Exhibit 10.19



       AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT


     AGREEMENT, made as of the 11th day of December, 1995, by and among:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the "Borrower");

     The Banks which have executed this Agreement (individually, a "Bank" and, collectively, the "Banks"); and

     NATWEST BANK N.A. (formerly National Westminster Bank USA), as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");


                           W I T N E S S E T H:

     WHEREAS:

     (A) The Borrower, the Agent and the banks signatory thereto entered into a certain Second Amended and Restated Loan Agreement dated as of December 15, 1993, which was amended pursuant to a certain Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of December 12, 1994 (as so amended, the "Original Loan Agreement"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "Loan Agreement");

     (B) The Borrower wishes to amend the Original Loan Agreement to, among other things, (i) increase the aggregate Total Commitment from $170,000,000 to $200,000,000, (ii) extend the A Commitment Termination Date to May 30, 1998, and (iii) extend the B Commitment Termination Date to May 30, 1996, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth;

     (C) Simultaneously with the execution and delivery hereof, PNC Bank, National Association (the "New Bank") has agreed to make loans to the Borrower in the amounts set forth opposite its name on its signature page hereto and the Borrower desires to accept the Total Commitment of the New Bank and to cause the New Bank to be added as a "Bank" to the Original Loan Agreement as amended hereby, and the Agent and the banks signatory to the Original Loan Agreement are agreeable to the addition of the New Bank;

     (D) Comerica Bank desires to increase its Total Commitment to the amount set forth opposite its name on its signature page hereto and the Borrower desires to accept the increased Total
Commitment of Comerica Bank;

     (E) Each of the banks signatory to the Original Loan Agreement desires to reallocate its Total Commitment (as between its respective A Commitment and B Commitment) to the amounts set forth opposite its name on its signature page hereto and the Borrower desires to accept such reallocation of the Total Commitment of each of them; and

     (F)  All capitalized terms used herein which are not other-

wise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Article 1.     Change in Total Commitments.

          Section 1.1 Total Commitments. From and after the date hereof, for purposes of the Loan Agreement, the Total Commitment of each Bank shall be the sum of the amounts set forth opposite each Bank's name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and, with respect to each Bank (other than the New Bank), such amount shall supersede and be deemed to amend the amount of its respective Total Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

          Section 1.2 New Bank. The New Bank agrees with the Borrower, the banks signatory to the Original Loan Agreement and the Agent that (i) it will abide by the terms of the Original Loan Agreement as amended hereby, and (ii) the Loan Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the New Bank.

          Section 1.3 Adjustment of Outstanding Loans. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrower from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Total Commitments, after giving effect to the additional Total Commitment of the New Bank, the increased amount of the Total Commitment of Comerica Bank and the reallocation of the amounts of the Total Commitment of each of the other Banks. The Borrower agrees and consents to the terms of this subsection 1.3.


     Article 2.     Amendments to Original Loan Agreement;
                    Second Substituted Notes.

          Section 2.1  The Original Loan Agreement is hereby
amended as follows:

               (a) The phrase "the amount set forth opposite such Bank's name on the signature pages hereof" appearing in the definition of the terms "A Commitment" and "B Commitment" in
Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages hereto.

               (b)  The definition of "A Commitment Termination
Date" appearing in Article 1 is amended by deleting the date
"December 15, 1997" and substituting therefor the date "May 30, 1998".

               (c)  The definition of "Additional Interest"
appearing in Article 1 is amended by deleting the reference to the amount "$50,000,000" appearing on the third line thereof and substituting therefor the amount "$80,000,000.

               (d)  The definition of "B Commitment Termination
Date" appearing in Article 1 is amended by deleting the date
"December 11, 1995" and substituting therefor the date "May 30, 1996".

               (e) All references to the amount"$50,000,000" appearing in Section 2.12 are hereby deleted and the amount
"$80,000,000" is substituted therefor.

               (f) Section 2.13 is deleted in its entirety and there is substituted therefor the following:

                    "(a) The A Loans made by each Bank shall be evidenced by a single promissory note of the Borrower (each, a "Second Substituted A Note" and, collectively, the "Second Substituted A Notes") in substantially the form of Exhibit A-1 annexed to Amendment No. 2 to Second Amended and Restated Loan Agreement dated as of December 11, 1995 by and among the Borrower, the banks signatory thereto and the Agent ("Amendment No. 2"). Each Second Substituted A Note shall be dated the date of Amendment No. 2, shall be payable to the order of such Bank in a principal amount equal to such Bank's A Commitment as in effect on the date of Amendment No. 2 and shall otherwise be duly completed. All A Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such A Loans shall be recorded by such Bank on the schedule attached to the relevant A Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such A Note in respect of such A Loans).

                    (b)  The B Loans made by each Bank shall be
     evidenced by a single promissory note of the Borrower (each, a "Second Substituted B Note" and, collectively, the "Second Substituted B Notes") in substantially the form of Exhibit A-2 annexed to Amendment No. 2. Each Second Substituted B Note shall be dated the date of Amendment No. 2, shall be payable to the order of such Bank in a principal amount equal to such Bank's B Commitment as in effect on the date of Amendment No. 2 and shall otherwise be duly completed. All B Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such B Loans shall be recorded by such Bank on the schedule attached to the relevant B Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such B Note in respect of such B Loans).

                    (c)  The Swing Line Loans made by the Swing
     Line Lender shall be evidenced by a single promissory note of the Borrower (the "Second Substituted Swing Line Note") substantially in the form of Exhibit A-3 annexed to Amendment No. 2. The Second Substituted Swing Line Note shall be dated the date of Amendment No. 2, shall be payable to the order of the Swing Line Lender in a principal amount equal to the Swing Line Loan Commitment and shall be otherwise duly completed. All Swing Line Loans made by the Swing Line Lender hereunder and all payments and prepayments on account of the principal thereof shall be recorded by the Swing Line Lender on the schedule attached to the Second Substituted Swing Line Note (provided, that any failure by the Swing Line Lender to make such endorsement shall not affect the obligations of the Borrower hereunder or under the Swing Line Note)."

               (g) Upon the consummation of the dissolution of NCB Business Credit and the assumption by the Borrower of the assets and liabilities of NCB Business Credit, subsection 6.9(f) shall be deemed amended by deleting the reference to the amount "$15,000,000" appearing therein and substituting therefor the amount "$30,000,000" and all references to NCB Business Credit appearing in subsections 6.9(e) and (f) shall be deemed deleted.

               (h) Section 7.4 is deleted in its entirety and the following is substituted therefor:

          "Section 7.4  Mergers, Acquisitions.

               Merge or consolidate with any Person (whether or not the Borrower is the surviving entity), except (i) for the Dissolution, and (ii) a Subsidiary may consolidate with, or merge into, the Borrower or another Subsidiary, or, except as permitted by subsection 6.9(f), acquire all or substantially all of the assets or any of the capital stock of any Person."

               (i) Exhibit B to the Loan Agreement is amended by adding "NCB Retail Finance Corporation, a Delaware corporation, capitalized with 1000 authorized shares of common stock, all of which are issued and outstanding and held by the Borrower."

          Section 2.2 In order to evidence the Loans and the Swing Line Loan, as amended hereby, the Borrower shall execute and deliver to each Bank, as the case may be, simultaneously with the execution and delivery hereof, promissory notes payable to the order of such Bank in substantially the form of Exhibits A-1, A-2 and A-3 (in the case of the Swing Line Lender) annexed hereto (hereinafter referred to individually as a "Second Substituted Note" and collectively as the "Second Substituted Notes"). Each of the Banks (other than the New Bank) shall, upon the execution and delivery by the Borrower of its applicable Second Substituted Note as herein provided, mark the Substituted Notes delivered to it in connection with Amendment No. 1 "Replaced by Second Substituted Note" and return them to the Borrower.

          Section 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Loan(s)", the "A Note(s)", the "B Note(s)", the "Swing Line Note", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Second Substituted A Note(s), the Second Substituted B Note(s), the Second Substituted Swing Line Note, the Second Substituted Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Amendment No. 2, the Second Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

               (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

          Section 2.4  The Original Loan Agreement and the other
Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.
     Article 3.     Representations and Warranties.

          The Borrower hereby confirms, reaffirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

     Article 4.   Conditions to Effectiveness of this Agreement.

          This Amendment No. 2 to Second Amended and Restated
Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

               (a) This Amendment No. 2 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank.

               (b)  The Borrower shall have executed and
delivered to each Bank its Second Substituted A Note and Second
Substituted B Note and with respect to the Swing Line Lender, the Second Substituted Swing Line Note.

               (c) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 2, no Default or Event of Default shall exist, shall be true.

               (d) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

               (e) The Agent shall have received copies of the following:

                    (i)  Copies of all corporate action taken by
the Borrower to authorize the execution, delivery and performance of this Amendment No. 2, the Second Substituted Notes and the transactions contemplated hereby, certified by its secretary;

                    (ii) A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

                    (iii) An incumbency certificate (with
specimen signatures) with respect to the Borrower.

               (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     Article 5.   Miscellaneous.

          Section 5.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement", "Note(s)" and "Loan", shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Second Substituted Note(s) and the Loans, as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

          Section 5.2 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          Section 5.3  Counterparts.  This Agreement may be
executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


                         NATIONAL CONSUMER COOPERATIVE BANK,
                         D/B/A NATIONAL COOPERATIVE BANK


                         By__________________________________
                                                       Title

A Commitment                  NATWEST BANK N.A.,
                              as Agent and as a Bank, and as a
$24,000,000                   Swing Line Lender


                              By ______________________________
                                                       Title

B Commitment                  Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans, Fed
$16,000,000                   Funds Loans and Address for
                              notices:

                              175 Water Street
                              New York, New York  10038
                              Attn:  James V. Maiorino
                                     Vice President

                              Telephone No.:  212-602-2560

                              Telecopier No.:  212-602-2671

                              Telex No. 62610 NBNA UW

A Commitment                  CREDIT SUISSE

$18,000,000
                              By: _______________________________
                                                            Title


B Commitment                  By: _______________________________
                                                            Title
$12,000,000

                              Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans, Fed
                              Funds Loans and address for
                              notices:

                              Credit Suisse
                              12 East 49th Street
                              New York, New York 10017
                              Attn: Yvette McQueen
                                    Administrative Assistant

                              Telephone No.:  212-238-5362

                              Telecopier No.:  212-238-5389

                              Telex No.:  420-149

A Commitment                  COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A. ("Rabobank
$18,000,000                   Nederland"), New York Branch


                              By: _______________________________
                                                            Title


                              By: _______________________________
                                                            Title


B Commitment                  Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans, Fed
$12,000,000                   Funds Loans and address for
                              notices:

                              245 Park Avenue
                              New York, New York 10167-0062
                              Attn:  Corporate Services

                              Telephone No.: 212-916-7979

                              Telecopier No.: 212-916-7837

                              Telex No.: 42 4337

A Commitment                  COMERICA BANK

$19,500,000
                              By:________________________________
                                                            Title


B Commitment                  Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans, and
$13,000,000                   Fed Funds Loans:

                              Comerica Bank
                              500 Woodward Avenue
                              Mail Code 3280
                              Detroit, Michigan 48226
                              Attn.:  Tammy Gurne
                                      Account Officer

                              Telephone No.:  313-222-7806

                              Telecopier No.: 313-222-3330

A Commitment                  PNC BANK, NATIONAL ASSOCIATION

$15,000,000
                              By:________________________________
                                                            Title


B Commitment                  Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans, Fed
$10,000,000                   Funds Loans and address for
                              notices:

                              PNC Bank, National Association
                              100 South Broad Street
                              Philadelphia, Pennsylvania 19110
                              Attn.: Steffen W. Crowther
                                     Vice President


                              Telephone No.:  215-585-5226


                              Telecopier No.: 215-585-5972


                              Telex No.: 845 270

A Commitment                  SIGNET BANK

$15,000,000
                              By:________________________________
                                                            Title


B Commitment                  Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans and
$10,000,000                   Fed Funds Loans:

                              Signet Bank
                              7799 Leesburg Pike
                              Falls Church, Virginia  22043

                              Address for Notices:

                              Signet Bank
                              1350 Connecticut Avenue NW
                              Suite 1000
                              Washington, D.C. 20036-1701
                              Attn.:  Linwood White
                                      Senior Vice President

                              Telephone No.:  202-331-5453

                              Telecopier No.: 202-872-9250

                              Telex No.:  82-724-0507

A Commitment                  FIRST NATIONAL BANK OF MARYLAND

$10,500,000
                              By:_______________________________
                                                           Title


B Commitment                  Lending Office for Prime Rate
                              Loans, LIBOR Loans, CD Loans and
$7,000,000                    Fed Funds Loans:


                              First National Bank of Maryland
                              Internal I.D. BANC 101-716
                              18th Floor
                              25 South Charles Street
                              Baltimore, Maryland 21201
                                        or
                              P.O. Box 101-710
                              Baltimore, Maryland 21203

                              Attn:  Robert R. Chafey
                                     Vice President

                              Telephone No.: 410-244-4032
                              Telecopier No.: 410-244-4234

                              Telex No.: 684-9150 FNBUW

                               EXHIBITS



A-1  Form of Second Substituted A Note

A-2  Form of Second Substituted B Note

A-3  Form of Second Substituted Swing Line Note

                           EXHIBIT A-1
                          TO AMENDMENT NO. 2
             TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                              BY AND AMONG
                   NATIONAL CONSUMER COOPERATIVE BANK
                                   AND
                       CERTAIN BANKS NAMED THEREIN
                                   AND
               NATWEST BANK N.A., AS AGENT FOR THE BANKS


                     FORM OF SECOND SUBSTITUTED A NOTE



[A Commitment Amount]                                      Due May 30, 1998


     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK, (the "Borrower"), hereby promises to
pay to the order of [        ] (the "Bank") by payment to the
Agent for the account of the Bank the principal sum of [amount of A Commitment] ($__________) Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the A Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 30, 1998.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this A Note (or on any continuation thereof) the amount, type, due date and interest rate of each A Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such A Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This A Note is one of the Notes referred to in the Second Amended and Restated Loan Agreement dated as of December 15, 1993, as amended by Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of December 12, 1994 and by Amendment No. 2 to Second Amended and Restated Loan Agreement dated as of December 11, 1995 (as so amended, the "Loan Agreement") among the Borrower, the Banks and NatWest Bank N.A., as Agent for the Banks and evidences the A Loans made by the Bank thereunder. [This A Note supersedes and is given in substitution for the Substituted A Note dated December 12, 1994 made by the Borrower to the order of the Bank in the original principal
amount of $         but does not constitute a novation,
extinguishment or termination of the obligations evidenced thereby.] Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this A Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason-

able attorneys' fees in case default occurs in the payment of this A Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This A Note has been executed and delivered this 11th day of December, 1995 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK


                              By:________________________________
                                                            Title

                          SCHEDULE TO SECOND SUBSTITUTED A NOTE
                       MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                            IN FAVOR OF _____________________


     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types
(Prime Rate Loans, Fed Funds Loans, CD Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepay-ments set forth below:




Date Made Principal                 Interest  Amount of
   or     Amount of Type of Due Date Rate on  Payment or Balance    Notation
Converted   Loan     Loan   of Loan   Loan    Prepayment Outstanding Made By






                              EXHIBIT A-2
                            TO AMENDMENT NO. 2
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                              BY AND AMONG
                     NATIONAL CONSUMER COOPERATIVE BANK
                                  AND
                       CERTAIN BANKS NAMED THEREIN
                                  AND
                     NATWEST BANK N.A., AS AGENT FOR THE BANKS

                        FORM OF SECOND SUBSTITUTED B NOTE


[B Commitment Amount]                   Due May 30, 1996


     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to pay
to the order of [        ] (the "Bank") by payment to the Agent for
the account of the Bank the principal sum of [amount of B Commit-ment] ($__________) Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the B Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 30, 1996.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this B Note (or on any continuation thereof) the amount, type, due date and interest rate of each B Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such B Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This B Note is one of the Notes referred to in the Second Amended and Restated Loan Agreement dated as of December 15, 1993, as amended by Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of December 12, 1994 and by Amendment No. 2 to Second Amended and Restated Loan Agreement dated as of December 11, 1995 (as so amended, the "Loan Agreement") among the Borrower, the Banks, and NatWest Bank N.A., as Agent for the Banks and evidences the B Loans made by the Bank thereunder. [This B Note supersedes and is given in substitution for the Substituted B Note dated December 12, 1994 made by the Borrower to the order of the Bank in
the original principal amount of $         but does not constitute a
novation, extinguishment or termination of the obligations evidenced thereby.] Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this B Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reasonable attorneys' fees in case default occurs in the payment of this B
Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This B Note has been executed and delivered this 11th day of December, 1995 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK


                              By:________________________________
                                                      Title






                           SCHEDULE TO SECOND SUBSTITUTED B NOTE
                       MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                             IN FAVOR OF _____________________


     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans, Fed Funds Loans, CD Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:




Date Made Principal                 Interest  Amount of
   or     Amount of Type of Due Date Rate on  Payment or Balance    Notation
Converted   Loan     Loan   of Loan   Loan    Prepayment Outstanding Made By

                               EXHIBIT A-3
                            TO AMENDMENT NO. 2
               TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                             BY AND AMONG
                  NATIONAL CONSUMER COOPERATIVE BANK
                     CERTAIN BANKS NAMED THEREIN
                                 AND
                            NATWEST BANK N.A.,
                         AS AGENT FOR THE BANKS

                FORM OF SECOND SUBSTITUTED SWING LINE NOTE

$10,000,000                                               Due May 30, 1996

        FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to pay to the order of NATWEST BANK N.A. (the "Bank") by payment to the Bank of the principal sum of TEN MILLION DOLLARS ($10,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swing Line Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 30, 1996.

        The Borrower further promises to pay to the order of the Bank by payment to the Bank interest on the unpaid principal amount of each Swing Line Loan from the date such Swing Line Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

        The Bank has been authorized by the Borrower to record on the schedules annexed to this Swing Line Note (or on any continuation thereof) the amount, due date and interest rate of each Swing Line Loan made by the Bank under the Loan Agreement and the amount of each payment of principal and the amount of each payment of interest of each such Swing Line Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Swing Line Loans. Such notations shall be deemed correct, absent manifest error.

        This Swing Line Note is the Swing Line Note referred to in the Second Amended and Restated Loan Agreement dated as of December 15, 1993, as amended by Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of December 12, 1994 and by Amendment No. 2 to Second Amended and Restated Loan Agreement dated as of December 11, 1995 (as so amended, the "Loan Agreement") among the Borrower, the Banks and NatWest Bank N.A., as Agent for the Banks and evidences the Swing Line Loans made by the Bank thereunder. Capitalized terms used in this Swing Line Note have the respective meanings assigned to them in the Loan Agreement.

        Upon the occurrence of an Event of Default, under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

        The Borrower agrees to pay costs of collection and reasonable attorneys' fees in case default occurs in the payment of this Swing Line Note.

        Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

        This Swing Line Note has been executed and delivered this 11th day of December, 1995 in New York, New York, and shall be construed in accordance with and governed by the laws of the State of New York.

                           NATIONAL CONSUMER COOPERATIVE BANK
                           D/B/A NATIONAL COOPERATIVE BANK




                            By:________________________________
                                              Title

                  SCHEDULE TO SECOND SUBSTITUTED SWING LINE NOTE
                   MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                         IN FAVOR OF NATWEST BANK N.A.


     This Swing Line Note evidences the Swing Line Loans made under the within described Agreement, in the principal amounts, and on the dates set forth below, subject to the payments set forth below:





Date Made Principal                 Interest Amount of
   or     Amount of Type of Due Date Rate on Payment or Balance     Notation
Converted   Loan    Loan    of Loan   Loan   Prepayment Outstanding Made By

                                                 Exhibit 10.20
                                                 EXECUTION COPY



                              TERM LOAN AGREEMENT



                 THIS TERM LOAN AGREEMENT (this "Agreement") is made and entered into as of the 15th day of September, 1995, by and between NATIONAL CONSUMER COOPERATIVE BANK, a banking corporation organized under the laws of the United States that does business as the National Cooperative Bank (hereinafter referred to as the "Company") and CREDIT SUISSE, a banking company organized and existing under the laws of Switzerland having a New York Branch operating under a State of New York banking charter (hereinafter referred to as the "Bank").
                 IN CONSIDERATION of the mutual covenants and agreements herein contained, the Company and the Bank hereby agree as follows:


                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING TERMS

                 Section 1.1  Definitions.  As used in this
Agreement, and unless the context requires a different meaning, the following terms shall have the meanings indicated (such meanings to be, when appropriate, equally applicable to both the singular and plural forms of the terms defined):

                 "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

                 "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Company.

                 "Asset Securitization" shall mean, with respect to any Person, a transaction involving the sale or transfer of receivables by such Person to a special purpose corporation or grantor trust (an "SPV") established solely for the purpose of purchasing such receivables from the Company for Cash in an amount equal to the Fair Market Value thereof; provided, however, that the Company may (A) establish and maintain a reserve account containing Cash or Securities as a credit enhancement in respect of any such sale, or (B) purchase or retain a subordinated interest in such receivables being sold.

                 "Asset Securitization Recourse Liability" shall mean, with respect to any Person, the maximum amount of such Person's liability (whether matured or contingent) under any agreement, note or other instrument in connection with any one or more Asset Securitizations in which such Person has agreed to repurchase receivables or other assets, to provide direct or indirect credit support (whether through cash payments, the establishment of reserve accounts containing cash or Securities, an agreement to reimburse a provider of a letter of credit for any draws thereunder, the purchase or retention of a subordinated interest in such receivables or other assets, or other similar arrangements), or in which such Person may be otherwise liable for all or a portion of any SPV's obligations under Securities issued in connection with such Asset Securitizations.

                 "Authorized Officer" means any of the Chairman of the Board, the President, any Vice President, the Treasurer of the Company, and any other officer duly authorized to execute this Agreement on behalf of the Company.

                 "Bank Lending Office" or "Lending Office of the Bank" means Credit Suisse, Tower 49, 12 East 49th Street, New York, New York 10017, or such other office or offices situated in the United States of America as the Bank may from time to time designate to the Company by written notice.

                 "Base Rate" means for any day the higher of (1) the base commercial lending rate announced from time to time by Credit Suisse (New York Branch) as applicable at the opening of business on such day, or (2) the rate quoted by Credit Suisse (New York Branch) at approximately 11:00 a.m., New York City time, to dealers in the New York Federal Funds Market for the overnight offering of dollars by Credit Suisse (New York Branch) for deposit, plus one-half of one per cent (1/2%).

                 "Benefit Plan" means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of the Company or an ERISA Affiliate.

                 "Business Day" means any day on which commercial banks are open for business (and not required or authorized by law to close) in New York, New York and, for purposes of the determination of each Interest Payment Date and the Maturity Date, in London, England.

                 "Capitalized Lease" means any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

                 "Cash" means, as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

                 "Class A Notes" means the class A notes issued by the Company to the Secretary of the Treasury on behalf of the United States pursuant to Section 3026(a)(3)(A) of the National Consumer Cooperative Bank Act, as amended, 12 U.S.C. Sec. 3001, et seq. (the "Bank Act") on the Final Government Equity Redemption Date (the "Redemption Date") in full and complete redemption of the class A stock of the Company held by the Secretary of the Treasury on such Redemption Date and replacement notes for such Class A notes in a principal amount(s) not greater than those notes being replaced and containing identical terms of subordination as the Class A notes. The terms "class A notes", "Final Government Equity Redemption Date", and "class A stock" are defined in the Bank Act, which definitions are incorporated by this reference as if fully set forth herein.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Commitment Expiration Date" has the meaning specified in Section 2.1 of this Agreement.

                 "Consolidated Adjusted Net Income" for any fiscal period of the Company, means net earnings or net loss (determined on a consolidated basis) of the Company and the Subsidiaries after income taxes for such period, but excluding from the determination of such earnings the following items (together with the income tax effect, if any, applicable thereto):


                 (a)  the proceeds of any life insurance policy;

                         (b)  any gain or loss arising from the sale
                 of capital assets;

                         (c)  any gain arising from any reappraisal,
                 revaluation or write-up of assets;

                         (d)  any gain arising from transactions of
                 a non-recurring or nonoperating and material nature or arising from sales or other dispositions relating to the discontinuance of operations;

                         (e)  earnings of any Subsidiary accrued
                 prior to the date it became a Subsidiary;

                         (f)  earnings of any corporation,
                 substantially all the assets of which have been acquired in any manner, realized by such other corporation prior to the date of such acquisition;

                         (g)  net earnings of any business entity
                 (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

                         (h)  any portion of the net earnings of any
                 Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other
                 Subsidiary;

                         (i)  the earnings of any Person to which
                 assets of the Company shall have been sold, transferred or disposed of, or into which the Company shall have merged, prior to the date of such transaction;

                         (j)  any gain arising from the acquisition
                 of any Securities of the Company or any Subsidiary;
                 and

                         (k)  any amortization of deferred or other
                 credit representing the excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary.

                 "Consolidated Adjusted Net Worth" at any time means, with respect to the Company and the Subsidiaries
        (determined on a consolidated basis):

                         (a)  the amount of capital stock liability
                 plus (or minus in the case of a deficit) the capital surplus and earned surplus of the Company and the Subsidiaries, less (without duplication) the sum of

                         (b)  the net book value, after deducting
                 any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and the Subsidiaries:

                                        (i)  all deferred charges
                         and prepaid expenses other than prepaid
                         taxes and prepaid insurance premiums;

                                    (ii)  treasury stock;

                                   (iii)  unamortized debt discount
                         and expense and unamortized stock discount and expense;

                                    (iv)  good will, the excess of
                         the cost of assets acquired over the book value of such assets on the books of the transferor, the excess of the cost of investments in any Person (including any Subsidiary) over the value of such investments on the books of such Person at the time of making such investments, organizational or experimental expense, patents, trademarks, copyrights, trade names and other intangibles;

                                        (v)  all receivables (other
                         than Eurodollar deposits) owing by Persons whose principal place of business or principal assets are located in any jurisdiction other than the United States of America or Canada; and

                                    (vi)  any increment resulting
                         from reappraisal, revaluation or write-up of capital assets subsequent to December
                         31, 1991.

        If the Company shall have any Restricted Investments outstanding at any time, such Investments shall be excluded from Consolidated Adjusted Net Worth.

                 "Consolidated Debt" means at any date of determination thereof, the aggregate amount of all Indebtedness of the Company and its Subsidiaries, plus, without duplication, the aggregate amount of the obligations of the Company and its Subsidiaries set forth below, at such time:

                         (a)    the principal amount of all recourse
                 and non-recourse interest bearing obligations of the Company or any Subsidiary including, without limitation, any such obligations bearing an implicit rate of interest, such as Capitalized Leases, and interest bearing obligations secured by any Lien upon Property owned by the Company or any Subsidiary, even though such Person has not assumed or become liable for the payment of such obligations;

                         (b)    the aggregate amount of all demand
                 and term deposits made by any Person with the Company or any Subsidiary (including, without limitation, certificates of deposit issued by the Company or any Subsidiary);

                         (c)    the face amount of all letters of
                 credit issued by the Company or any Subsidiary and all bankers' acceptances accepted by the Company or any Subsidiary; and

                         (d)    the aggregate amount of all assets
                 with respect to which the Company or a Subsidiary has any Asset Securitization Recourse Liabilities in respect of promissory notes and other interest bearing obligations sold or otherwise transferred by the Company or any Subsidiary (regardless of whether such aggregate amount of assets is in excess of the amount of such Asset Securitization Recourse Liabilities), whether for the repurchase of defaulted notes or obligations or otherwise.

                 "Consolidated Earnings Available for Fixed Charges" shall mean, for any period, the sum of: (i) Consolidated Adjusted Net Income during such period; plus (ii) to the extent deducted in determining Consolidated Adjusted Net Income, (a) all provisions for any Federal, state or other income taxes made by the Company and its Subsidiaries during such period, and (b) Consolidated Fixed Charges during such period plus (iii) contributions made by the Company to Development Corp.

                 "Consolidated Effective Net Worth" at any time means the sum of

                         (a)    Consolidated Adjusted Net Worth at
                 such time; plus

                         (b)    the aggregate outstanding principal
                 amount of Class A Notes at such time.

                 "Consolidated Fixed Charges" shall mean, with respect to the Company on a consolidated basis for any period, the sum of: (i) all interest and all amortization of Indebtedness, amortized discount and expense on all Indebtedness for borrowed money of the Company and its Subsidiaries, plus (ii) all Rentals payable during such period by the Company and its Subsidiaries.

                 "Consolidated Net Earnings" means, for any period, the net income or loss of the Company and its Subsidiaries, as applicable (determined on a consolidated basis for such Persons at such time), for such period, as determined in accordance with generally accepted accounting principles in effect at such time.

                 "Consolidated Net Worth" means, with respect to the Company, the sum of (i) the common stock account of the Company determined as of any date in accordance with GAAP consistent with the principles applied in the preparation of the Company's consolidated statement of financial condition for the fiscal year ended December 31, 1993; (ii) the Class A Notes; and (iii) the consolidated retained earnings account (whether allocated or unallocated) of the Company and its Subsidiaries determined as of any date in accordance with GAAP consistent with the principles applied in the preparation of the Company's consolidated statement of financial condition for the fiscal year ended December 31, 1993.

                 "Consolidated Senior Debt" means all unsecured Indebtedness of the Company and its Subsidiaries on a consolidated basis (i) for borrowed money (including the Indebtedness hereunder, the Senior Notes, Indebtedness under the NatWest Loan Agreement, and all demand and term deposits made by any Person with the Company or any of its Subsidiaries) which is not expressly subordinate or junior to any other Indebtedness, plus without duplication, (ii) all "guarantees," as defined in Section 6.2(d) hereof, and
        (iii) Asset Securitization Recourse Liabilities to the extent, but only to the extent, that such obligations have matured.

                 "Consolidated Senior Obligations" at any time means, with respect to the Company and the Subsidiaries
        (determined on a consolidated basis), the sum of

                         (a)  the aggregate unpaid principal amount
                 of Consolidated Senior Debt, plus

                         (b)  the aggregate amount of all
                 Capitalized Leases plus

                         (c)  Restricted Guarantees computed on the
                 basis of total outstanding contingent liability.

                 "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Company.

                 "Credit Agreement Related Claim" means any claim (whether civil, criminal or administrative and whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, this Agreement, the Note, or the relationship established hereunder or thereunder.

                 "Default" means an Event of Default or an event or condition the existence or occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                 "Default Rate" means the rate of interest applicable under Section 3.3 from time to time.

                 "Development Corp." means NCB Development
        Corporation, a District of Columbia non-profit corporation established pursuant to 12 U.S.C. Sec. 3051(b).

                 "Dollars", "U.S.$" and the sign "$" mean such coin or currency of the United States of America as at the time shall constitute legal tender for the payment of public and private debts.

                 "Effective Date" means September 15, 1995.

                 "Eligible Cooperatives" has the meaning assigned to such term in Section 3015 of Title 12 of the United States Code.

                 "Eligible Derivatives" means derivative Securities which are sold in the ordinary course of the business of the Company and its Subsidiaries for the purpose of hedging or otherwise managing portfolio risk.

                 "ERISA" means the Employee Retirement Income
        Security Act of 1974, as amended.

                 "ERISA Affiliate" means any Person, including a Subsidiary or other Affiliate, that is a member of any group of organizations within the meaning of Code Sections 414(b),
        (c), (m) or (o) of which the Company is a member.

                 "Events of Default" has the meaning specified in
        Section 7.1 of this Agreement.

                 "Exchange Act" means the Securities and Exchange
        Act of 1934, as amended, and any successor Federal statute.

                 "Fair Market Value" means, at any time with respect to any Property, the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

                 "February 8, 1995 Note" means the Promissory Note issued to the Bank by the Company in the principal amount of $8,000,000 under the terms and conditions of that certain Term Loan Agreement, dated as of February 6, 1995, by and between the Company and the Bank.

                 "Fixed Charges" means, with respect to the Company, for any period, the sum of: (i) all interest and all amortization of Indebtedness, amortized discount and expense on all Indebtedness for borrowed money of the Company, plus
        (ii) all Rentals payable during such period by the Company.

                 "Funded Debt" means all Indebtedness for borrowed money that by its terms matures more than twelve months from the date as of which any determination of Funded Debt is made, any and all Indebtedness maturing within twelve months from such date that is renewable at the option of the obligor to a date beyond twelve months from the date of such determination, including any Indebtedness renewable or extendable (whether or not theretofore renewed or extended) under, or payable from the proceeds of other Indebtedness that may be incurred pursuant to the provisions of, any revolving credit agreement or other similar agreement.

                 "GAAP" means generally accepted accounting principles.

                 "Government Obligations" means any and all direct obligations of the United States of America or obligations in respect of which the payment of the principal of, and interest thereon, is unconditionally guaranteed by the United States of America.

                 "Governmental Body" means (i) the United States of America, any State thereof, any other country or any political subdivision of such other country, or any department, agency, commission, board, bureau or instrumentality of the United States of America, any State thereof, any other country or political subdivision of such other country or any subdivision of any of them, and (ii) any quasi-governmental body, agency or authority (including any central bank) exercising regulatory authority over the Bank pursuant to applicable law in respect of the transactions contemplated by this Agreement.

                 "Guarantees" at any time means all obligations of any Person guaranteeing or in effect guaranteeing any indebtedness or obligation or dividend of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement contingent or otherwise, by such Person

                         (a)  to purchase any indebtedness or
                 obligation or any Property constituting security therefor,

                         (b)  to advance or supply funds

                                        (i)  for the purchase or
                         payment of any Indebtedness or obligation or

                                    (ii)  to maintain working
                         capital, equity capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of any indebtedness or obligation,

                         (c)  to purchase Property, Securities or
                 services primarily for the purpose of assuring the owner of any indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation or

                         (d)  otherwise to assure the owner of the
                 indebtedness or obligation of the primary obligor against loss in respect thereof.

        Liabilities or endorsements in the ordinary course of business of checks and other negotiable instruments for deposit or collection and obligations of the Company or the Subsidiaries to acquire assets from the Bank in the ordinary course of business shall not be deemed "Guarantees."

                 "Indebtedness" means, with respect to any Person, all (i) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities which, in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and banker's acceptances credited for such Person; (v) obligations in the form of demand and term deposit accounts maintained by such Person; and (vi) Asset Securitization Recourse Liabilities to the extent, but only to the extent, that such obligations have matured.

                 "Interest Payment Date" means the same day as the Loan Date on a quarterly basis after the Loan Date and up to the Maturity Date.

                 "Investment" in any Person by the Company means:
        (a) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by the Company for or in connection with the acquisition by the Company of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such Person; and (b) the amount of any advance, loan or extension of credit to, or guaranty or other similar obligation with respect to any Indebtedness of, such Person by the Company and (without duplication) any amount committed to be advanced, loaned, or extended to, or the payment of which is committed to be assured by a guaranty or similar obligation for the benefit of, such Person by the Company.

                 "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                 "Loan" means the loan to be made by the Bank to the Company pursuant to this Agreement.

                 "Loan Date" means September 15, 1995.

                 "Maturity Date" is defined in Section 2.2.

                 "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section
        4001(a)(3) of ERISA.

                 "NatWest Loan Agreement" means the Loan Agreement dated as of December 15, 1993 among the Company, the Banks listed therein, and National Westminster Bank USA, as Agent, as amended through the Effective Date.

                 "NCB Business Credit" means NCB Business Credit
        Corporation, a Delaware corporation.

                 "NCB Financial Corporation" means NCB Financial
        Corporation, a Delaware Corporation.

                 "NCB Mortgage" means NCB Mortgage Corporation, a
        Delaware corporation.

                 "NCCB Senior Obligations" means, at any date of determination thereof, with respect to the Company, the sum of:

                         (a)  the aggregate unpaid principal amount
                 of Senior Debt, plus

                         (b)    the aggregate amount of all
                 Capitalized Leases, plus

                         (c)    Restricted Guarantees computed on
                 the basis of total outstanding contingent liability, plus

                         (d)    Asset Securitization Recourse
                 Liabilities of the Company (meeting the conditions set forth in either clause (i) or clause (ii) below):

                                        (i)       to the extent, but
                         only to the extent, that such obligations arise from the Company's obligation to repurchase receivables or other assets as a result of a default in payment by the obligor thereunder or any other default in performance by such obligor under any agreement related to such receivables; or

                                        (ii)       if the Company
                         shall maintain a reserve account containing
                         Cash or Securities in respect of any such obligations or shall retain or purchase a subordinated interest therein, to the extent, but only to the extent, of the amount of such reserve account or subordinated interest.

                 "Note" means the Promissory Note issued to the Bank by the Company pursuant to this Agreement, substantially in the form (appropriately completed) of Exhibit A to this Agreement.

                 "Notice of Borrowing" means any notice given to the Bank by the Company pursuant to and in accordance with
        Section 4.1 of this Agreement.

                 "November 10, 1994 Note" means the Promissory Note issued to the Bank by the Company in the principal amount of $10,000,000 under the terms and conditions of that certain Term Loan Agreement, dated as of November 9, 1994, by and between the Company and the Bank.

                 "Paid-in-Capital" shall have the meaning ascribed to it by GAAP.

                 "PBGC" shall mean the Pension Benefit Guaranty
        Corporation.

                 "Permitted Liens" means (i) pledges or deposits by the Company under workman's compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of the Company), or leases to which the Company is a party, or deposits to secure public or statutory obligations of the Company or deposits of cash or U.S. government Bonds to secure surety, appeal, performance or other similar bonds to which the Company is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against the Company with respect to which the Company at the time shall currently by prosecuting an appeal or proceedings for review; (iii) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested as permitted by Section 6.1(j) hereof; and
        (iv) Liens incidental to the conduct of the business of the Company or to the ownership of its property which were not incurred in connection with Indebtedness of the Company, all of which Liens do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business of the Company.

                 "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof, a court, or any other legal entity, whether acting in an undivided fiduciary or other capacity.

                 "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

                 "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                 "Qualified Assets" means, at any date of determination thereof, the sum of the following items (a),
        (b) and (c) owned by the Company:

                         (a)    The principal amount of all
                 promissory notes and other interest bearing obligations acquired by the Company in the ordinary course of its business less (i) reserves for credit losses applicable thereto, and (ii) unearned income;

                         (b)    Cash on hand and in banks; and

                         (c)    Investments other than "Restricted
                 Investments" (as such term is defined in the Senior Note Agreements as in effect on the date hereof).

                 "Regulatory Change" means any applicable law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the date hereof, whether the same is
        (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (ii) enacted, adopted, issued or proposed before or after the date hereof, including any such that imposes, increases or modifies any tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any income or franchise tax imposed upon the Bank by any jurisdiction (or any political subdivision thereof) in which the Bank or any office is located.

                 "Rentals" means all fixed rentals (including as such all payments that the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

                 "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Section 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

                 "Restricted Guarantees" at any time means all Guarantees by the Company of obligations of others that constitute sum certain obligations at the time such Guarantees are incurred.

                 "Restricted Investments" at any time means any investment that is not permitted under Section 6.2(i) of this Agreement.

                 "Restricted Payment" means any payment by the Company of the type described in 6.2(f) of this Agreement.

                 "Security" shall have the meaning ascribed thereto in Section 2(1) of the Securities Act, as amended; provided, however, that Asset Securitization Recourse Liabilities shall not constitute "Securities" except (i) to the extent that such obligations arise from the Company's obligation to repurchase receivables or other assets as a result of a default in payment by the obligor thereunder or any other default in performance by such obligor under any agreement related to such receivables or (ii) if the Company shall maintain a reserve account containing Cash or Securities in respect of any such obligations or shall retain or purchase a subordinated interest therein to the extent of the amount of such reserve account or subordinated interest.

                 "Selected Banks" means the Bank of Delaware, the bank signatories to the NatWest Loan Agreement, and the one hundred largest commercial banks that either are United States national banking associations or are chartered under the laws of a state of the United States and that have ratings by Thompson BankWatch, Inc. no lower than B/C.

                 "Senior Debt" means all Indebtedness of the Company for borrowed money (including, without limitation, all Indebtedness under this Agreement, the Senior Note Agreements and the Natwest Loan Agreement) that is not expressly subordinate or junior to any other Indebtedness.

                 "Senior Note Agreements" means, collectively, (i) the separate Senior Note Agreements dated as of December 16, 1994 in respect of the Company's (A) 8.84% Series A Senior Notes due March 31, 2000, (B) 8.85% Series B Senior Notes due March 31, 2000, and (C) Series C Senior Notes due March 31, 2000, the interest rate for which will be determined when such Series C Senior Notes are issued, (ii) the Assumption Agreement and Amended and Restated Senior Note Agreement dated as of December 1, 1993 in respect of the Company's Amended and Restated 10.15% Senior Notes due October 15, 1995, (iii) the separate Assumption Agreement and Amended and Restated Senior Note Agreement dated as of December 1, 1993 in respect of the Company's (A) Amended and Restated 8.18% Series A Senior Notes due June 24, 1997, (B) Amended and Restated 8.32% Series B Senior Notes due December 24, 1997, and (C) Amended and Restated 8.44% Series C Senior Notes due June 24, 1998, as each may be amended from time to time and (iv) a Master Shelf Agreement dated as of December 30, 1994, for up to $50,000,000 of Series {62} Notes between the Company and The Prudential Insurance Company of America.

                 "Senior Notes" shall mean the Senior Notes issued by the Company under the terms and conditions of the Senior Note Agreements.

                 "SPV" shall have the meaning assigned to such term in the definition of "Asset Securitization" in this Article 1 and NCB I, Inc. and any other Subsidiary of the Company having powers limited to the holding of regular or residual interests arising out of Asset Securitization.

                 "Subsidiary" shall mean any corporation a majority of the capital stock of which at the time outstanding, having ordinary voting power for the election of directors, is owned by the Company directly or indirectly.

                 "Termination Event" means, with respect to any Benefit Plan, (i) any Reportable Event with respect to such Benefit Plan, (ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (iii) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (iv) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

                 "Voting Stock" means Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of the corporate directors (or persons performing similar functions).

                 Section 1.2  Accounting Terms.  All accounting
terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                 Section 1.3 Time Period Computations. In the computation of a period of time specified in this Agreement from a specified date to a subsequent date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".



                                  ARTICLE II

                            GENERAL LOAN PROVISIONS


                 Section 2.1 The Loan. Subject to the terms and conditions of this Agreement, on the Loan Date the Bank shall lend to the Company and the Company shall borrow from the Bank, the aggregate principal amount of TWELVE MILLION UNITED STATES DOLLARS ($12,000,000) (the "Loan").

                 Section 2.2  Term of Loan.  The entire principal
amount of the Loan shall be due and payable on the date in 1998 that is three years after the Loan Date (the "Maturity Date").

                 Section 2.3 Proceeds of Loan. The Bank shall, upon the Company's satisfaction of the conditions specified in
Article IV of this Agreement, make the entire principal amount of the Loan available to the Company before 12:00 Noon (New York City time) on the Loan Date in Dollars in immediately available funds at the bank (and for credit to the account of the Company at such bank designated by the Company) specified by the Company in the Notice of Borrowing.

                 Section 2.4 The Note. The Loan shall be evidenced by a Promissory Note of the Company, which shall be substantially in the form of Exhibit A to this Agreement (appropriately completed), dated the Loan Date, payable to the order of the Bank in the principal amount of the Loan. The first and last days of each interest period during the term of the Loan and each payment of interest on the Loan shall be recorded by the Bank on the "Schedule of Interest" attached to the Note and by specific reference made a part thereof. Any prepayment of the principal amount of the Loan shall be recorded by the Bank on the reverse side of the Note and indicated on the "Schedule of Interest".
                                  ARTICLE III

                            INTEREST AND REPAYMENT


                 Section 3.1 Interest on the Loan. The Loan shall bear interest at the rate of six and seventy-one one-hundredths percent (6.71%) per annum on the principal amount of the Loan from time to time outstanding until the entire principal amount of the Loan shall have been repaid.

                 Section 3.2  Additional Interest.  If, after the
date of this Agreement, any Regulatory Change

                         (i)  shall subject the Bank to any tax,
        duty or other charge with respect to its obligation to make or maintain the Loan, or shall change the basis of taxation of payments to the Bank of the principal of or interest on the Loan in respect of any other amounts due under this Agreement in respect of its obligation to make the Loan (except for changes in the rate of tax on the overall net income of the Bank); or

                     (ii) shall impose, modify or deem applicable any reserve, special deposit, capital adequacy or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank or shall impose on the Bank any other condition affecting (1) the obligation of the Bank to make or maintain the Loan; or (2) the Note;

and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining the Loan or to reduce the amount of any sum received or receivable by the Bank under this Agreement or under the Note, by an amount reasonably deemed by the Bank to be material, then, within fifteen days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. A certificate of the Bank setting forth the basis for determining such additional amount or amounts necessary to compensate the Bank shall be conclusive in the absence of manifest error.

                 Section 3.3 Interest after Maturity. In the event the Company shall fail to make any payment of the principal amount of, or interest on, the Loan when due (whether by acceleration or otherwise), after giving effect to any applicable grace period provided for in this Agreement, the Company shall pay interest on such unpaid amount, payable from time to time on demand, from the date such amount shall have become due to the date of payment thereof, accruing on a daily basis, at a per annum rate (the "Default Rate") equal to the greater of (i) the sum of the interest rate on the Loan in effect immediately before such amount became due, plus two per cent (2.0%) and (ii) the Base Rate, plus two per cent (2.0%).

                 Section 3.4  Payment and Computations.

                 (A) All payments required or permitted to be made to the Bank under this Agreement or the Note shall be made to the Bank in Dollars at the Lending Office of the Bank in immediately available funds.

                 (B) Interest on the Loan shall be computed on the basis of a year of 360 days consisting of 12 months of 30 days each and, in the case of a portion of a month, for the actual number of days (including the first day but excluding the last day) elapsed.

                 (C) Interest on the Loan shall be payable in arrears on each Interest Payment Date; provided, that in the event that any Interest Payment Date shall be a day which is not a Business Day, the obligation to make such payment shall be deferred to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the Interest Payment Date shall be advanced to the next preceding Business Day.

                 (D) Whenever any payment of principal is required or permitted to be made on a day which is not a Business Day, the obligation of the Company to make such payment shall be deferred until the next succeeding Business Day and, in such case, such extension of time shall be included in the computation of interest in respect of such principal amount at the rate in effect at the date such principal amount was otherwise due and payable.

                 Section 3.5  Payment at Maturity.  Any principal
amount of the Note theretofore not repaid, together with any accrued interest thereon, shall be due and payable in full on the Maturity Date.

                 Section 3.6  Optional Prepayments; Certain Early
Repayments.

                 (A)  Subject to the terms and conditions of this
        Section 3.6, the Company may, at its sole option, prepay the principal amount of the Loan in whole or in part (in any amount of $1,000,000 or more) at any time and from time to time (each an "Optional Prepayment") without premium or penalty. Each Optional Prepayment shall be accompanied by the payment of all accrued and unpaid interest to the date of such Optional Prepayment on the principal amount of such Optional Prepayment.

                 (B)  In respect of each Optional Prepayment
        proposed to be made by the Company, the right of the Company to make such Optional Prepayment is subject to the Bank's receipt from the Company, at least three Business Days prior to the date specified therein as the date on which Optional Prepayment is to be made, of a written notice (which shall be irrevocable) specifying (i) the principal amount of such Optional Prepayment and (ii) the date (which shall be a Business Day) on which such Optional Prepayment will be made.

                 (C) If the Company prepays all or any part of the outstanding principal balance of the Loan in advance of the Maturity Date (whether due to optional prepayment, acceleration or for any other reason), in addition to the payments on principal and accrued and unpaid interest, the Company shall pay to the Bank, upon the request of the Bank, such amount or amounts as shall be sufficient in the reasonable opinion of the Bank, to compensate the Bank for any loss, cost, or expense incurred as a result of any payment or prepayment on a date other than the Interest Payment Date for such loan, such compensation to include, without limitation, an amount equal to the excess of (i) the interest that would have been received from the Company under this Agreement on any amounts to be reemployed during the period between Interest Payment Dates or its remaining portion over (ii) the interest component of the return that the Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such period between Interest Payment Dates or its remaining portion.

                 Section 3.7  Highly Leveraged Transaction.   In the
event that the Loan shall be designated a "highly leveraged transaction" (as defined in Bank Circular BC-242, dated October 30, 1989, as supplemented by Supplement 1, dated February 16, 1990, and as may hereafter be supplemented or amended from time to time), the Bank shall so notify the Company, whereupon the Company shall pay additional compensation for the Loan at the rate of $150,000 per annum from the date of such designation through the date that such designation ceases to be effective or the Loan is repaid in full. Such compensation shall be paid quarterly in arrears.


                                  ARTICLE IV

                       CONDITIONS PRECEDENT TO THE LOAN


                 Section 4.1  Delivery on or Prior to Loan Date.
The obligation of the Bank to make the Loan to the Company hereunder is subject to the condition precedent that the Bank shall have received an irrevocable Notice of Borrowing from the Company on the Business Day prior to the requested Loan Date that specifies the Loan Date (which shall be a Business Day) and confirms that the amount of the Loan shall be $8,000,000; and such obligation is subject to the further condition precedent that the Bank shall have received from the Company on or prior to the Loan Date the following instruments, each dated as of the Loan Date:

                 (A)     The Note, duly executed by the Company;

                 (B)     An opinion of counsel to the Company in
        form and substance satisfactory to the Bank;

                 (C) A certified copy of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the Note;

                 (D)     A certificate of the Secretary, an
        Assistant Secretary or an Assistant Treasurer of the Company certifying the names and true signatures of the Authorized Officers;

                 (E)     A certified copy of the By-Laws of the
        Company as in effect on the Loan Date;

                 (F)     A certified copy of each Senior Note
        Agreement and other agreement evidencing Indebtedness of the Company for borrowed money in effect as of the Loan Date.

                 Section 4.2 Further Condition Precedent to the Loan. The obligation of the Bank to make the Loan shall be subject to the further conditions precedent that on the Loan Date the following statements shall be true and correct and the Bank shall have received a certificate signed by an Authorized Officer, dated the Loan Date, to the effect that:

                 (A) The representations and warranties of the Company contained in Article V are correct as of the Loan
        Date as though made on and as of the Loan Date;

                 (B) No event has occurred and is continuing, or would result from the Loan after giving effect to the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

                 (C)     No Default shall have occurred and be
        continuing at the time the Loan is to be made or would result from the making of the Loan or from the application of the proceeds thereof; and

                 (D) All legal matters incident to the closing of the transactions contemplated by this Agreement and the making of the Loan shall be satisfactory to the Bank and its counsel.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES


                 The Company represents and warrants that:

                 Section 5.1 Existence, Power and Authority. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to carry on its business as currently conducted and to own or hold under lease its property; the Company is duly qualified or diligently pursuing to become qualified to do business as a foreign corporation in good standing in each other jurisdiction in which the conduct of its business or the maintenance of its property requires it to be so qualified; the Company has full corporate power and authority to execute and deliver this Agreement and the Note and to carry out the transactions contemplated by this Agreement.

                 Section 5.2  Authorization; Enforceable
Obligations. This Agreement and the Note have been duly authorized and have been or will be duly executed and delivered by the Company and constitute, or when executed and delivered pursuant hereto will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms (except as such enforceability may be limited by general principles of the law of equity or by any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally).

                 Section 5.3 No Legal Bar. The execution, delivery and performance by the Company of this Agreement and of the Note,
(i) do not and will not violate the certificate of incorporation or charter, by-laws or any preferred stock provision of the Company or
(ii) do not and will not violate or conflict with any law, governmental rule or regulation or any judgment, writ, order, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority applicable to the Company or any indenture, mortgage, contract, agreement or other undertaking or instrument to which the Company is a party or by which its property may be bound and (iii) do not and will not result in the creation or imposition of any lien, mortgage, security interest or other encumbrance on any of its property pursuant to the provisions of any such indenture, mortgage, contract, agreement or other undertaking or instrument.

                 Section 5.4 Consents. The execution, delivery and performance by the Company of this Agreement and of the Note, do not and will not require any consent, which has not been obtained, of any other Person (including, without limitation, stockholders of the Company) or any consent, license, permit, authorization or other approval of, any giving of notice to, exemption by, any registration , declaration or filing with, or any taking of any other action in respect of, any court, arbitrator, administrative agency or other governmental authority.

                 Section 5.5 Litigation. Except as previously disclosed to the Bank in writing, there is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or, to the knowledge of the Company, threatened (i) which involves any of the transactions contemplated by this Agreement or (ii) against or affecting the Company which could be reasonably expected to materially adversely affect the financial condition, business or operation of the Company.

                 Section 5.6 No Default. The Company is not in default under any material order, writ, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority binding upon it or its property, or any material indenture, mortgage, contract, agreement or other undertaking or instrument to which it is a party or by which its property may be bound, and nothing has occurred which would materially adversely affect the ability of the Company, to carry on its business or perform its obligations under any such material order, writ, injunction, award or decree or any such material indenture, mortgage, contract, agreement or other undertaking or instrument.

                 Section 5.7 Financial Condition. The consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1994, and the related consolidated statements of income, stockholders' or members' equity and cash flows for the fiscal year ended on such date, reported upon by Deloitte & Touche, and the unaudited consolidated statement of financial condition of the Company and its Consolidated Subsidiaries as at June 30, 1995, and the related consolidated statements of income and stockholders' or members' equity for the three (3) months ended that date, present fairly the consolidated financial condition of the Company and its Consolidated Subsidiaries as of said date and the consolidated results of their operations for such fiscal year, in conformity with GAAP. No material adverse changes have occurred in the financial condition of the Company or its Consolidated Subsidiaries since June 30, 1995.

                 Section 5.8 Use of Proceeds. The Company shall use the proceeds of the Loan for its general corporate purposes. None of the proceeds of the Loan shall be used to purchase or carry, or reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purchasing or carrying of any margin stock. If requested by the Bank, the Company shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to the Bank.

                 Section 5.9  Company Not an Investment Company.
The Company is not an "investment company", or a company
"controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                 Section 5.10 Company and Subsidiaries, Etc. Not a Holding Company. Neither the Company nor any of its subsidiaries is a "holding company", or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company
Act of 1935, as amended.

                 Section 5.11 Environmental Matters. The Company and its Consolidated Subsidiaries conduct their respective operations in compliance with all applicable laws and regulations concerning the discharge of substances into the environment and other environmental control matters, except to the extent that non-compliance would not have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company or its Consolidated Subsidiaries taken as a whole. Neither the Company nor any of its Consolidated Subsidiaries has any liability, contingent or otherwise, under any law, ordinance or regulation relating to the storage, transport, disposal or release of "oil", "petroleum products", "hazardous substance", "hazardous waste", "hazardous material", "hazardous chemical substance", "refuse" or any other term of similar import (as such terms are defined in any such law, ordinance or regulation), except to the extent that any such liability would not have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company or its Consolidated Subsidiaries taken as a whole.


                                  ARTICLE VI

                                   COVENANTS


                 Section 6.1  Affirmative Covenants.  The Company
covenants and agrees that, so long as this Agreement shall remain in effect or any of the principal of or interest on the Note hereunder shall remain unpaid:

                 (a) The Company will deliver to the Bank, within ninety (90) days after the end of each fiscal year, the consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income, stockholders' or members' equity and cash flows for such fiscal year, accompanied by a certificate of independent public accountants of recognized standing satisfactory to the Bank, which certificate will contain no material exceptions or qualifications except such as are acceptable to the Bank;

                 (b) The Company will deliver to the Bank, within sixty (60) days after the end of each of the first three quarters of each fiscal year, the consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter, and the related consolidated statements of income and stockholders' equity for such quarter, certified (subject to year-end audited adjustments) by an authorized accounting or financial officer of the Company;

                 (c) The Company shall deliver to the Bank within thirty (30) days after it files them with the Securities and Exchange Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may by rules and regulations prescribe) which the Company is required to file with the Securities and Exchange Commission pursuant to
        Section 13 or Section 15(d) of the Securities Exchange Act of 1934;

                 (d) The Company will deliver to the Bank, from time to time, such additional information regarding its financial condition, business or affairs as the Bank may reasonably request;

                 (e) The Company will deliver to the Bank, simultaneously with the delivery of each set of financial statements referred to in (a) above, a certificate of the President, any Vice President, or the Treasurer of the Company (i) stating that in the course of the performance of his duties he would normally obtain knowledge of any condition or event which constitutes an Event of Default, or any event, act or condition which with notice or lapse of time or both would constitute an Event of Default, (ii) stating whether or not he has obtained knowledge of any such condition, act or event and, if so, specifying each such condition, act or event of which he has knowledge and the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto; and (iii) setting forth the calculations necessary to establish the Company's compliance with Section 6.1(m) hereof;

                 (f) The Company will preserve and maintain its corporate existence and each of the material rights, privileges, licenses and franchises, which are necessary or desirable in the normal conduct of its business. The Company will comply with all applicable laws, rules, regulations, and orders of any governmental or regulatory body or authority, a breach of which could have a material adverse effect on the financial condition or business (taken as a whole) of the Company, except where contested in good faith and by proper proceedings;

                 (g) Promptly after becoming aware thereof the Company will deliver to the Bank notice of any Event of Default and any event which, with the passage of time or the giving of notice or both, would become an Event of Default;

                 (h) The Company will keep proper books of record and account in a manner reasonably satisfactory to the Bank in which, true, complete and correct entries shall be made of all dealings or transactions in relation to its business and activities;

                 (i) The Company will permit the Bank to make or cause to be made (and, after the occurrence of and during the continuance of an Event of Default, at the Company's expense), inspections and audits of any books, records and papers of the Company and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Company, on reasonable notice, at all such reasonable times and as often as the Bank may reasonably require, in order to assure that the Company is and will be in compliance with its obligations under this Agreement;

                 (j) The Company will pay and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties, when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith any by appropriate proceedings and that proper and adequate book reserves relating thereto are established by the Company, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien or encumbrance against any of its properties;

                 (k) The Company will promptly notify the Bank in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Two Hundred Fifty Thousand Dollars ($250,000), affecting the Company whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workmen's compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles);

                 (l)     The Company will:

                         (i)  Maintain with responsible insurance
                 companies rated "A" or better by A.M. Best Co. such insurance on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses (including, without limitation, public liability, embezzlement or other criminal misappropriation insurance); file with the Bank upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and, within 10 days after notice in writing from the Bank, obtain such additional insurance as the Bank may reasonably request; and

                         (ii)   Carry all insurance available
                 through the PBGC or any private insurance companies covering its obligations (if any) to the PBGC;

                 (m)     The Company will maintain:

                         (i)  At all times, Consolidated Effective
                 Net Worth in an amount not less than the sum of (i) Two Hundred Sixty-Five Million Dollars ($265,000,000) plus (ii) the sum, for all fiscal quarters of the Company ended subsequent to January 1, 1993, of the greater of (A) Zero Dollars ($0) and (B) fifty percent (50%) of Consolidated Net Earnings for each such fiscal quarter.

                         (ii)  At all times, Consolidated Adjusted
                 Net Worth in an amount not less than the sum of (i) One Hundred Million Dollars ($100,000,000) plus
                 (ii) the sum, for all fiscal quarters of the Company ended subsequent to January 1, 1993, of the greater of (A) Zero Dollars ($0) and (B) fifty percent (50%) of Consolidated Net Earnings for each such fiscal quarter.

                         (iii)  With respect to the Company at all
                 times, Investments of the types described in
                 Section 6.2(i)(i) through (xii) in an aggregate amount not less than Twenty-Five Million
                 ($25,000,000) Dollars.

                         (iv)  With respect to the Company for each
                 period of four (4) consecutive fiscal quarters of the Company, Consolidated Earnings Available for Fixed Charges not less than one hundred ten percent (110%) of Consolidated Fixed Charges for such period.

                         (v)  With respect to the Company, Paid-in-
                 Capital in each of the following Subsidiaries in an amount not greater than the following amounts:


                                                      Amount of
                 Subsidiary                         Paid-in-Capital

                 NCB Financial Corporation             $15,000,000
                 NCB Mortgage                          $15,000,000
                 NCB Business Credit                   $15,000,000

                         (vi)  With respect to the Company at all
                 times, Investments in Subsidiaries (other than as set forth in subsection 6.1(m)(v) above and excluding SPV's and secured loans to NCB Business Credit and NCB Mortgage) in an aggregate amount with respect to all such Subsidiaries of not greater than $15,000,000.

                         (vii)  At all times, a ratio of
                 Consolidated Debt to Consolidated Adjusted Net Worth in an amount not greater than 8.0 to 1.0.
                 For purposes of calculating this ratio only, Consolidated Debt shall include the full balance of mortgage backed securities sold by the Company or any of its Subsidiaries with any first loss recourse provision against the Company or any of its Subsidiaries attached thereto.

                 For purposes of calculating the ratio set forth in subsection 6.1(m)(vii) above and in subsection 6.1(m)(viii) below only, "Consolidated Adjusted Net Worth" shall be reduced by the amount by which the sum of 75% of (i) 90 day overdue accounts, (ii) non-performing loans, (iii) REO, in substance foreclosure and other miscellaneous repossession and, (iv) modified loans, exceed the reserves for credit losses established by the Company and its Subsidiaries.

                         (viii)  At all times, a ratio of
                 Consolidated Senior Debt of the Company to
                 Consolidated Adjusted Net Worth in an amount not greater than 6.5 to 1.0.

                         (ix)  Qualified Assets of not less than one
                 hundred (100%) percent of the sum (at any date of determination thereof) of:

                                    (i) NCCB Senior Obligations,
                         plus

                                    (ii) the aggregate unpaid
                         principal amount of Subordinated Debt (as defined in the Senior Note Agreements as in effect on the date hereof), less

                                   (iii) the aggregate unpaid
                         principal amount of Class A Notes.

                 (n) The Company will comply and remain at all times in compliance with all material provisions of the Senior Note Agreements and all other agreements evidencing Indebtedness of the Company for borrowed money and will deliver to the Bank a certified copy of each Senior Note Agreement and other such agreement entered into after the Loan Date.

                 Section 6.2  Negative Covenants.  The Company
covenants and agrees that, so long as this Agreement shall remain in effect or any of the principal of or interest on any Note hereunder shall remain unpaid, the Company, will not:

                 (a) Merge or consolidate with or into any other corporation whether or not the Company will be the surviving or resulting corporation. The Company agrees that it will not sell, lease or otherwise dispose of all or substantially all of its property;

                 (b) Sell or transfer any of its property to anyone (other than to an entity at least fifty per cent (50%) of the capital stock of which at the time outstanding, having ordinary voting power for the election of directors, is owned by the Company directly or indirectly through Subsidiaries) with the intention of taking back a lease of such property, except a lease for a temporary period during or at the end of which it is intended that the use by the Company of such property will be discontinued;

                 (c) Create, or assume or permit to exist, any Lien on any of the properties or assets of the Company whether now owned or hereafter acquired, except:

                           (i)  Permitted Liens;

                          (ii)  As set forth on Exhibit B annexed
                 hereto;

                         (iii)  To secure obligations in connection
                 with Eligible Derivatives;

                 (d) Assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness. Asset Securitization Recourse Liabilities shall not constitute "guarantees" hereunder;

                 (e)     Acquire all or substantially all of the
        assets or any of the capital stock of any Person except as permitted under Section 6.1(m)(vi);

                 (f) (i) Except for redemptions by the Company of its Class B1 Common Stock from the holders thereof who no longer have loans from the Company outstanding, purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of the Company now or hereafter outstanding or set apart any sum for any such purpose; or

                     (ii) Declare or pay any dividends or make any distribution of any kind on the Company's outstanding stock, or set aside any sum for any such purpose, except that the Company may declare or pay any dividend payable solely in shares of its common stock;

                 (g) Make any material change in its business, or in the nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration, or dispose of any shares of stock or any Indebtedness, whether now owned or hereafter acquired;

                 (h) Make any voluntary or optional prepayment of any Indebtedness of the Company or any of its Subsidiaries for borrowed money incurred or permitted to exist under the terms of this Agreement, other than:

                         (i)  Indebtedness evidenced by the November
10, 1994 Note, the February 8, 1995 Note and the Note;

                         (ii)  Indebtedness of NCB Business Credit
and NCB Mortgage to the Company; and

                         (iii)  any Indebtedness which has a
maturity of not more than one year from the date of its occurrence;

                 (i) Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of the Company or any of its Subsidiaries, except investments in:

                         (i)  Demand deposits in and one-to-four day
                 unsecured loans to Selected Banks;

                         (ii)  Marketable obligations of the United
                 States;

                         (iii)  Marketable obligations guaranteed by
                 or insured by the United States, or those for which the full faith and credit of the United States is pledged for the repayment of principal and interest thereon;

                         (iv)  Marketable obligations issued,
                 guaranteed, or fully insured by any agency, instrumentality, or corporation of the United States established or to be established by the Congress, for which the credit of such agency, instrumentality, or corporation is pledged for the repayment of the principal and interest thereof;

                         (v)  Marketable general obligations of a
                 state, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, unconditionally secured by the full faith and credit of such state, territory, possession, political subdivision or district provided that such state, territory, possession, political subdivision or district has general taxing authority and the power to levy such taxes as may be required for the payment of principal and interest thereof;

                         (vi)  Domestic and London interbank market,
                 negotiable time and variable rate certificates of deposit issued by Selected Banks;

                         (vii)  Marketable bankers' acceptances and
                 finance bills accepted by Selected Banks;

                         (viii)  Prime commercial paper having a
                 credit rating equal to at least A-2 issued by Standard & Poor's Corporation ("S&P"), P-2 issued by Moody's Investors Service, Inc. ("Moody's") or Duff-2 issued by Duff & Phelps Inc.;

                         (ix)  Marketable corporate debt securities
                 having an A credit rating issued by both S&P and Moody's;

                         (x)  Repurchase, reverse repurchase
                 agreements and security lending agreements collateralized by securities of the type described in subsections (ii) and (iv);

                         (xi)  Asset-backed securities issued
                 against a pool of receivables which have a long-term rating of AAA or better by Standard & Poors, Moodys or Duff & Phelps and which have an average life or final maturity of no more than five years;

                         (xii)  Mortgaged-backed securities issued
                 against an underlying pool of mortgages which have a long-term rating of AAA or better by Standard & Poors, Moodys or Duff & Phelps; provided such mortgage-backed securities shall have an average life, as determined by the dealer's prepayment assumptions at the time of purchase, of no more than five years;

                         (xiii)  Subsidiaries, subject to the
                 limitations stated in subsection 6.1(m)(vi) hereof;

                         (xiv)  Promissory notes and other interest
                 bearing obligations acquired in the ordinary course of business and the issuance of letters of credit in the ordinary course of business;

                 (j)  Change its fiscal year;

                 (k)  (i)  Be or become obligated to the Pension
        Benefit Guaranty Corporation, other than in respect of annual premium payments, in excess of $50,000 in the aggregate;

                     (ii)  Be or become obligated to the IRS with
        respect to excise or other penalty taxes provided for in
        Section 4975 of the Code in excess of $50,000 in the aggregate;

                 (l) Modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate its certificate of incorporation or by-laws;

                 (m)  Except as expressly permitted by this
        Agreement, directly or indirectly: (i) make any investment in an Affiliate; or (ii) consolidate with or purchase or acquire assets from an Affiliate; or enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that (x) any Affiliate who is an individual may serve as an employee or director of the Company and receive reasonable compensation for his services in such capacity,
        (y) the Company may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate, and (z) subject to compliance with
        Section 6.1(m) and the other provisions of this Agreement, the Company may make annual charitable contributions in reasonable amounts as may be determined from time to time by the Board of Directors of the Company to NCB Development Corporation, a not-for-profit corporation organized under the laws of the District of Columbia;

                 (n)  Subject to subsections 6.1(m)(vi), (vii) and
        (viii), create, incur, permit to exist or have outstanding any Indebtedness, except:

                         (i)  Indebtedness under the NatWest Loan
                 Agreement, the November 10, 1994 Note, the February 8, 1995 Note and the Note;

                         (ii)  Taxes, assessments and governmental
                 charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof (e.g., deferred compensation and deferred taxes) and in each case incurred and continuing in the ordinary course of business;

                         (iii)  Indebtedness under, and as permitted
                 by, the Senior Note Agreements;

                         (iv)  Indebtedness under the Class A Notes;
                 and

                         (v)  Indebtedness of NCB Business Credit
                 and NCB Mortgage to the Company.


                                  ARTICLE VII

                               EVENTS OF DEFAULT


                 Section 7.1. Events of Default. If one or more of the following Events of Default shall occur and be continuing, that is to say:

                 (a)  (i)  the Company shall fail to make any
        payment of principal on the Note when due; or

                      (ii)  the Company shall fail to make any
                 payment of interest on the Note when due and such failure shall continue for a period of three (3)
                 Business Days; or

                 (b) the Company shall default in any payment of principal of or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto or in the performance of any other agreement, term or condition contained in any instrument or agreement evidencing, securing, guaranteeing or otherwise relating to any such obligation and shall not have cured such default within any period of grace provided by such agreement, or any event or condition referred to in any such agreement shall occur or fail to occur, if the effect of such default, event or condition is to cause, or permit the holder or holders of such obligations (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity and such accelerated obligation is for an amount in excess of one per cent (1%) of the Indebtedness of the Company and its Consolidated Subsidiaries; or

                 (c) any representation or warranty herein made by the Company, or any certificate or financial statement furnished pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

                 (d) the Company shall default in the performance or observance of any covenant, condition or agreement contained in Section 6.1(g), 6.1(n) or 6.2; or

                 (e)  the Company shall default in the
        performance or observance of any other covenant, condition or provision hereof and such default shall not be remedied within thirty (30) days after written notice thereof is delivered to the Company by the holder of the Note; or

                 (f)   a proceeding (other than a proceeding
        commenced by the Company) shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its total assets, or for the winding-up or liquidation of its affairs and such proceedings shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

                 (g) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its total assets, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

                 (h) a judgment or order shall be entered against the Company by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 10 days in which the aggregate amount of all such judgments and orders exceeds $500,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Bank, together with all other such judgments or orders, have a materially adverse effect on the Company; or

                 (i) (i) any Termination Event shall occur with respect to any Benefit Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any Benefit Plan, (iv) the Company or any ERISA Affiliate shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to a Multiemployer Benefit Plan as a result of the Company's or any ERISA Affiliate's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) from such Multiemployer Benefit Plan, (v) the Company or any ERISA Affiliate shall fail to pay when due an amount that is payable by it to the PBGC or to a Benefit Plan under Title IV of ERISA, or (vi) a proceeding shall be instituted by a fiduciary of any Benefit Plan against the Company or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, except that no event or condition referred to in clauses (i) through (vi) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not had, and in the reasonable determination of the Bank will not have, a materially adverse effect on the Company; or

then, and in any such event, the Bank upon notice to the Company may
(a) declare the entire outstanding principal amount, if any, of the Note (if then issued), any and all accrued and unpaid interest thereon and any and all other amounts payable by the Company to the Bank under this Agreement or the Note to be forthwith due and payable, whereupon the entire outstanding principal amount, if any, of the Note, together with any and all accrued and unpaid interest thereon and any and all other such amounts, shall become and be forthwith due and payable, and (b) terminate the obligation of the Bank to make the Loan, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that in the event of the entry of an order for relief with respect to the Company under the Federal Bankruptcy Code, (a) any principal amount of the Note then outstanding, together with any and all accrued and unpaid interest thereon and any and all such other amounts, shall thereupon automatically become and be due and payable, and (b) the Bank's obligation to make the Loan shall thereupon automatically terminate, in each case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company.


                                 ARTICLE VIII

                                 MISCELLANEOUS


                 Section 8.1 Amendments and Waivers; Cumulative Remedies. No delay or failure of the Bank or the holder of any Note in exercising any right, power or privilege hereunder shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Bank, of any other holder of any Note hereunder and of the Company are cumulative and not exclusive of any rights or remedies which any of them would otherwise have. Any waiver, permit, consent or approval of any kind or character (whether involving a breach, default, provision, condition or term hereof or otherwise) on the part of the Bank, of the holder of any Note, or of the Company under this Agreement or under any Note must be in writing and shall be effective only in the specific instance and for the purpose for which given and only to the extent set forth specifically in such writing. No notice or demand given hereunder shall entitle the recipient thereof to any other or further notice or demand in similar or other circumstances.

                 Section 8.2  Survival of Representations and
Warranties. All representations, warranties, covenants and agreements of the Company contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement, the making of Loans hereunder and the issuance of the Note, provided that the survival of a representation or warranty shall not constitute a restatement of such representation or warranty after the Effective Date.

                 Section 8.3 Supervening Illegality. If, after the Loan Date, as the result of (i) the adoption of any law, rule or regulation by the United States of America or Switzerland, or any Governmental Body of either thereof, (ii) any change in the existing laws, rules and regulations of the United States of America or Switzerland, or any Governmental Body of either thereof, (iii) the issuance of any order or decree by any Governmental Body of either thereof, (iv) any change in the interpretation or administration of any applicable law, rule, regulation, order or decree by any Governmental Body (including any central bank or similar agency) of either thereof charged with the interpretation or administration thereof, or (v) compliance by the Bank with any request or directive (whether or not having the force of law) of any Governmental Body of either thereof, it shall be unlawful or impossible for the Bank to maintain the Loan (after the Bank shall have used reasonable efforts to avoid such result), the Bank shall so notify the Company and the Bank may require the Company to prepay the entire principal amount of, and all accrued and unpaid interest on, the Loan, together with any amount payable pursuant to Section 3.6(C), by giving the Company at least thirty (30) business days' prior written notice. If after the Effective Date and prior to the Loan Date it shall become unlawful or impossible for the Bank to make the Loan, this Agreement shall terminate forthwith and neither the Bank nor the Company shall have any further rights or obligations under this Agreement.

                 Section 8.4  No Reduction in Payments.  All
payments due to the Bank hereunder, and all other terms, conditions, covenants and agreements to be observed and performed by the Company hereunder, shall be made, observed or performed by the Company without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or tax. The Bank has submitted to the Company two duly completed and signed copies of Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement. The Bank shall, from time to time, submit to the Company such additional duly completed and signed copies of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested in writing by the Company and (ii) appropriate under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by the Bank pursuant to this Agreement.

                 Section 8.5 Change of Control Option. (A) In the event that there shall occur any Change of Control (as defined below) in respect of the Company, the Bank shall have the right, at its option exercisable at any time within six months following the Change Date (as defined below), to require the Company to purchase the Note on the Purchase Date (as defined below) at a purchase price that shall be equal to the sum of (i) the principal amount of the Note then outstanding, plus (ii) any and all accrued and unpaid interest on the Note to the Purchase Date plus (iii) the amount that would be payable by the Company under Section 3.6(C) in the case of a prepayment in full of the Note (the "Purchase Price").

                 (B)  The Company shall give the Bank written
notice of the occurrence of a Change of Control within five Business Days following the Change Date. No failure of the Company to give notice of a Change of Control shall limit the right of the Bank to require the Company to purchase the Note pursuant to this Section 8.5.

                 (C) The Bank may exercise its option hereunder to require the Company to purchase the Note by delivering to the Company at any time within six months after the Change Date (i) written notice of such exercise specifying the Purchase Date and
(ii) the Note duly endorsed. The Bank's commitment shall automatically terminate immediately upon the Company's receipt of the Bank's written notice of such exercise of its option under and in accordance with this Section 8.5.

                 (D) In the event of the exercise by the Bank of its option under this Section 8.5 in the manner provided herein, the Company shall pay or cause to be paid to the Bank on the Purchase Date the Purchase Price (determined in accordance with Subsection 8.5(A)) in immediately available funds.

                 (E)  As used in this Section 8.5, the term:

                         (1)    "Change Date" means the date on
        which any Change of Control shall be deemed to have occurred; provided, that, if the Company shall fail to give timely notice of the occurrence of a Change of Control to the Bank as provided in Subsection 8.5(B) of this Section 8.5, for the purpose of determining the duration of the option of the Bank granted under this Section 8.5, "Change Date" shall mean the earlier of (i) the date on which notice of a Change of Control is duly given by the Company to the Bank or (ii) the date on which the Bank obtains actual knowledge of the Change of Control.

                         (2)    "Change of Control" means when, and
        shall be deemed to have occurred at such time as, a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than fifty per cent (50%) of the then outstanding Voting Stock of the Company; provided, that fifty per cent shall become seventy per cent (70%) with respect to any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained by the Company or any Subsidiary of the Company or any trust or funding vehicle maintained for or pursuant to such "employee benefit plan".

                         (3)    "Purchase Date" means the date on
        which the Company shall purchase the Note from the Bank pursuant to the exercise by the Bank of its option under this Section 8.5 pursuant to a notice given to the Company in accordance with Subsection 8.5(C) of this Section 8.5, which date shall be a business day not less than 90 nor more than 120 days after the date the Bank gives the Company written notice of such exercise.

                         (4)    "Voting Stock" shall mean capital
        stock of the Company of any class or classes (however designated) the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the Board of Directors of the Company, it being understood that, at the Effective Date, the Common Stock, Classes B and C $100 par value, of the Company are the only outstanding classes of capital stock of the Company that constitute "Voting Stock".

                 Section 8.6 Stamp Taxes. The Company agrees to pay, and to save the Bank harmless from all liability for, any Delaware or Federal stamp, transfer, documentary or similar taxes, assessments or charges (herein "Stamp Taxes"), and any penalties or interest with respect thereto, which may be assessed, levied, collected or imposed, or otherwise become payable, in connection with the execution and delivery of this Agreement or the Note.

                 Section 8.7 Notices. Any notice, statement, request or demand required or permitted hereunder to be in writing may be given by telex, cable or electronic communication means. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be deemed to have been given or made in the case of telephonic notice (to the extent expressly permitted hereunder) when made, or in the case of any other type of notice, when actually received, if to the Company, to it at

                 National Consumer Cooperative Bank
                 1401 Eye Street, N.W. - Suite 700
                 Washington, D.C.  20005

                 Attention:  Richard L. Reed
                 Telecopy:  (202) 336-7803

                 and:

                 Shea & Gardner
                 1800 Massachusetts Avenue, N.W.
                 Washington, D.C.  20036

                 Attention:  Martin J. Flynn, Esq.
                 Telecopy:   202-828-2195

                 and if to the Bank, to it at:

                 Credit Suisse
                 Tower 49
                 12 East 49th Street
                 New York, New York  10017

                 Attention:  Dawn E. Rubinstein
                 Telecopy:   (212) 238-5389

or such other address for notice as either party may designate for itself in a notice to the other party, except in cases where it is expressly provided herein that such notice, statement, request or demand shall not be effective until received by the party to whom it is addressed.

                 Section 8.8 Governing Law. This Agreement and the Note shall be deemed to be contracts under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said state.

                 Section 8.9 Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder without the prior written consent of the Bank.

                 (b) The Bank may make, carry or transfer the Loan at, to or for the account of, any of its branch offices or the offices of any of its Affiliates.

                 (c) The Bank may assign its rights and delegate its obligations under this Agreement; provided that any such assignment or delegation (other than the pledge of the Note to the Federal Reserve Bank) may be made only with the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. The Bank may sell participations in all or any part of the Loan made by it or its commitment or any other interest herein or in the Note to another bank or other entity. In the case of an assignment, upon notice thereof by the Bank to the Company, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were the Bank hereunder and the holder of the Note, and, if the assignee has expressly assumed, for the benefit of the Company, the Bank's obligations hereunder, the Bank shall be relieved of its obligations hereunder to the extent of such assignment and assumption. In the case of a participation, the participant shall not have any rights under this Agreement or the Note or any other document delivered in connection herewith (the participant's rights against the Bank in respect of such participation to be those set forth in the agreement executed by the Bank in favor of the participant relating thereto) and all amounts payable by the Company shall be determined as if the Bank had not sold such participation.

                 Section 8.10 Maximum Rate of Interest Permitted by Law. Nothing in this Agreement shall require the Company to pay interest for the account of the Bank at a rate exceeding the maximum rate permitted by applicable law to be charged or received by the Bank, it being understood that neither this Section nor Section 8.8 is intended to make the criminal laws of any jurisdiction applicable in circumstances in which they would not otherwise apply. If the rate of interest specified herein or in the Notes would otherwise exceed the maximum rate so permitted to be charged or received with respect to any Note, the rate of interest required to be paid for the account of the Bank shall be automatically reduced to such maximum rate.

                 Section 8.11 Expenses; Indemnification. (a) The Company shall save the Bank harmless against all reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Bank and shall indemnify the Bank, its Affiliates, officers, employees and agents ("Indemnified Persons") against the costs of preparing this Term Loan Agreement and the Note, all costs, expenses, losses and damages arising in connection with this Agreement or the Note, including with respect to any Credit Agreement Related Claim. The obligation of the Company under this paragraph shall survive the payment of the Note.

                 (b)     All amounts payable by the Company under
Section 8.11(a) shall be immediately due upon written request by the Bank for the payment thereof.

                 Section 8.12 Set-Off; Suspension of Payment and Performance. The Bank is hereby authorized by the Company, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the liabilities of the Company under this Agreement and the Note (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all liabilities owing by the Bank or any of its Affiliates to the Company (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Event of Default, to suspend the payment and performance of such liabilities owing by such Person or its Affiliates and, in the case of liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

                 Section 8.13 Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Company with respect to any Credit Agreement Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Company (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Credit Agreement Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Company hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 8.7, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Bank or any other Indemnified Person to bring proceedings against the Company in the courts of any other jurisdiction. Any judicial proceeding by the Company against the Bank involving any Credit Agreement Related Claim shall be brought only in a court located in the City and State of New York. THE COMPANY AND THE BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING ANY CREDIT AGREEMENT RELATED CLAIM.

                 Section 8.14 LIMITATION OF LIABILITY. NEITHER THE BANK NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED OR ALLEGED BY THE COMPANY OR THE BANK IN CONNECTION WITH ANY CREDIT AGREEMENT RELATED CLAIM.

                 Section 8.15 Severability. The provisions of this Agreement are severable, and if any clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such clause or provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such clause or provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                 Section 8.16 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each complete set of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                 Section 8.17 Headings, Bold Type and Index. The section headings, subsection headings, and bold type used herein and the Index hereto have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.
                 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.


NATIONAL CONSUMER                          CREDIT SUISSE
  COOPERATIVE BANK




By:________________________        By:_____________________________
   Name:___________________               Name:_______________________
   Title:__________________               Title:______________________



                                   By:____________________________

                                          Name:_______________________
                                          Title:______________________





                                EXHIBIT A

                         FORM OF PROMISSORY NOTE

                             PROMISSORY NOTE


U.S. $12,000,000                                 Dated: September 15, 1995


              FOR VALUE RECEIVED, the undersigned, NATIONAL CONSUMER COOPERATIVE BANK, a corporation organized under the laws of the United States (the "Company"), hereby promises to pay to the order of CREDIT SUISSE (the "Bank") the principal amount of TWELVE MILLION UNITED STATES DOLLARS ($12,000,000) on September 15, 1998.

              The Company promises to pay interest from the date hereof until the Maturity Date on the principal amount of this Promissory Note from time to time outstanding at the per annum interest rate of SIX AND SEVENTY-ONE ONE-HUNDREDTHS PERCENT (6.71%), payable on each Interest Payment Date. Interest shall be computed on the basis of a year of 360 days consisting of 12 months of 30 days each and, in the case of a portion of a month, for the actual number of days (including the first and excluding the last) elapsed. Any principal amount of this Promissory Note which is not paid on the Maturity Date shall bear interest from the Maturity Date and until paid in full at the Default Rate. In no event shall the rate of interest borne by this Promissory Note at any time exceed the maximum rate of interest permitted at that time under applicable law.

              Payments of the principal amount of and interest on this Promissory Note shall be made in lawful money of the United States of America to the Bank at Tower 49, 12 East 49th Street, New York, New York 10017 or at such other place as the holder of this Note may designate in writing to the Company.

              This Promissory Note is the Note referred to in the Term Loan Agreement, dated as of September 15, 1995 (the "Term Loan Agreement"), between the Bank and the Company. The Term Loan Agreement, among other things, contains provisions for optional prepayments on account of the principal of this Promissory Note by the Company and for acceleration of the maturity of this Promissory Note upon the terms and conditions therein specified. Capitalized terms used (but not defined) in this Promissory Note shall have the meanings given to them in the Term Loan Agreement.

NATIONAL CONSUMER COOPERATIVE BANK



By:_______________________________

                              SCHEDULE OF INTEREST


     This Schedule of Interest attached to the Promissory Note dated September 15, 1995 of NATIONAL CONSUMER COOPERATIVE BANK, payable to the order of CREDIT SUISSE, and is, by specific reference, incorporated in and made a part of the Promissory Note.


_____________________________________________________________________________


                                                 Payments
      Interest              Principal               of
       Period              Outstanding           Interest          Notation
First          Last                                                Made by
Day            Day                           Amount      Date

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

                                  EXHIBIT B

                             PURSUANT TO SECTION 6.2
                      OF TERM LOAN AGREEMENT BY AND BETWEEN
                       NATIONAL CONSUMER COOPERATIVE BANK
                                       AND
                                  CREDIT SUISSE


                        ________________________________


                          PERMITTED SECURITY INTERESTS,
                             LIENS AND ENCUMBRANCES


                        _________________________________


NCB Savings Bank, FSB, ("NCBSB") has under pledge to the Federal Home Loan Bank of Cincinnati (FHLBC) its mortgage loan portfolio under a Blanket Agreement for Advances and Security Agreement which allows a blanket lien to secure borrowings from FHLBC. As of August 31, 1995, FHLBC outstanding advances to NCBSB are not in excess of $2,007,922.

The Company extends lines of credit to NCB Business Credit and NCB Mortgage, each secured by all assets of NCB Business Credit and NCB Mortgage pursuant to certain Business Loan/Security
Agreements.

Each of the Company, NCB Mortgage and NCB Business Credit sells mortgage loans, ESOP loans and other loans from it portfolio in the ordinary course of business, structured either as an Asset Securitization or a sale of whole loans. The SPV or other purchaser typically provides for an alternative security interest and files a financing statement covering such loans in order to protect itself against a subsequent determination that such sale was not a sale but rather a loan.

                                       Exhibit 10.22








                    NATIONAL CONSUMER COOPERATIVE BANK






                         NOTE PURCHASE AGREEMENT







                      Dated as of December 15, 1995







      $12,500,000 6.60% Series D Senior Notes Due December 31, 2002
         $12,500,000 Series E Senior Notes Due December 31, 2002

                            TABLE OF CONTENTS

                                                                      PAGE

SECTION 1.    PURCHASE AND SALE OF NOTES . . . . . . . . . . . . . . .   1
    1.1  Issue of Notes. . . . . . . . . . . . . . . . . . . . . . . .   1
    1.2  Purchase and Sale of Notes. . . . . . . . . . . . . . . . . .   2
    1.3  The Series D Closing. . . . . . . . . . . . . . . . . . . . .   2
    1.4  The Series E Closing. . . . . . . . . . . . . . . . . . . . .   2
    1.5  Other Purchasers. . . . . . . . . . . . . . . . . . . . . . .   3
    1.6  Purchase for Investment; ERISA. . . . . . . . . . . . . . . .   3
    1.7  Failure to Deliver. . . . . . . . . . . . . . . . . . . . . .   4
    1.8  Expenses, Stamp Tax Indemnity . . . . . . . . . . . . . . . .   4

SECTION 2.    WARRANTIES AND REPRESENTATIONS . . . . . . . . . . . . .   5
    2.1  Subsidiaries and Affiliates . . . . . . . . . . . . . . . . .   5
    2.2  Corporate Organization and Authority. . . . . . . . . . . . .   6
    2.3  Financial Statements; Material Adverse Change;
         Description of Business . . . . . . . . . . . . . . . . . . .   6
    2.4  Full Disclosure . . . . . . . . . . . . . . . . . . . . . . .   6
    2.5  Pending Litigation and Judgments. . . . . . . . . . . . . . .   7
    2.6  Title to Properties . . . . . . . . . . . . . . . . . . . . .   7
    2.7  Patents and Trademarks. . . . . . . . . . . . . . . . . . . .   7
    2.8  Issuance is Legal and Authorized; Conflicting
         Agreements and Other Matters. . . . . . . . . . . . . . . . .   7
    2.9  No Defaults . . . . . . . . . . . . . . . . . . . . . . . . .   8
    2.10 Governmental Consent. . . . . . . . . . . . . . . . . . . . .   8
    2.11 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
    2.12 Margin Securities, etc. . . . . . . . . . . . . . . . . . . .   9
    2.13 Private Offering. . . . . . . . . . . . . . . . . . . . . . .   9
    2.14 Compliance with Law . . . . . . . . . . . . . . . . . . . . .   9
    2.15 Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . .  10
    2.16 Restrictions on Company . . . . . . . . . . . . . . . . . . .  10
    2.17 Employee Retirement Income Security Act of 1974 . . . . . . .  10
    2.18 Investment Company Act. . . . . . . . . . . . . . . . . . . .  11

SECTION 3.    CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . .  11
    3.1  Opinions of Counsel . . . . . . . . . . . . . . . . . . . . .  11
    3.2  Warranties and Representations True; No
         Prohibited Action . . . . . . . . . . . . . . . . . . . . . .  11
    3.3  Compliance with this Agreement. . . . . . . . . . . . . . . .  11
    3.4  Officers' Certificates. . . . . . . . . . . . . . . . . . . .  11
    3.5  Legality. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    3.6  Proceedings Satisfactory. . . . . . . . . . . . . . . . . . .  12
    3.7  Private Placement Numbers . . . . . . . . . . . . . . . . . .  12

SECTION 4.    PURCHASER'S SPECIAL RIGHTS . . . . . . . . . . . . . . .  12
    4.1  Direct Payment. . . . . . . . . . . . . . . . . . . . . . . .  12
    4.2  Delivery Expenses . . . . . . . . . . . . . . . . . . . . . .  12

SECTION 5.    PREPAYMENTS. . . . . . . . . . . . . . . . . . . . . . .  13
    5.1  Scheduled Principal Payments. . . . . . . . . . . . . . . . .  13
    5.2  Optional Prepayment With Yield-Maintenance
         Premium . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
    5.3  Notice of Optional Prepayment . . . . . . . . . . . . . . . . . 13
    5.4  Partial Payments Pro Rata . . . . . . . . . . . . . . . . . . . 14
    5.5  Retirement of Notes . . . . . . . . . . . . . . . . . . . . . . 14

SECTION 6.    REGISTRATION:  SUBSTITUTION OF NOTES . . . . . . . . . . . 15
    6.1  Registration of Notes . . . . . . . . . . . . . . . . . . . . . 15
    6.2  Exchange of Notes . . . . . . . . . . . . . . . . . . . . . . . 15
    6.3  Replacement of Notes. . . . . . . . . . . . . . . . . . . . . . 15

SECTION 7.    COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 16
    7.1  Payment of Taxes and Claims . . . . . . . . . . . . . . . . . . 16
    7.2  Maintenance of Properties and Corporate
         Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    7.3  Payment of Notes and Maintenance of Office. . . . . . . . . . . 17
    7.4  Disposal of Shares of a Restricted Subsidiary . . . . . . . . . 17
    7.5  Merger or Sale of Assets. . . . . . . . . . . . . . . . . . . . 19
    7.6  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
    7.7  Permitted Debt. . . . . . . . . . . . . . . . . . . . . . . . . 23
    7.8  Limitations on Debt . . . . . . . . . . . . . . . . . . . . . . 23
    7.9  Long-Term Leases. . . . . . . . . . . . . . . . . . . . . . . . 24
    7.10 Guarantees. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
    7.11 Maintenance of Consolidated Adjusted Net Worth
         and Consolidated Effective Net Worth. . . . . . . . . . . . . . 24
    7.12 Consolidated Earnings Available for Fixed
         Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
    7.13 Restricted Payments . . . . . . . . . . . . . . . . . . . . . . 25
    7.14 Restrictions on Investments of Restricted
         Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . 26
    7.15 Transactions with Affiliates. . . . . . . . . . . . . . . . . . 26
    7.16 Issuance of Subordinated Debt . . . . . . . . . . . . . . . . . 27
    7.17 Voluntary Retirement of Subordinated Debt . . . . . . . . . . . 27
    7.18 Subordination Provisions. . . . . . . . . . . . . . . . . . . . 27
    7.19 Line of Business. . . . . . . . . . . . . . . . . . . . . . . . 27
    7.20 ERISA Compliance. . . . . . . . . . . . . . . . . . . . . . . . 28
    7.21 Class A Notes . . . . . . . . . . . . . . . . . . . . . . . . . 28
    7.22 Incorporation of Affirmative and Negative
         Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

SECTION 8.    INFORMATION AS TO THE COMPANY. . . . . . . . . . . . . . . 29
    8.1  Financial and Business Information. . . . . . . . . . . . . . . 29
    8.2  Officers' Certificates. . . . . . . . . . . . . . . . . . . . . 31
    8.3  Accountants' Certificates . . . . . . . . . . . . . . . . . . . 32
    8.4  Inspection. . . . . . . . . . . . . . . . . . . . . . . . . . . 32


SECTION 9.    EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . 32
    9.1  Nature of Events. . . . . . . . . . . . . . . . . . . . . . . . 32
    9.2  Default Remedies. . . . . . . . . . . . . . . . . . . . . . . . 34
    9.3  Annulment of Acceleration of Notes. . . . . . . . . . . . . . . 36

SECTION 10.   INTERPRETATION OF THIS AGREEMENT . . . . . . . . . . . . . 36
    10.1 Terms Defined . . . . . . . . . . . . . . . . . . . . . . . . . 36
    10.2 Accounting Principles . . . . . . . . . . . . . . . . . . . . . 57
    10.3 Directly or Indirectly. . . . . . . . . . . . . . . . . . . . . 57
    10.4 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . 57

SECTION 11.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . 58
    11.1 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
    11.2 Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
    11.3 Successors and Assigns. . . . . . . . . . . . . . . . . . . . . 58
    11.4 Amendment and Waiver. . . . . . . . . . . . . . . . . . . . . . 58
    11.5 Reproduction of Documents . . . . . . . . . . . . . . . . . . . 59
    11.6 Severability. . . . . . . . . . . . . . . . . . . . . . . . . . 59
    11.7 Payments, When Received . . . . . . . . . . . . . . . . . . . . 60
    11.8 Duplicate Originals . . . . . . . . . . . . . . . . . . . . . . 60


Annex 1  -    Purchaser Schedule
Annex 2  -    Disclosures of the Company
Exhibit A1    -    Form of Series D Senior Note
Exhibit A2    -    Form of Series E Senior Note
Exhibit B1    -    Form of Company Counsel's Closing Opinion
Exhibit B2    -    Form of Special Counsel's Closing Opinion
Exhibit C     -    Form of Certificate of Officers
Exhibit D     -    Form of Certificate of Secretary

                    National Consumer Cooperative Bank
                     1401 Eye Street, N.W., Suite 700
                          Washington, D.C. 20005


                          NOTE PURCHASE AGREEMENT

       $12,500,000 6.60% Series D Senior Notes Due December 31, 2002

          $12,500,000 Series E Senior Notes Due December 31, 2002


                                              Dated as of December 15, 1995

[Separately Addressed to each
 Purchaser listed on Annex 1 hereto]


Ladies and Gentlemen:

    NATIONAL CONSUMER COOPERATIVE BANK, a corporation organized under the laws of the United States of America which does business as the National Cooperative Bank (together with its successors and assigns, the "Company") hereby agrees with you as follows:

SECTION I.    PURCHASE AND SALE OF NOTES

    1.1  Issue of Notes.

         (a) The Series D Notes. The Company will authorize the issue of Twelve Million Five Hundred Thousand Dollars ($12,500,000) in aggregate principal amount of its six and sixty one-hundredths percent (6.60%) Senior Notes due December 31, 2002 (all such Senior Notes initially issued, or issued in exchange or substitution for any such Note, being herein referred to collectively as the "Series D Notes"). The Series D Notes shall be in the form of Exhibit A1, and shall have the terms as herein and therein provided.

         (b) The Series E Notes. The Company will authorize the issue of Twelve Million Five Hundred Thousand Dollars ($12,500,000) in aggregate principal amount of its Senior Notes due December 31, 2002 (all such Senior Notes initially issued, or issued in exchange or substitution for any such Note, being herein referred to collectively as the "Series E Notes"). The Series E Notes shall be in the form of Exhibit A2, and shall have the terms as herein and therein provided.

         (c)  The Notes.  The Series D Notes and the Series E
    Notes are herein referred to collectively as the "Notes", and individually as a "Note".


    1.2  Purchase and Sale of Notes.

    The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, the aggregate principal amount of Series D Notes set forth below your name on Annex 1 at one hundred percent (100%) of the principal amount thereof.

    1.3  The Series D Closing.

    The closing (the "Series D Closing") of the Company's sale of Series D Notes will be held on December 28, 1995 (the "Series D Closing Date") at 9:00 a.m., local time, at the office of Hebb & Gitlin, your special counsel. At the Series D Closing, the Company will deliver to you one or more Series D Notes (as set forth below your name on Annex 1), in the denominations indicated on Annex 1, dated the Series D Closing Date and payable to you or payable as indicated on Annex 1, against payment by federal funds wire transfer in immediately available funds of the purchase price thereof, as directed by the Company on Annex 2.

    1.4  The Series E Closing.

         (a) Notice. Subsequent to the date hereof, the Company shall deliver to the Purchasers an irrevocable notice specifying a date no later than February 29, 1996 as the date of purchase of the Series E Notes (the "Series E Closing Date"). Such notice shall be given not less than thirty (30) nor more than forty-five (45) days prior to the Series E Closing Date.

         (b)  Interest Rate.  The interest rate on the Series
    E Notes (the "Series E Interest Rate") shall be equal to the sum of (i) one percent per annum plus (ii) the Relevant Treasury Yield.

         (c) The Series E Closing. The closing of the Company's sale of the Series E Notes (the "Series E Closing") will be held on the Series E Closing Date at 9:00 a.m., local time, at the office of Hebb & Gitlin, your special counsel. At the Series E Closing, the Company will deliver to each Series E Purchaser one or more Series E Notes (as set forth in a written notice (the "Series E Noteholder Notice") delivered by such Series E Purchaser to the Company prior to the Series E Closing), bearing interest at the Series E Interest Rate, in the denominations indicated in the Series E Noteholder Notice, dated the Series E Closing Date and payable to such Series E Purchaser (or payable to one or more of its subsidiaries or affiliates as indicated in the Series E Noteholder Notice), against payment by federal funds wire transfer in immediately available funds of the purchase price thereof, as directed by the Company on Annex 2. As used herein, the term "Series E Purchaser" means each of AEGON USA Investment Management, Inc. and The Canada Life Assurance Company. It is understood by the parties to this Agreement that AEGON USA Investment Management, Inc. or its subsidiaries or affiliates will purchase Ten Million Dollars ($10,000,000) of Series E Notes. It is understood by the parties to this Agreement that The Canada Life Assurance Company or its subsidiaries or affiliates will purchase Two Million Five Hundred Thousand Dollars ($2,500,000) of Series E Notes.

    1.5  Other Purchasers.

    Contemporaneously with the execution and delivery hereof, the Company is entering into a separate Note Purchase Agreement identical (except for the name and signature of the purchaser) hereto (this Agreement and such other separate Note Purchase Agreements being herein sometimes referred to collectively as the "Note Purchase Agreement") with each other purchaser (individually, an "Other Purchaser," and collectively, the "Other Purchasers") listed on the Purchaser Schedule attached to this Agreement as Annex 1 (the "Purchaser Schedule"), providing for the execution and delivery to each Other Purchaser of Notes in the aggregate principal amount set forth below its name on the Purchaser Schedule. The execution and delivery of Notes to you and to each Other Purchaser are separate transactions.

    1.6  Purchase for Investment; ERISA.

         (a) Purchase for Investment. You represent that you are purchasing the Notes for your own account, for a separate account (as such term is used in Rule 144A, 17 C.F.R. Sec.230.144A), for the account of another for which you have sole investment discretion, or for a trust of which you are the trustee, and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act; provided, that you have the right to dispose of the Notes, or any part thereof, if you deem it advisable to do so, either pursuant to a registration of the Notes under the Securities Act or pursuant to an applicable exemption from the requirement of such registration (it being understood that the Company has no obligation hereunder to effect any registration of the Notes under the Securities Act). It is understood that, in making the representations set out in Section 2.8 and Section 2.10, the Company is relying, to the extent applicable, upon your representation as aforesaid.

         (b) ERISA. You represent, with respect to the funds with which you are acquiring the Notes, either that:

              (i) General Account -- such funds are from your general account assets and that all requirements for an exemption under Department of Labor ("DOL") Prohibited Transaction Exemption 95-60 (60 F.R. 35925, July 12, 1995) have been satisfied; provided that in making such representation you are relying on the Company's representations set forth in Section 2.17;

              (ii)  Governmental Plan -- such funds are
         attributable to a "governmental plan" (as defined in Title I, section 3(32) of ERISA);

              (iii) Pooled Separate Account -- such funds are attributable to a "separate account" (as defined in section 3 of ERISA) in respect of which all requirements for an exemption under DOL Prohibited Transaction Class Exemption 90-1 (issued January 29,
         1990) are met with respect to the use of such funds to purchase the Notes;

              (iv) Bank Collective Investment Fund -- such funds are attributable to a bank collective investment fund in respect of which all requirements for an exemption under DOL Prohibited Transaction Class Exemption 91-38 (issued July 12, 1991) are met with respect to the use of such funds to purchase the Notes;

              (v)  Qualified Professional Asset Manager --
         such funds are attributable to an "investment fund" managed by a "qualified professional asset manager" (as such terms are defined in Part V of DOL Prohibited Transaction Class Exemption 84-14, issued March 13, 1984) and all requirements for an exemption under such Exemption are met with respect to the use of such funds to purchase the Notes, provided that no other party to the transactions described in this Agreement and no "affiliate" of such other party (as defined in section V(c) of Prohibited Transaction Class Exemption 84-14) has at this time, nor at any time during the immediately preceding year, exercised the authority to appoint or terminate said qualified professional asset manager as manager of the assets of any "plan" identified in writing pursuant to this paragraph or to negotiate the terms of said qualified professional asset manager's management agreement on behalf of any such identified "plans";

              (vi)  Disclosed Plans -- such funds are
         attributable to one or more "plans" or a separate account or trust fund comprised of one or more
         "plans", each of which has been identified in writing pursuant to this Subsection (vi); or

              (vii)  Excluded Plan -- such funds are
         attributable to an employee benefit "plan" that is excluded from the provisions of section 406 of ERISA by virtue of section 4(b) of ERISA.

    As used in this Subsection (b), "plan" shall have the meaning set forth in Title I, section 3(3) of ERISA.

    1.7  Failure to Deliver.

    If on the Series D Closing Date or the Series E Closing Date, the Company fails to tender to you the Notes to be acquired by you on such date or if the conditions specified in
Section 3 of this Agreement have not been fulfilled on any such date, you may thereupon elect to be relieved of all further obligations under this Agreement. Nothing in this Section shall operate to relieve the Company from any of its obligations under this Agreement or to waive any of your rights against the Company.

    1.8  Expenses, Stamp Tax Indemnity.

    Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all of your out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of Hebb & Gitlin, your special counsel, duplicating and printing costs and charges for shipping the Notes, adequately insured to your satisfaction at your home office, your custodian bank or at such other place as you may designate, and so long as you hold any of the Notes,

         (a) all such expenses relating to any amendments, waivers or consents pursuant to the provisions of this Agreement, whether or not such amendments, waivers or consents shall be agreed to or become effective, and

         (b) the costs and expenses (including attorneys' fees) incurred by you in enforcing any rights under this Agreement or the Notes or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or by reason of your having acquired any Note including, without limitation, costs and expenses incurred in any bankruptcy case.

The Company also agrees that it will pay and save you harmless against any and all liability with respect to stamp and other taxes, if any, which may be payable or which may be determined to be payable in connection with the execution and delivery of this Agreement or the Notes, whether or not any Notes are then outstanding. The Company agrees to protect and indemnify you against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement.

    Without limiting the generality of the foregoing, it is agreed and understood that the Company will pay, on the Series D Closing Date and the Series E Closing Date, the statement for fees and disbursements of your special counsel presented on such date and the Company will also pay upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of your special counsel rendered thereafter in connection with the issuance of the Notes or the matters referred to in the preceding clause (a) of this Section 1.8.

    The obligations of the Company under this Section 1.8 shall survive the payment or prepayment of the Notes and the termination of this Agreement.

SECTION 2.   WARRANTIES AND REPRESENTATIONS

    The Company hereby warrants and represents to you, as of each of the Series D Closing Date and the Series E Closing Date that:

    2.1 Subsidiaries and Affiliates.

    Annex 2 to this Agreement states the name of each of

         (a) the Subsidiaries (specifying which thereof are Restricted Subsidiaries), its jurisdiction of incorporation, the percentage of its Voting Stock owned by the Company and each other Subsidiary and, to the best of the Company's knowledge, the identity and ownership of any other holders of its Voting Stock, and

         (b)  the Company's corporate or joint venture
    Affiliates and the nature of the affiliation.

    2.2 Corporate Organization and Authority.

    Each of the Company and the Subsidiaries

         (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

         (b) has all requisite power and authority and all necessary licenses and permits to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, and

         (c) is duly authorized and has duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its Properties or the nature of its activities makes such qualification necessary.

    2.3 Financial Statements;Material Adverse Change;Description of Business.

         (a)  Financial Statements.  The consolidated
    statements of financial condition of the Company and the Subsidiaries as of December 31 in the years 1990, 1991, 1992, 1993 and 1994 inclusive, and the related consolidated statements of income and cash flows and changes in members' equity for the fiscal years ended on such dates, in each case accompanied by reports thereon containing opinions without qualification, except as therein noted, by Price Waterhouse (with respect to the years 1990, 1991 and 1992) or Deloitte & Touche (with respect to the years 1993 and 1994), independent certified public accountants, and the consolidated balance sheet of the Company and the Subsidiaries as of September 30, 1995 and the related consolidated statements of income and cash flows and reconciliation of net income to net cash provided by operating activities for the nine (9) month period ended on such date, copies of which have been delivered to you, have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of the Company and the Subsidiaries as of such dates and the results of their operations for such periods. All of the above-described consolidated financial statements include the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship has existed.

         (b)  Material Adverse Change.  Since December 31,
    1994, there has been no material adverse change in the condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

         (c) Description of Business. The description of the business conducted and proposed to be conducted by the Company and the Subsidiaries set forth on Annex 2 is correct in all material respects.

    2.4 Full Disclosure.

    Neither the financial statements referred to in Section
2.3 of this Agreement, nor any other written statement furnished by, or on behalf of, the Company to you in connection with the negotiation of this Agreement, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There are no facts which the Company has not disclosed to you in writing that in the aggregate materially affect adversely nor, so far as the Company can now foresee, will in the future in the aggregate materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement, the Notes or any other Financing Document.

    2.5 Pending Litigation and Judgments.

    There are no proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or the Subsidiaries in any court or before any governmental authority or arbitration board or tribunal that in the aggregate involve more than a remote possibility of materially and adversely affecting the Properties, business, prospects, profits or condition (financial or otherwise) of the Company or the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement, the Notes or any other Financing Document. Neither the Company nor any Subsidiary is in default with respect to any order of any court, governmental authority or arbitration board or tribunal. No unsatisfied judgment against the Company or any of the Subsidiaries is outstanding.

    2.6 Title to Properties.

    Each of the Company and the Subsidiaries has good and marketable title in fee simple (or its equivalent under applicable law) to all the real Property, and has good title to all the other Property, it purports to own, including that reflected in the most recent balance sheet referred to in
Section 2.3 of this Agreement (except as sold or otherwise disposed of in the ordinary course of business). All such Property owned by the Company is free from Liens not permitted by Section 7.6(a) of this Agreement. All leases necessary in any material respect for the conduct of the business of the Company and each of the Subsidiaries are valid and subsisting and are in full force and effect.

    2.7 Patents and Trademarks.

    Each of the Company and the Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing which are necessary for the present and planned future conduct of its and their business, without any known conflict with the rights of others, which, if adversely determined, would have a materially adverse effect on the Properties, business, prospects, profits or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement, the Notes or any other Financing Document.

    2.8 Issuance is Legal and Authorized; Conflicting
Agreements and Other Matters.

         (a) Issuance is Legal and Authorized. The issuance, execution and delivery of the Notes by the Company and compliance by the Company with all of the provisions of this Agreement and of the Notes are within the corporate powers of the Company.

         (b) Conflicting Agreements and Other Matters. Neither the Company nor any Subsidiary is a party to one or more contracts or agreements or subject to one or more charter or other corporate restrictions which in the aggregate materially and adversely affects the Properties, business, prospects, profits or condition (financial or otherwise) of the Company or the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement, the Notes or any other Financing Document. The execution and delivery of this Agreement, the offering, issuance, execution and delivery of the Notes and the fulfillment of and compliance with the terms and provisions of this Agreement and of the Notes, will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the Property of the Company or any of the Subsidiaries pursuant to, the charter or by-laws of the Company or any of the Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of the Subsidiaries is subject.

    2.9 No Defaults.

    No event has occurred and no condition exists that, upon the issuance of the Notes, would constitute a Default or an Event of Default. The Company is not in violation in any respect of any term of its charter or bylaws. The Company is not in violation in any material respect of any term in any agreement or other instrument to which it is a party or by which it or any of its Property may be bound.

    2.10 Governmental Consent.

    Neither the nature of the Company or any of the Subsidiaries, or of any of their respective businesses or Properties, nor any relationship between the Company or any of the Subsidiaries and any other Person, nor any circumstance in connection with the offer and issuance of the Notes, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution, delivery and performance of this Agreement or the offer, issue, execution, delivery and performance of the Notes.

    2.11 Taxes.

    All tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any of the Subsidiaries, or upon any of their respective Properties, income or franchises, shown to be due and payable on said returns have been paid to the extent such taxes, assessments, fees and charges have become due and payable. Except as disclosed on Annex 2, neither the Company nor any of the Subsidiaries knows of any unresolved additional tax assessments against it. The Federal income tax liability of the Company and the Subsidiaries has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ended December 31, 1991, and no material controversy in respect of additional income taxes due is pending or, to the knowledge of the Company, threatened. The provisions for taxes on the books of the Company and the Subsidiaries are adequate for all open years, and for its current fiscal period.

    2.12 Margin Securities, etc.

    The proceeds to be realized upon the issuance of the Notes will not be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation G (12 CFR
Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for the purpose of maintaining, reducing or retiring any indebtedness that was originally incurred to purchase or carry any margin stock or for any other purpose that might constitute such transaction a "purpose credit" within the meaning of such Regulation G. None of the transactions contemplated in this Agreement will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Company does not own or intend to carry or purchase any margin stock. None of the proceeds from the sale of the Notes will be used to purchase, or refinance any borrowing the proceeds of which were or will be used to purchase, any "security" within the meaning of the Exchange Act.

    2.13 Private Offering.

    Neither the Company or any of the Subsidiaries, nor any agent acting on their behalf, has, directly or indirectly, offered the Notes or any similar Security of the Company for sale or exchange to, or solicited any offers to buy the Notes or any similar Security of the Company from, or otherwise approached or negotiated with respect to this Agreement with, any Person other than you and the Other Purchasers, and neither the Company or any of the Subsidiaries, nor any agent acting on their behalf, has taken or will take any action that would subject the issuance of the Notes to the provisions of Section 5 of the Securities Act or to the provisions of any Securities or Blue Sky law of any applicable jurisdiction.

    2.14 Compliance with Law.

    Neither the Company nor any of the Subsidiaries:

         (a) is in violation of any laws, ordinances, or governmental rules or regulations to which it is subject;
    or

         (b) has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business,

which violations or failures to obtain might in the aggregate materially adversely affect the business, prospects, profits, Properties or condition (financial or otherwise) of the Company or the Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement, the Notes or any other Financing Document.

    2.15 Indebtedness.

    Annex 2 to this Agreement correctly describes all Debt for borrowed money of the Company outstanding as of the close of business on the Series D Closing Date, and indicates which of such indebtedness (if any, and the amount thereof) is secured by a Lien. The aggregate amount of indebtedness for borrowed money of the Company outstanding as of the Series D Closing Date does not exceed one thousand percent (1000%) of the sum of the paid-in capital and surplus of the Company at such time.

    2.16 Restrictions on Company.

    Neither the Company nor any of the Subsidiaries is a party to any contracts or agreements, or subject to any charter or other corporate restrictions, that in the aggregate, could materially and adversely affect its business. The Company is not a party to any contract or agreement that restricts its right or ability to incur additional Debt, other than this Agreement and the agreements relating to the Debt described in Annex 2 to this Agreement. The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 7.6(a) of this Agreement.

    2.17 Employee Retirement Income Security Act of 1974.

    The present value of all benefits vested under all Pension Plans did not, as of December 31, 1994, the last annual valuation date for which a report is available, exceed the value of the assets of the Pension Plans allocable to such vested benefits. The consummation of the transactions herein provided for and compliance by the Company with the provisions of this Agreement, the Notes and each other Financing Document will not involve any "prohibited transaction" within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The Company, the Subsidiaries, their respective employee benefit plans and any trusts thereunder are in substantial compliance with ERISA. Neither any of the employee benefit plans maintained by the Company or the Subsidiaries, or to which the Company or the Subsidiaries makes any contribution, nor any trusts thereunder have been terminated or have incurred any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA (whether or not waived), since the effective date of ERISA, nor have there been any "reportable events," as that term is defined in Section 4043 of ERISA, since the effective date of ERISA. The only "employee benefit plans" maintained by the Company with respect to which the Company or any "affiliate" of the Company is a "party-in-interest" or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" and "party-in-interest" having the meanings specified in section 3 of ERISA and "affiliate" and "employer security" having the meanings specified in section 407(d) of ERISA) are a defined contribution retirement plan and an employee thrift plan, the assets of which are invested in mutual funds managed by the Fidelity Institutional Retirement Services Co. No securities issued by the Company have been acquired by Fidelity Institutional Retirement Services Co. No assets of either plan are invested in or with any of the Purchasers.

    2.18 Investment Company Act.

    The Company is not directly or indirectly controlled by, or acting on behalf of any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

SECTION 3.  CLOSING CONDITIONS

    Your obligation to purchase and pay for the Notes to be delivered to you at the Series D Closing and the Series E Closing is subject to the satisfaction, on or before the Series D Closing Date and the Series E Closing Date, as the case may be, of the following conditions precedent:

    3.1     Opinions of Counsel.

    You shall have received from Shea & Gardner, counsel for the Company, and from Hebb & Gitlin, a Professional
Corporation, your special counsel, the respective closing opinions described in Exhibit B1 and Exhibit B2 to this Agreement, dated such date.

    3.2     Warranties and Representations True; No
Prohibited Action.

         (a) Warranties and Representations True. (i) The warranties and representations contained in Section 2 of this Agreement shall (except as affected by transactions contemplated by this Agreement) be true in all material respects on such date with the same effect as though made on and as of that date, and (ii) no Default or Event of Default shall exist.

         (b) No Prohibited Action. The Company shall not have taken any action or permitted any condition to exist which would have been prohibited by Section 7 of this Agreement had this Agreement been binding and effective at all times during the period from December 31, 1992 to and including such date.

    3.3     Compliance with this Agreement.

    The Company shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by the Company before or on such date.

    3.4     Officers' Certificates.

    You shall have received (a) a certificate, substantially in the form of Exhibit C to this Agreement, dated such date and signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company, certifying that the conditions specified in Section 3.2 and Section 3.3 of this Agreement have been fulfilled, and certifying to the other matters set forth therein, and (b) a certificate, substantially in the form of Exhibit D to this Agreement, dated such date and signed by the Secretary or an Assistant Secretary of the Company, with respect to the matters therein set forth.

    3.5     Legality.

    The issuance of the Notes by the Company as provided for in this Agreement shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation G, T or X of the Board of Governors of the Federal Reserve System) and shall not subject you to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and you shall have received such certificates or other evidence as you may request to establish compliance with this condition.

    3.6     Proceedings Satisfactory.

    All proceedings taken in connection with this Agreement and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith or as a basis for your special counsel's closing opinion, all in form and substance satisfactory to you and your special counsel.

    3.7     Private Placement Numbers.

    The Company shall have obtained or caused to be obtained a private placement number for each Series of Notes from the CUSIP Service Bureau of Standard & Poor's, a division of
McGraw-Hill, Inc.

SECTION 4.   PURCHASER'S SPECIAL RIGHTS

    4.1 Direct Payment.

    Notwithstanding any provision to the contrary in this Agreement or the Notes, the Company will pay all amounts payable to you with respect to any Notes held by you or your nominee, or owned by any other institutional holder (without any presentment thereof and without any notation of such payment being made thereon), in the manner and at the address set forth in the Purchaser Schedule or in such other manner or to such other address in the United States as may be designated by you or such subsequent holder in writing and, if a bank account is designated for you in the Purchaser Schedule or in any written notice to the Company from you or any such subsequent holder, the Company will initiate such payments in immediately available funds to such bank account before 11:00 a.m. (New York City time) on the date payment is due. The holder of any Notes to which this Section 4.1 applies agrees that if it sells or transfers any Note it will, prior to the delivery of such Note, make a notation on such Note of the date to which interest has been paid thereon and of the amount of any prepayments made on account of the principal thereof.

    4.2 Delivery Expenses.

    If you surrender any Note to the Company pursuant to this Agreement, the Company will pay the cost of delivering to or from your home office or custodian bank from or to the Company, insured to your satisfaction, the surrendered Note and any Note issued in substitution or replacement for the surrendered Note.

SECTION 5.    PREPAYMENTS

    5.1  Scheduled Principal Payments.

         (a) Series D Notes. The Company shall pay, and there shall become due and payable, Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($4,166,666.67) in principal amount of the Series D Notes on December 31 in each year beginning on December 31, 2000 and ending on December 31, 2002, inclusive (each, a "Series D Scheduled Principal Payment"). Each Series D Scheduled Principal Payment shall be at one hundred percent (100%) of the principal amount payable, together with interest accrued thereon to the date of payment. Without limitation of the foregoing, all of the principal of the Series D Notes remaining outstanding, if any, on the maturity date of the Series D Notes, December 31, 2002, together with interest accrued thereon, shall become due and payable on such date.

         (b) Series E Notes. The Company shall pay, and there shall become due and payable, Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($4,166,666.67) in principal amount of the Series E Notes on December 31 in each year beginning on December 31, 2000 and ending on December 31, 2002, inclusive (each, a "Series E Scheduled Principal Payment"; a Series E Scheduled Principal Payment together with a Series D Scheduled Principal Payment, collectively, a "Scheduled Principal Payment"). Each Series E Scheduled Principal Payment shall be at one hundred percent (100%) of the principal amount payable, together with interest accrued thereon to the date of payment. Without limitation of the foregoing, all of the principal of the Series E Notes remaining outstanding, if any, on the maturity date of the Series E Notes, December 31, 2002, together with interest accrued thereon, shall become due and payable on such date.

    5.2  Optional Prepayment With Yield-Maintenance Premium.

         (a) Optional Prepayments. The Notes shall be subject to prepayment, in whole or in part at any time or from time to time (in multiples of Five Million Dollars ($5,000,000)), at the option of the Company, at one hundred percent (100%) of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Premium, if any, with respect to the amount so prepaid.

         (b) Effect of Prepayments. Each partial prepayment of the Notes pursuant to this Section 5.2 shall be applied, ratably to each Series of Notes in accordance with the respective outstanding amounts thereof, to reduce each Scheduled Principal Payment then remaining in the inverse order of the maturity thereof.

    5.3  Notice of Optional Prepayment.

    The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to Section 5.2 of this Agreement not less than thirty (30) days nor more than sixty (60) days prior to the prepayment date, specifying

         (a)  such prepayment date,

         (b) the principal amount of the Notes to be prepaid on such prepayment date,

         (c)  that such prepayment is to be made pursuant to
    Section 5.2 of this Agreement, and

         (d)  the calculation of an estimated Yield-
    Maintenance Premium (assuming the date of prepayment was the date of such notice) due in connection with such prepayments, accompanied by a copy of the applicable source of market data used in determining the Reinvestment Yield in respect thereof.

Notice of prepayment having been so given, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and the Yield-Maintenance Premium, if any, as herein provided, shall become due and payable on such prepayment date. Two (2) Business Days prior to such prepayment the Company shall deliver to each holder of Notes a certificate of the President, any Vice President or the Treasurer of the Company specifying the calculation of such Yield-Maintenance Premium (assuming the date of prepayment was the date of such notice) payable on the date specified for prepayment, accompanied by a copy of the applicable source of market data used in determining the Reinvestment Yield in respect thereof. If such applicable source of market data at the time of such notice is not the same as the applicable source of market data as of the Business Day next preceding the prepayment date as specified in the definition of "Reinvestment Yield" herein, then such applicable source of market data as of such next preceding Business Day as specified in such definition shall be utilized for the purposes of calculating the Reinvestment Yield in respect of the Yield-Maintenance Premium due with such prepayment and notice thereof shall be delivered simultaneously with such prepayment.

    So long as you or any other institutional holder shall hold any Note, the Company shall, on or before the day on which it gives written notice of any prepayment pursuant to Section
5.2 of this Agreement, advise an investment professional assigned to your or such other institutional holder's corporate finance group by telephone or telecopy of the principal amount of the Notes to be prepaid and the prepayment date.

    5.4  Partial Payments Pro Rata.

    If at the time any Scheduled Principal Payment or optional prepayment is due there is more than one Note of a particular Series outstanding, the aggregate principal amount of each Scheduled Principal Payment due with respect to, or each optional partial prepayment of, such Series of Notes shall be allocated ratably among the holders of Notes of such Series at the time outstanding in proportion to the respective unpaid principal amounts of the Notes of such Series then outstanding.

    5.5  Retirement of Notes.

    Except for prepayments made in accordance with Section 5.1 and Section 5.2 of this Agreement, the Company may not make any prepayment of principal in respect of the Notes. The Company shall not, and shall not permit any of the Subsidiaries or Affiliates to purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so retired or purchased or otherwise acquired by the Company or any of the Subsidiaries or Affiliates shall reduce ratably each of the Scheduled Principal Payments remaining after such acquisition and shall not be deemed to be outstanding for any purpose under this Agreement. In case the Company purchases any Notes, such Notes shall thereafter be cancelled and no Notes shall be issued in substitution therefor.

SECTION 6.   REGISTRATION:  SUBSTITUTION OF NOTES

    6.1 Registration of Notes.

    The Notes issuable under this Agreement shall be registered notes. The Company shall cause to be kept at its office, maintained pursuant to Section 7.3 of this Agreement, a register for the registration and transfer of the Notes. The names and addresses of the holders of the Notes, the transfer thereof and the names and addresses of the transferees of the Notes shall be registered in the register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement, and the Company shall not be affected by any notice or knowledge to the contrary.

    6.2 Exchange of Notes.

    Upon surrender of any Note at the office of the Company maintained pursuant to Section 7.3 of this Agreement, the Company, at the request of the holder thereof, will execute and deliver, at the Company's expense (except as provided below), new Notes of the same Series in exchange, in denominations of at least One Hundred Thousand Dollars ($100,000) (except as may be necessary to reflect any principal amount not evenly divisible by One Hundred Thousand Dollars ($100,000)), in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be a registered note substantially in the form of such Series of Note set forth in Exhibit A1 or Exhibit A2, as the case may be, to this Agreement. Each such new Note shall be dated and bear interest from the date to which interest has been paid on the surrendered Note. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any transfer.

    6.3 Replacement of Notes.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, any Note and

         (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided, if the holder of the Note is an institutional investor, its own unsecured agreement of indemnity shall be deemed to be satisfactory), or

         (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its expense will execute and deliver in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed or mutilated Note.

SECTION 7.  COVENANTS.

    The Company covenants that on and after the Series D
Closing Date and so long as any of the Notes are outstanding:

    7.1     Payment of Taxes and Claims.

    The Company and each Subsidiary will pay, before they become delinquent,

         (a) all taxes, assessments and governmental charges or levies imposed upon it or its Property, and

         (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon its Property,

provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings and, provided further, that adequate book reserves have been established with respect thereto and, provided further, that the owning company's title to, and its right to use, its Property is not in the aggregate materially adversely affected thereby. In the case of any item of the type described in this Section 7.1 involving an amount in excess of Five Hundred Thousand Dollars ($500,000), the appropriateness of the proceeding will be supported by an opinion of the independent counsel responsible for such proceeding and the adequacy of such reserves shall be supported by the opinion of the independent public accountant of the Company.

    7.2     Maintenance of Properties and Corporate Existence.

    The Company and each Subsidiary will:

         (a) Property - maintain, or cause to be maintained, its Property in good condition and will make, or cause to be made, all necessary renewals, replacements, additions, betterments and improvements thereto;

         (b) Insurance - maintain, with financially sound and reputable insurers rated "A" or better by A.M. Best Company (or accorded a similar rating by another nationally recognized insurance rating agency of similar standing if A.M. Best Company is not then in the business of rating insurers), insurance with respect to its Properties and business against such casualties and contingencies, of such types (including, without limitation, public liability, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated;

         (c) Financial Records - keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles;

         (d) Corporate Existence and Rights - do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises, except as otherwise permitted by Section 7.5 of this Agreement; and

         (e) Compliance with Law - not be in violation of any laws, ordinances, governmental rules and regulations to which it is subject and will not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violations or failures to obtain might in the aggregate materially adversely affect the business, profits, Properties or condition (financial or otherwise) of the Company or any Subsidiary.

    7.3     Payment of Notes and Maintenance of Office.

    The Company will punctually pay or cause to be paid the principal, Yield-Maintenance Premium, if any, and interest to become due in respect of the Notes according to the terms thereof and will maintain an office in the District of Columbia where notices, presentations and demands in respect of this Agreement or the Notes may be made upon it. Such office shall be maintained at 1401 Eye Street, Suite 700, Washington, D.C. 20005 (Telecopier No. 202-336-7803) until such time as the Company shall notify the holders of the Notes in writing of any change of location of such office within the District of Columbia.

    7.4     Disposal of Shares of a Restricted Subsidiary.

    The Company shall not at any time sell or otherwise dispose of any shares of the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Restricted Subsidiary (said stock, options, warrants and other Securities herein called "Subsidiary Stock"), nor shall the Company permit any Restricted Subsidiary to issue its own Subsidiary Stock, or to sell or otherwise dispose of any shares of Subsidiary Stock issued by any other Restricted Subsidiary, if the effect of the transaction would be to reduce the proportionate interest of the Company and the other Restricted Subsidiaries in the outstanding Subsidiary Stock (the "Disposition Stock") of the Restricted Subsidiary (the "Disposition Subsidiary") whose shares are the subject of the transaction, provided that the foregoing restrictions do not apply to:

         (a)  the issue of directors' qualifying shares; and

         (b) the sale for a cash consideration at one time (the "Stock Disposition Date") to a Person (other than directly or indirectly to an Affiliate) of the entire investment (whether represented by stock, debt, claims or otherwise) of the Company and the other Restricted Subsidiaries in such Disposition Subsidiary, if all of the following conditions shall have been satisfied:

              (i)  the sum of

                   (A)  the Disposition Value of the assets of
              the Disposition Subsidiary, plus

                   (B) the Disposition Value of the assets of
              all Restricted Subsidiaries whose Subsidiary Stock was subject to a disposition pursuant to this Section 7.4 during the period ending on the Stock Disposition Date and commencing three hundred sixty-five (365) days prior to the Stock Disposition Date, plus

                   (C)     the aggregate Disposition Value
              of assets owned by the Company or any Restricted Subsidiaries the disposition of which was made other than pursuant to this Section 7.4 and consummated during the period ending on the Stock Disposition Date and commencing three hundred sixty-five (365) days prior to the Stock Disposition Date, does not exceed ten percent (10%) of Consolidated
         Assets on the first day of such period;

              (ii) in each of the three (3) fiscal years of the Company most recently ended, the contribution (expressed as a percentage and exclusive of losses) to Consolidated Adjusted Net Income for each of such fiscal years of

                   (A)  the Disposition Subsidiary, plus

                   (B) the Restricted Subsidiaries whose
              Subsidiary Stock was subject to a disposition subsequent to the commencement of the first of such fiscal years, plus

                   (C)     assets owned by the Company or
              any Restricted Subsidiaries sold or otherwise disposed of subsequent to the commencement of the first of such fiscal years,

         does not exceed ten percent (10%) of Consolidated
         Adjusted Net Income for such fiscal year;

              (iii) in the opinion of the Board of Directors, the sale is for Fair Market Value and is in the best interests of the Company;

              (iv) the Disposition Subsidiary shall have no continuing investment in the Company or any other
         Restricted Subsidiary not being simultaneously disposed of; and

              (v) immediately after the consummation of the transaction and after giving effect thereto, no Default or Event of Default would exist.

    For purposes of this Section 7.4(b), the assets of any Restricted Subsidiary that ceases to be a Restricted Subsidiary in a manner other than by the disposition of Subsidiary Stock shall be deemed disposed of at the time of such cessation, provided that the requirements of this
    Section 7.4(b) with regard to the receipt of cash consideration equal to Fair Market Value shall not apply to such deemed disposition.

    7.5     Merger or Sale of Assets.

         (a)  Sale of Assets.  Except as specifically
    permitted under Section 7.5(b) and Section 7.5(c) of this Agreement, the Company shall not, and shall not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of assets; provided that, the foregoing restriction shall not apply to the sale of such assets (the "Disposition Assets") for cash consideration at one time (the "Asset Disposition Date") to a Person other than directly or indirectly to an Affiliate, if all of the following conditions are met:

              (i)  the sum of

                   (A)  the Disposition Value of the
              Disposition Assets, plus

                   (B) the Disposition Value of the assets of
              all Subsidiaries that have ceased to be
              Restricted Subsidiaries during the period ending on the Asset Disposition Date and commencing three hundred sixty-five (365) days prior to the Asset Disposition Date, plus

                   (C)     the Disposition Value of the
              assets of the Company and all other Restricted Subsidiaries disposed of during the period ending on the Asset Disposition Date and commencing three hundred sixty-five (365) days prior to the Asset Disposition Date, does not exceed ten percent (10%) of Consolidated
         Assets at such time;

              (ii) in each of the three (3) fiscal years of the Company most recently ended, the contribution (expressed as a percentage and exclusive of losses) to Consolidated Adjusted Net Income for each of such fiscal years of

                   (A)  the Disposition Assets, plus

                   (B) the Restricted Subsidiaries whose
              Subsidiary Stock was subject to a disposition subsequent to the commencement of the first of such fiscal years, plus

                   (C)     all other assets of the Company
              and the Restricted Subsidiaries disposed of subsequent to the commencement of the first of such fiscal years,

         does not exceed ten percent (10%) of Consolidated
         Adjusted Net Income for such fiscal year;

              (iii) in the opinion of the Board of Directors, the sale is for Fair Market Value and is in the best interests of the Company;

              (iv) immediately after the consummation of the transaction and after giving effect thereto, no Default or Event of Default would exist; and

              (v)  in the case of any such transaction
         relating to receivables, such transaction is consummated in the ordinary course of the business of the Company or such Restricted Subsidiary.

    For purposes of this Section 7.5(a), the assets of any Restricted Subsidiary that ceases to be a Restricted Subsidiary in a manner other than by the disposition of Subsidiary Stock shall be deemed to have been sold at the time of such cessation, provided that the requirements of this Section 7.5(a) with regard to the receipt of cash consideration equal to Fair Market Value shall not apply to any such deemed disposition.

         Notwithstanding the foregoing, any sale of assets shall be deemed to be in compliance with the provisions of the foregoing clause (i) and clause (ii) if the entire proceeds of such sale, net of reasonable and ordinary transaction costs and expenses incurred in connection with such sale, are applied by the Company or such Restricted Subsidiary to a Permitted Proceeds Application.

         (b) Merger, Consolidation and Sale of All or Substantially All Assets by the Company and Subsidiaries. The Company shall not, and shall not permit any Restricted Subsidiary to, (x) consolidate with, or merge into, any other Person or permit any other Person to consolidate with, or merge into, it (except that a Restricted Subsidiary may consolidate with, or merge into, the Company or another Restricted Subsidiary) or (y) except as specifically permitted under Section 7.5(c) of this Agreement, sell all or substantially all of its assets to any other Person.

         (c) Asset Securitizations. Notwithstanding the provisions of Section 7.5(a) and Section 7.5(b) of this Agreement, the Company and the Restricted Subsidiaries may, at any time and from time to time, sell receivables in connection with an Asset Securitization if:

              (i)  such receivables are sold for a cash
         consideration equal to the Fair Market Value thereof;
         provided, however, that the Company may

                   (A)  establish and maintain a reserve
              account containing cash or Securities as a credit enhancement in respect of any such sale or

                   (B) purchase or retain a subordinated
              interest in such receivables being sold;

              (ii) the entire proceeds of such sale, net of reasonable and ordinary transaction costs and expenses incurred in connection with such sale, are applied by the Company or such Restricted Subsidiary to a Permitted Proceeds Application; and

              (iii) such sale is consummated in the ordinary course of business of the Company or such Restricted
         Subsidiary.

    7.6     Liens.

         (a) Negative Pledge. The Company shall not, and shall not permit any Restricted Subsidiary to, (x) cause or permit or (y) agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its Property, whether now owned or hereafter acquired, to be subject to a Lien, except that the Company and any of the Restricted Subsidiaries may

              (i) suffer to exist Liens outstanding on the date of this Agreement and described in Annex 2 to this Agreement;

              (ii)  create, incur or suffer to exist Liens
         arising in the ordinary course of business that secure taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided the payment thereof is not at the time required by Section 7.1 of this Agreement and that appropriate reserves have been established therefor on the books of the Company or such Restricted Subsidiary in accordance with generally accepted accounting principles;

              (iii)  create, incur or suffer to exist Liens
         incurred or deposits made in the ordinary course of business

                   (A)  in connection with worker's
              compensation, unemployment insurance and other like laws, or

                   (B) to secure the performance of letters
              of credit, bids, tenders, sales contracts, leases, Eligible Derivatives, statutory obligations, surety and performance bonds and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property;

              (iv)  create, incur or suffer to exist
         attachment, judgment and other similar Liens arising in connection with court proceedings not in excess of One Million Dollars ($1,000,000) in the aggregate for all such Liens, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings and that appropriate reserves have been established therefor on the books of the Company or such Restricted Subsidiary in accordance with generally accepted accounting principles;

              (v) create, incur or suffer to exist Liens on Property of a Restricted Subsidiary, provided such Liens secure only obligations owing to the Company or a Restricted Subsidiary;

              (vi)  create, incur or suffer to exist
         reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real Property, provided such exemptions or encumbrances do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of the owning company's business;

              (vii) create, incur or suffer to exist Liens existing at the date of acquisition on Property acquired in bona fide liquidation, collection or other realization upon, or settlement of, collateral held to secure receivable obligations; provided that any such Lien will not extend to any Property other than the Property so acquired;

              (viii) create, incur or suffer to exist Liens to secure Debt incurred to finance the cost of acquisition of any computer or other office equipment useful and intended to be used in carrying out the business of the Company or a Restricted Subsidiary; provided that

                   (A)  any such Lien shall attach solely to
              the Property acquired;

                   (B) the aggregate amount remaining unpaid
              on the purchase price shall not be in excess of one hundred percent (100%) of

                        (l)  the total purchase price or

                        (ll)  the Fair Market Value at the time
                   of acquisition, whichever is lower; and

                   (C)     such Lien is created or assumed
              with respect to such Property, at the time of, or within twelve (12) months after, such acquisition;

         and

              (ix) modify, extend, renew or replace any Lien permitted by this Section 7.6(a) upon the same Property theretofore subject thereto, or modify, extend, renew or replace the Debt secured thereby; provided, that in any such case the principal amount (outstanding at the time of such modification, extension, renewal or replacement) of such Debt so modified, replaced, extended or renewed shall not be increased.

         (b) Equal and Ratable Lien; Equitable Lien. In case any Property is subjected to a Lien in violation of this
    Section 7.6, the Company shall make or cause to be made provision (the documents, agreements and instruments by which such provision is effected being subject to the approval of the Required Holders) whereby the Notes will be secured equally and ratably with all other obligations secured thereby, and in any case the Notes shall have the benefit, to the full extent that the holders may be entitled thereto under applicable law, of an equitable Lien so equally and ratably securing the Notes. Such violation of this Section 7.6 shall constitute an Event of Default whether or not any such provision is made pursuant to this Section 7.6(b).

    7.7     Permitted Debt.

    Subject to Section 7.8 of this Agreement, the Company shall not, and shall not permit any Restricted Subsidiary to, incur, create, issue, assume or permit to exist any Debt other than

         (a)  Senior Debt of the Company;

         (b)  Subordinated Debt of the Company;

         (c) liabilities (other than for borrowed money) incurred in the regular operation of the business of the Company or a Restricted Subsidiary and not more than three
    (3) months overdue, unless contested in good faith by appropriate proceedings and adequate reserves have been set aside with respect thereto;

         (d) Debt of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

         (e) Debt of the Company secured by Liens permitted under the provisions of Section 7.6(a)(viii) of this Agreement; and

         (f)  Restricted Guarantees of the Company.

    7.8     Limitations on Debt.

    The Company shall not at any time permit

         (a) Consolidated Debt to exceed eight hundred percent (800%) of Consolidated Adjusted Net Worth; or

         (b) Consolidated Senior Debt to exceed six hundred fifty percent (650%) of Consolidated Adjusted Net Worth;
    or

         (c) Qualified Assets to be less than one hundred percent (100%) of the sum (at such time) of

              (i)  Company Senior Obligations, plus

              (ii) the aggregate unpaid principal amount of Subordinated Debt, less

              (iii)     the aggregate unpaid principal amount
         of the Notes.

    7.9     Long-Term Leases.

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, become obligated, as lessee, under any Long-Term Lease if, at the time of entering into any such Long-Term Lease and after giving effect thereto, the aggregate Rentals payable by the Company and the Restricted Subsidiaries, on a consolidated basis, in any one fiscal year thereafter under all Long-Term Leases would exceed five percent (5%) of Consolidated Adjusted Net Worth determined as at the end of the most recently ended fiscal year of the Company, at such time.

         (b) Any Person that becomes a Restricted Subsidiary after the Series D Closing Date shall be deemed to have entered into, at the time that it becomes a Restricted Subsidiary, all Long-Term Leases on which such Person is lessee existing immediately after it becomes a Restricted Subsidiary.

    7.10     Guarantees.

    The Company shall not, and shall not permit any Restricted
Subsidiary to, become or be liable in respect of any Guarantee other than a Restricted Guarantee.

    7.11 Maintenance of Consolidated Adjusted Net Worth and Consolidated Effective Net Worth.

         (a) The Company shall at all times keep and maintain Consolidated Adjusted Net Worth in an amount not less than the sum of (i) One Hundred Million Dollars ($100,000,000) plus (ii) the sum, for all fiscal quarters of the Company ended subsequent to January 1, 1993 and at or prior to such time, of the greater, for each fiscal quarter, of (A) Zero Dollars ($0) and (B) fifty percent (50%) of Consolidated Net Earnings for each such fiscal quarter.

         (b) The Company shall at all times keep and maintain Consolidated Effective Net Worth in an amount not less than the sum of (i) Two Hundred Sixty-Five Million Dollars ($265,000,000) plus (ii) the sum, for all fiscal quarters of the Company ended subsequent to January 1, 1993 and at or prior to such time, of the greater, for each fiscal quarter, of (A) Zero Dollars ($0) and (B) fifty percent (50%) of Consolidated Net Earnings for each such fiscal quarter.

    7.12     Consolidated Earnings Available for Fixed
Charges.

    The Company shall not permit Consolidated Earnings
Available for Fixed Charges for any period of four (4) consecutive fiscal quarters of the Company to be less than one hundred ten percent (110%) of Consolidated Fixed Charges for such period.

    7.13     Restricted Payments.

         (a)  The Company shall not:

              (i)  declare or pay any dividends, either in
         cash or Property, on any class of its capital stock, or otherwise, except

                   (A)  Patronage Dividends payable in cash
              and cash dividends payable on Class B Stock and Class C Stock in any calendar year in an aggregate amount for all such Patronage Dividends and other dividends up to (but not exceeding) twenty percent (20%) of the sum of Consolidated Taxable Income plus, to the extent deducted in the determination of Consolidated Taxable Income, Patronage Dividends, for such calendar year; and

                   (B)  Patronage Dividends and other
              dividends, in each case payable by the Company solely in common stock or allocated surplus of the Company;

         or

              (ii)  directly, or indirectly or through any
         Subsidiary, purchase, redeem or retire any of its capital stock or any warrants, rights or options to purchase or otherwise acquire any shares of its capital stock except

                   (A)  in exchange for or out of the
              substantially concurrent issue and sale of shares of its capital stock, or warrants, rights or options to purchase or otherwise acquire any shares of its capital stock, so long as the proceeds of such concurrent issue and sale are not required by agreement, statute or regulation to be otherwise applied by the Company,

                   (B) out of a substantially concurrent
              contribution to capital,

                   (C)  repurchases of Class B1 Common Stock
              which the Company is required to make from the holders thereof who no longer have loans from the Company outstanding, or

                   (D)  redemptions or cancellations of Class
              B Stock or Class C Stock pursuant to Section
              6.2(i) of the Company's by-laws as in effect on the date hereof, so long as no cash or other Property is paid to the holders thereof; or

              (iii)  directly, or indirectly or through any
         Subsidiary, make any other payment or distribution in respect of its capital stock

    (such declarations and payments of dividends, purchases, redemptions or retirements of stock, warrants, rights or options and all such other distributions, together with all payments in respect of Subordinated Debt pursuant to
    Section 7.17(c) of this Agreement being herein collectively called "Restricted Payments"), if after giving effect thereto the aggregate amount of Restricted Payments, together with all Patronage Dividends payable in cash and all cash dividends on Class B Stock and Class C Stock, declared or made during the period from and after December 31, 1991 to and including the date of the declaration or making of the Restricted Payment in question, would exceed the sum of

                   (A)  Fifteen Million Dollars ($15,000,000),
              plus

                   (B) fifty percent (50%) of Consolidated
              Adjusted Net Income (or minus one hundred percent (100%) of Consolidated Adjusted Net Income in the case of a deficit) for the period commencing on January 1, 1992 and ending on the last day of the fiscal year of the Company most recently ended on such date, all computed on a cumulative basis for said entire period.

         (b) The Company shall not declare any dividend payable more than sixty (60) days after the date of the declaration thereof.

         (c) For the purposes of this Section 7.13, the amount of any Restricted Payment declared or paid or distributed in Property of the Company or any Restricted Subsidiary shall be deemed to be the greater of book value or Fair Market Value, as determined in good faith by the Board of Directors (in each case after deducting any liabilities relating thereto which are, concurrently with the receipt of such Restricted Payment, assumed by the recipient thereof), of such Property at the time of the making of the Restricted Payment in question.

         (d) The Company shall not declare or make any Restricted Payment if, after giving effect thereto, a Default or an Event of Default would exist.

    7.14     Restrictions on Investments of Restricted Subsidiaries.

    Any corporation which becomes a Restricted Subsidiary subsequent to the date of this Agreement shall be deemed to have made, immediately after becoming a Restricted Subsidiary, any Restricted Investment that it shall have outstanding at the time it shall become a Restricted Subsidiary.

    7.15     Transactions with Affiliates.

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate except (i) for the NCB Development Corporation Contribution and (ii) in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

         (b) Any corporation that becomes a Restricted Subsidiary subsequent to the date of this Agreement shall be deemed to have entered into, at the date it becomes a Restricted Subsidiary, all transactions with Affiliates with respect to which such corporation will be obligated immediately after it becomes a Restricted Subsidiary.

    7.16     Issuance of Subordinated Debt.

    The Company shall not create, issue, assume, guarantee or in any manner become liable after the date of this Agreement in respect of any Subordinated Debt having a maturity earlier than December 31, 2002, or the benefit of any mandatory sinking fund or similar provision for the prepayment thereof prior to December 31, 2002.

    7.17     Voluntary Retirement of Subordinated Debt.

    The Company shall not, directly or indirectly or through any Subsidiary, purchase, redeem or otherwise retire or acquire prior to the respective stated maturities thereof, the whole or any part of any issue of Subordinated Debt except

         (a) subject to Section 7.16 of this Agreement, in accordance with the applicable provisions thereof or of any indenture, agreement or similar instrument under or pursuant to which such Debt has been issued, unconditionally requiring payments into a sinking fund, periodic prepayments, or other analogous payments for the amortization of such Debt, or

         (b)  out of the proceeds of a substantially
    concurrent issue or sale of capital stock or Debt ranking on a parity with, or junior to, the Debt proposed to be purchased, redeemed or otherwise retired or acquired, or

         (c) out of funds that at the time are available for Restricted Payments pursuant to, and within the limitations of, Section 7.13 of this Agreement, it being understood that the amounts so used pursuant to this clause (c) shall reduce pro tanto the amount otherwise available for Restricted Payments under Section 7.13 of this Agreement.

    7.18     Subordination Provisions.

    The Company shall not, at any time, be a party to any amendment, waiver or modification of any subordination provisions or payment provisions applicable to any Subordinated
Debt.

    7.19     Line of Business.

    The Company shall, and shall cause each of the Restricted
Subsidiaries to, remain primarily in the business conducted by the Company and the Restricted Subsidiaries on the Series D
Closing Date.

    7.20     ERISA Compliance.

    The Company and each Subsidiary shall promptly comply with all provisions of ERISA applicable to any of them which, if not complied with, might result in a Lien or charge upon any Property of the Company or any Subsidiary or might in the aggregate otherwise materially adversely affect the business, profits, prospects, Properties or condition (financial or otherwise) of the Company or any Subsidiary. Without limiting the generality of the foregoing, neither the Company nor any Subsidiary will cause any Pension Plan maintained or participated in by it to:

         (a) engage in any "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue
    Code of 1986, as amended; or

         (b)  incur any material "accumulated funding
    deficiency," as such term is defined in Section 302 of ERISA, whether or not waived.

    7.21     Class A Notes.

         (a) No Voluntary Prepayment. The Company shall not, directly or indirectly or through any Subsidiary, purchase, redeem or otherwise retire or acquire, prior to the respective stated maturities thereof, the whole or any part of any Class A Notes except out of the net cash proceeds of a substantially concurrent issue or sale of Class B Stock or Class C Stock.

         (b) No Amendments. The Company shall not amend, modify, terminate, or waive any of its rights under the Financing Agreement or any of the Class A Notes (or any other agreement or similar instrument under or pursuant to which such Class A Notes have been issued) without the prior written consent of the Required Holders, except that the Company may enter into an amendment of the Financing Agreement providing for a prepayment of the Class A Notes in 2010 and 2015 with the proceeds of a substantially simultaneous issue of equity or Subordinated Debt.

    7.22     Incorporation of Affirmative and Negative Covenants.

         (a) During all such times as the Bank Loan Agreement shall remain in force, (i) the Company and the Restricted Subsidiaries shall comply and remain at all times in compliance with the provisions of Article 6 and Article 7 thereof and any Financial Covenant set forth in any other provision thereof and (ii) all of the provisions of
    Article 6 and Article 7 of the Bank Loan Agreement and any other Financial Covenants set forth therein, together with all relevant definitions pertaining thereto, shall hereby be incorporated herein by reference, mutatis mutandis.

         (b) No Financial Covenant incorporated herein by virtue of Section 7.22(a) hereof shall supersede, replace, amend, supplement or modify any other provision of this Agreement, including any covenant contained herein which addresses a subject matter similar to that of such incorporated Financial Covenant.

SECTION 8. INFORMATION AS TO THE COMPANY

    8.1    Financial and Business Information.

    The Company shall deliver to you, if at the time you or your nominee holds any Note, and to each other institutional holder of the then outstanding Notes:

         (a) Quarterly Statements -- as soon as practicable after the end of the first, second and third quarterly fiscal periods in each fiscal year of the Company, and in any event within sixty (60) days thereafter, two (2) copies of:

              (i) consolidated balance sheets of the Company and its consolidated Subsidiaries, and the Company and the Restricted Subsidiaries, as at the end of such quarter, and

              (ii) consolidated statements of income and cash flows of the Company and its consolidated Subsidiaries, and the Company and the Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail and certified as complete and correct, subject to changes resulting from year-end adjustments, by a principal financial officer of the Company;

         (b) Annual Statements -- as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, duplicate copies of:

              (i)  consolidating and consolidated balance
         sheets of the Company and its consolidated
         Subsidiaries, and the Company and the Restricted
         Subsidiaries, as at the end of such year, and

              (ii) consolidating and consolidated statements of income, changes in members' equity and cash flows of the Company and its consolidated Subsidiaries, and the Company and the Restricted Subsidiaries, for such year, setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail, satisfactory in scope to the Required Holders and

                   (A)  except in the case of the
              consolidating statements which may be certified as complete and correct by a principal financial officer of the Company, accompanied by an opinion thereon, satisfactory in scope and substance to the Required Holders, of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and which are noted in the financial statements) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances,

                   (B) a statement from such independent
              certified public accountants that such
              consolidating statements were prepared using the same work papers as were used in the preparation of such consolidated statements, and

                   (C)     a certification by a principal
              financial officer of the Company (in scope and substance satisfactory to the Required Holders) that such consolidating and consolidated statements are true and correct;

         (c) Opinions Pursuant to Section 7.1 -- as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, duplicate copies of any opinions required pursuant to Section 7.1 of this Agreement;

         (d) Audit Reports -- promptly upon receipt thereof, one (1) copy of each interim or special audit made by independent accountants of the books of the Company or any Subsidiary;

         (e) SEC Reports -- promptly upon their becoming available (but in no event later than the date of filing), one (1) copy of each regular or periodic report and any registration statement or prospectus filed by the Company or any Subsidiary with any securities exchange or with the Securities and Exchange Commission or any successor agency;

         (f) Materials Sent to Stockholders -- promptly upon their becoming available (but in no event later than the date of sending to stockholders), one (1) copy of each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to stockholders (other than, in the case of any Subsidiary, the Company) generally;

         (g) Notice of Event of Default -- promptly upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking and proposes to take with respect thereto;

         (h) Notice of Claimed Default -- promptly upon becoming aware that the holder of any Note or of any evidence of indebtedness or other Security of the Company or any Subsidiary has given notice or taken any other action with respect to a claimed default or Event of Default, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or Event of Default and what action the Company or such Subsidiary is taking or proposes to take with respect thereto;

         (i) Loan Portfolio Reports -- together with each quarterly financial statement required to be delivered pursuant to clause (a) of this Section 8.1, one (1) copy of

              (i)  a monthly Loan Portfolio Report of the
         Company setting forth, with respect to loans held in its portfolio, classifications relating to delinquency, non-performance, risk rating, loss allowances and other related matters as of the end of the last month of the fiscal quarters covered by such financial statements, to be prepared on substantially the same basis and to contain substantially the same information as the Loan Portfolio Report, dated October 23, 1995, in respect of the month of September, 1995, a copy of which was delivered to you prior to the Series D Closing Date, and

              (ii) a quarterly Report on Allowances for Loan Losses and Reserves of the Company, to be prepared on substantially the same basis and to contain substantially the same information as the Report on Allowances for Loan Losses and Reserves, dated September 30, 1995, a copy of which was delivered to you prior to the Series D Closing Date, provided that such monthly and quarterly reports need not, unless you or any other holder of Notes shall reasonably so request, disclose the names of the obligors on such loans; and

         (j) Requested Information -- with reasonable promptness, such other data and information with respect to the Company and the Restricted Subsidiaries as from time to time may be reasonably requested, including, without limitation, information required by 17 C.F.R. Sec.230.144A.

    8.2    Officers' Certificates.

    Each set of financial statements delivered to you or any other institutional holder of the Notes pursuant to Section 8.1(a) or Section 8.1(b) of this Agreement will be accompanied by a certificate of the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company setting forth:

         (a)  Covenant Compliance -- the information
    (including, where applicable, detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 7 of this Agreement during the period covered by the financial statements then being furnished;

         (b) Event of Default -- that the signers have reviewed the relevant terms of this Agreement and the Financing Agreement and have made, or caused to be made, under their supervision, a review of the transactions and conditions of the Company and the Subsidiaries from the beginning of the accounting period covered by the financial statements being delivered therewith to the date of the certificate and that such review has not disclosed the existence, during such period, of any condition or event which constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or proposes to take with respect thereto; and

         (c) Loan Portfolio Changes -- an explanation, in reasonable detail, of the differences disclosed in the Loan Portfolio Reports accompanying such financial statements from the information set forth in the Loan
    Portfolio Reports delivered after the end of the immediately preceding fiscal quarter of the Company.

    8.3    Accountants' Certificates.

    Each set of annual financial statements delivered pursuant to Section 8.1(b) of this Agreement will be accompanied by a certificate of the accountants who certify such financial statements, stating that they have reviewed this Agreement insofar as it relates to accounting matters and stating further, whether, in making their audit, such accountants have become aware of any condition or event which then constitutes a Default or an Event of Default, and, if any such condition or event then exists, specifying the nature and period of existence thereof.

    8.4    Inspection.

    The Company will permit any of your representatives, while you or your nominee holds any Note, or the representatives of any other institutional holder of the Notes, at your or such holder's expense so long as no Default or Event of Default is then continuing and otherwise at the sole expense of the Company, to visit and inspect any of the Properties of the Company or any Subsidiary (and to take extracts from, and make copies of, their respective books and records) and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss with your representatives the finances and affairs of the Company and the Subsidiaries) all at such reasonable times and as often as may be reasonably requested.

SECTION 9.   EVENTS OF DEFAULT

    9.1 Nature of Events.

    An "Event of Default" shall exist if any of the following occurs and is continuing:

         (a)  Principal or Yield-Maintenance Premium Payments
    -- the Company fails to make any payment of principal or Yield-Maintenance Premium on any Note on or before the date such payment is due;

         (b) Interest Payments -- the Company fails to make any payment of interest on any Note on or before the date such payment is due and such failure shall continue for a period of three (3) Business Days;

         (c) Particular Defaults -- the Company or any Subsidiary fails to perform or observe any covenant contained in Section 7.4 through Section 7.21 (other than
    Section 7.14, Section 7.15 and Section 7.19) of this Agreement, inclusive; or the Company shall terminate or modify any provision of the Financing Agreement or shall fail to perform or observe any covenant contained in the Financing Agreement;

         (d) Other Defaults -- the Company or any Subsidiary fails to comply with any other provision of this Agreement, and such failure continues for more than thirty
    (30) days after any officer of the Company has knowledge thereof;

         (e) Warranties or Representations -- any warranty, representation or other statement by or on behalf of the Company contained in this Agreement or in any instrument furnished by or on behalf of the Company in compliance with or in reference to this Agreement was or shall have been false or misleading in any material respect at the time made;

         (f) Default on Indebtedness or Other Security -- the Company or any Restricted Subsidiary fails to make any payment due on any one or more Material Obligations or any event shall occur or any condition shall exist in respect of any one or more Material Obligations of the Company or any Restricted Subsidiary, or under any agreement securing or relating to any such Material Obligations (and any such failure, event or condition shall not have been cured, waived or consented to by the holder or holders of such Material Obligations or a trustee therefor), the effect of which is

              (i)  to cause (or permit any holder of such
         Material Obligation or a trustee of such holder to cause) such Material Obligation or Material Obligations, or a portion thereof, to become due prior to its or their stated maturity or prior to its or their regularly scheduled dates of payment (regardless of any limitations, such as those applicable to Subordinated Debt, on the amount of such Material Obligations which may be paid upon such acceleration),

              (ii) to permit a trustee or the holder of any Security (other than common stock of the Company or any Restricted Subsidiary) to elect a majority of the directors on the board of directors of the Company or such Restricted Subsidiary, or

              (iii)  to permit the holder of any such Material
         Obligation to require the Company or any Restricted
         Subsidiary to repurchase such Material Obligation or a portion thereof from such holder;

         (g)  Involuntary Bankruptcy Proceeding  -- a
    receiver, liquidator, custodian or trustee of the Company or any Restricted Subsidiary, or of any of the Property of any of such Persons, is appointed by court order and such order remains in effect for more than ninety (90) days; or the Company or any Restricted Subsidiary is adjudicated bankrupt or insolvent; or any of the Property of any of such Persons is sequestered by court order and such order remains in effect for more than ninety (90) days; or a petition is filed against the Company or any Restricted Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within thirty
    (30) days after such filing;

         (h) Voluntary Petitions -- the Company or any Restricted Subsidiary files a petition in voluntary bankruptcy or seeking relief under any provisions of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under such law;

         (i) Assignments for Benefit of Creditors, etc. -- the Company or a Restricted Subsidiary makes an assignment for the benefit of its creditors, is not paying its debts generally as they become due, admits in writing its inability to pay its debts generally as they become due or consents to the appointment of a receiver, trustee, custodian or liquidator of the Company or such Restricted Subsidiary or of all or any part of the Property of any of such Persons; or

         (j) Undischarged Final Judgments -- final judgment or judgments for the payment of money, aggregating in excess of Five Hundred Thousand Dollars ($500,000) for all such judgments, is or are outstanding against the Company or any of the Restricted Subsidiaries and any one of such judgments has been outstanding for more than thirty (30) days from the date of its entry and has not been discharged in full or stayed.

    9.2 Default Remedies.

         (a) Acceleration on Event of Default. If an Event of Default exists, then

              (i)  if such Event of Default is an Event of
         Default specified in clause (g), clause (h) or clause (i) of Section 9.1 of this Agreement with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and

              (ii) if such Event of Default is any other Event of Default, the holder or holders of at least thirty-five percent (35%) in principal amount of any Series of Notes then outstanding (exclusive of Notes then held by any one or more of the Company, any Restricted Subsidiary or any Affiliate) may exercise any right, power or remedy permitted to such holder or holders by law, and may, in particular, at its or their option, by notice in writing to the Company, declare all of such Series of Notes to be, and all of such Series of Notes shall thereupon be and become, immediately due and payable, together with interest accrued thereon and together with the Yield-Maintenance Premium, if any, with respect to each
         Note in such Series, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, provided that the Yield-Maintenance Premium, if any, with respect to each such Note shall be due and payable upon such declaration only if

                   (A)  such event is an Event of Default
              specified in any of clause (a) to clause (f), inclusive, or clause (j) of Section 9.1 of this Agreement,

                   (B) the holders making such declaration
              shall have given to the Company, at least ten
              (10) Business Days before such declaration, written notice stating its or their intention so to declare such Series of Notes to be immediately due and payable and identifying one or more such Events of Default whose occurrence on or before the date of such notice permits such declaration and

                   (C) one or more of the Events of
              Default so identified shall be continuing at the time of such declaration.

         (b) Acceleration on Payment Default. During the existence of an Event of Default described in Section 9.1(a) or Section 9.1(b) hereof, and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 9.2(a)(ii) hereof, any holder of Notes who or which shall have not consented to any waiver with respect to such Event of Default may, at his or its option, by notice in writing to the Company, declare the Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable together with all interest accrued thereon, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to such holder the entire principal of and interest accrued on such Notes and, to the extent permitted by law, the Yield-Maintenance Premium at such time with respect to such principal amount of such Notes.

         (c) Valuable Rights. The Company acknowledges, and the parties hereto agree, that the right of each holder to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) is a valuable right and that the provision for payment of a Yield-Maintenance Premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         (d) Other Remedies. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

         (e) Nonwaiver and Expenses. No course of dealing on the part of any holder of Notes nor any delay or failure on the part of any holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. If the Company shall fail to pay when due any principal of, or Yield-Maintenance Premium or interest on, any Note, or shall fail to comply with any other provision hereof, the Company shall pay to each holder of Notes, to the extent permitted by law, such further amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such holder in collecting any sums due on such Notes or in otherwise assessing, analyzing or enforcing any rights or remedies that are or may be available to it.

    9.3 Annulment of Acceleration of Notes.

    If a declaration is made pursuant to Section 9.2(a)(ii) of this Agreement in respect of any Series of Notes by any holder or holders thereof then, and in every such case, the holders of sixty-six percent (66%) in aggregate principal amount of such Series of Notes then outstanding (exclusive of Notes then owned by any one or more of the Company, any Restricted Subsidiary or any Affiliate) may, by written instrument filed with the Company, rescind and annul such declaration, and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

         (a) no judgment or decree has been entered for the payment of any monies due pursuant to such Series of Notes or this Agreement;

         (b) all arrears of interest upon all of the Notes of such Series and all other sums payable under such Series of Notes and under this Agreement (except any principal of or interest on the Notes of such Series which has become due and payable by reason of such declaration under
    Section 9.2(a)(ii) of this Agreement) shall have been duly paid; and

         (d) each and every other Default and Event of Default shall have been waived pursuant to Section 11.4 of this Agreement or otherwise made good or cured,

and provided further that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

SECTION 10.    INTERPRETATION OF THIS AGREEMENT

    10.1  Terms Defined.

    As used in this Agreement, the following terms have (unless otherwise limited by the context) the following respective meanings (or the meanings set forth in the Section of this Agreement referred to opposite such term) and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

         "Adjusted Tangible Assets" -- at any time means all assets (including, without duplication, the capitalized value of any leasehold interest under any Capitalized
     Lease) except:

              (a)  deferred assets and intangible assets,

              (b)  patents, copyrights, trademarks, trade
              names, franchises, goodwill, organizational expense, experimental expense and other similar intangible assets,

              (c)  unamortized debt discount and expense, and

              (d) assets located, and notes and receivables due from obligors domiciled, outside the United
              States of America, Puerto Rico or Canada.

         "Affiliate" -- means a Person (other than a Restricted Subsidiary)

              (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company,

              (b)  which beneficially owns or holds five
              percent (5%) or more of any class of the Voting Stock of the Company or

              (c)  five percent (5%) or more of the Voting
              Stock (or in the case of a Person which is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary.

     The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement, this" -- means this agreement, as it may be amended and/or restated from time to time.

         "Asset Disposition Date" -- Section 7.5(a) of this
     Agreement.

         "Asset Securitization" -- means, with respect to any Person, a transaction involving the sale or transfer of receivables by such Person (an "Originator") to a special purpose corporation or grantor trust (an "SPV") established solely for the purpose of purchasing such receivables from the Company for cash in an amount equal to the Fair Market Value thereof; provided, however, that the Company may (A) establish and maintain a reserve account containing cash or Securities as a credit enhancement in respect of any such sale or (B) purchase or retain a subordinated interest in such receivables being sold.

         "Asset Securitization Recourse Liability" -- means, at any time, with respect to any Person, the maximum amount of such Person's liability (whether matured or contingent) under any agreement, note or other instrument in connection with any one or more Asset Securitizations in which such Person has agreed to repurchase receivables or other assets, to provide direct or indirect credit support (whether through cash payments, the establishment of reserve accounts containing cash or Securities, an agreement to reimburse a provider of a letter of credit for any draws thereunder, the purchase or retention of a subordinated interest in such receivables or other assets, or other similar arrangements), or in which such Person may be otherwise liable for all or a portion of any SPV's obligations under Securities issued in connection with such Asset Securitizations.

         "Bank Loan Agreement" -- means the Second Amended and Restated Loan Agreement, dated as of December 15, 1993, by and among the Company, the banks signatory thereto and National Westminster Bank USA, as agent, as amended by Amendment No. 1 dated as of December 12, 1994 and Amendment No. 2 dated December 11, 1995, and as may be further amended from time to time.

         "Board of Directors" -- at any time means the board of directors of the Company or any committee thereof which, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

         "Business Day" -- at any time means a day other than a Saturday, a Sunday or, in the case of any Note with respect to which the provisions of Section 4.1 of this Agreement are applicable, a day on which the bank designated (by the holder of such Note) to receive (for such holder's account) payments on such Note is required by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

         "Capitalized Lease" -- means any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles.

         "Class A Notes" -- means "class A notes" the terms of which are defined in 12 U.S.C. Sec. 3014 as in effect on the Series D Closing Date.

         "Class B Stock" -- means "class B stock" the terms of which are defined in 12 U.S.C. Sec. 3014 as in effect on the Series D Closing Date.

         "Class B1 Common Stock" -- means the series of Class
     B stock comprising Class B stock purchased for cash after June 28, 1984.

         "Class C Stock" -- means "class C stock" the terms of which are defined in 12 U.S.C. Sec. 3014 as in effect on the Series D Closing Date.

         "Company" -- introductory sentence to this Agreement.

         "Company Senior Obligations" -- at any time means, with respect to the Company, the sum of

              (a) the aggregate unpaid principal amount of Senior Debt of the Company, plus

              (b)  the aggregate amount of all Capitalized
              Leases of the Company plus

              (c)  Restricted Guarantees of the Company
              computed on the basis of total outstanding contingent liability, plus

              (d) Asset Securitization Recourse Liabilities of the Company (meeting the conditions set forth in either clause (i) or clause (ii) below):

                   (i)  to the extent, but only to the extent,
                   that such obligations arise from the Company's obligation to repurchase receivables or other assets as a result of a default in payment by the obligor thereunder or any other default in performance by such obligor under any agreement related to such receivables; or

                   (ii) if the Company shall maintain a
                   reserve account containing cash or Securities in respect of any such obligations or shall retain or purchase a subordinated interest therein, to the extent, but only to the extent, of the amount of such reserve account or subordinated interest.

         "Consolidated Adjusted Net Income" -- for any fiscal period of the Company means net earnings or net loss (determined on a consolidated basis) of the Company and the Restricted Subsidiaries after income taxes for such period, but excluding from the determination of such earnings the following items (together with the income tax effect, if any, applicable thereto):

              (a)  the proceeds of any life insurance policy;

              (b) any gain or loss arising from the sale of capital assets;

              (c)  any gain arising from any reappraisal,
              revaluation or write-up of assets;

              (d)  any gain arising from transactions of a
              non-recurring or nonoperating and material nature or arising from sales or other dispositions relating to the discontinuance of operations;

              (e)  earnings of any Restricted Subsidiary
              accrued prior to the date it became a Restricted
              Subsidiary;

              (f) earnings of any corporation, substantially all the assets of which have been acquired in any manner, realized by such other corporation prior to the date of such acquisition;

              (g) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, unless such net earnings shall have actually been received by the Company or such Restricted Subsidiary in the form of cash distributions;

              (h)  any portion of the net earnings of any
              Restricted Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Restricted Subsidiary;

              (i) the earnings of any Person to which assets of the Company shall have been sold, transferred or disposed of, or into which the Company shall have merged, prior to the date of such transaction;

              (j) any gain arising from the acquisition of any Securities of the Company or any Subsidiary; and

              (k)  any amortization of deferred or other
              credit representing the excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary.

         "Consolidated Adjusted Net Worth" -- at any time means, with respect to the Company and the Restricted
     Subsidiaries (determined on a consolidated basis):

              (a)  the amount of capital stock liability plus
              (or minus in the case of a deficit) the capital surplus and earned surplus of the Company and the Restricted Subsidiaries, less (without duplication) the sum of

              (b)  the net book value, after deducting any
              reserves applicable thereto, of all items of the following character which are included in the assets of the Company and the Restricted Subsidiaries:

                   (i)  all deferred charges and prepaid
                   expenses other than prepaid taxes and prepaid insurance premiums;

                   (ii) treasury stock;

                   (iii)      unamortized debt discount and
                   expense and unamortized stock discount and expense;

                   (iv) goodwill, the excess of the cost of assets acquired over the book value of such assets on the books of the transferor, the excess of the cost of investments in any Person (including any Subsidiary) over the value of such investments on the books of such Person at the time of making such investments, organizational or experimental expense, patents, trademarks, copyrights, trade names and other intangibles;

                   (v)  all receivables (other than Eurodollar
                   deposits) owing by Persons whose principal place of business or principal assets are located in any jurisdiction other than the United States of America or Canada; and

                   (vi) any increment resulting from any
                   reappraisal, revaluation or write-up of capital assets subsequent to December 31, 1991.

     If the Company shall have any Restricted Investments outstanding at any time, such Restricted Investments shall be excluded from Consolidated Adjusted Net Worth.

         "Consolidated Assets" -- at any time means the assets of the Company and the Restricted Subsidiaries that would be reflected on a consolidated balance sheet for the Company and the Restricted Subsidiaries at such time.

         "Consolidated Debt" -- at any time means all Debt of the Company and the Restricted Subsidiaries (determined on a consolidated basis), plus, without duplication, the aggregate amount of the obligations of the Company and the Restricted Subsidiaries set forth below, at such time:

              (a) the face amount of all letters of credit issued by the Company or any Restricted Subsidiary and all bankers' acceptances accepted by the Company or any Restricted Subsidiary; and

              (b)  the aggregate amount of Asset
              Securitization Recourse Liabilities of the Company or any Restricted Subsidiary.

         "Consolidated Earnings Available for Fixed Charges"
     -- for any fiscal period of the Company means the sum of

              (a) Consolidated Adjusted Net Income for such period; plus

              (b)  to the extent deducted in determining
              Consolidated Adjusted Net Income for such period,

                   (i)  all provisions for any Federal, state
                   or other income taxes made by the Company and the Restricted Subsidiaries during such period, and

                   (ii) Consolidated Fixed Charges during such period;

         plus

              (c)  the NCB Development Corporation
              Contribution.

         "Consolidated Effective Net Worth -- at any time means the sum of

              (a)  Consolidated Adjusted Net Worth at such
              time; plus

              (b) the aggregate outstanding principal amount of Class A Notes at such time.

         "Consolidated Fixed Charges" -- for any fiscal period of the Company means, on a consolidated basis for the Company and the Restricted Subsidiaries, the sum of:

              (a) all interest and all amortization of Debt discount and expense on all Debt for borrowed money of the Company and the Restricted Subsidiaries; plus

              (b) all Rentals payable during such period by the Company and the Restricted Subsidiaries.

         "Consolidated Net Earnings" -- means, for any period, the net income or loss of the Company and the Restricted Subsidiaries, as applicable (determined on a consolidated basis for such Persons at such time), for such period, as determined in accordance with generally accepted accounting principles in effect at such time.

         "Consolidated Senior Debt" -- at any time means the aggregate amount of the obligations of the Company and the Restricted Subsidiaries set forth below that would be reflected on a consolidated balance sheet for the Company and the Restricted Subsidiaries at such time:

              (a)  the Notes;

              (b)  all other Debt of the Company or a
              Restricted Subsidiary for borrowed money that is not expressed to be subordinate or junior to any other
              Debt;

              (c)  all Guarantees of the Company or a
              Restricted Subsidiary;

              (d)  all obligations in respect of Capitalized
              Leases;

              (e) in respect of the Company or any Restricted Subsidiary, the aggregate amount of all demand and term deposits made by any Person with the Company or such Restricted Subsidiary (including, without limitation, certificates of deposit issued by the Company or such Restricted Subsidiary); and

              (f) Asset Securitization Recourse Liabilities to the extent, but only to the extent, that such obligations have matured.

         "Consolidated Taxable Income" -- means, in respect of the Company for any calendar year, the taxable income for such calendar year reported by the Company on its tax return filed with the Internal Revenue Service (or other successor federal agency) for such calendar year.

         "Debt" -- at any time with respect to any Person means all obligations of such Person that in accordance with generally accepted accounting principles would be classified on a balance sheet of such Person as liabilities of such Person (except as specified in clause
     (d) below), including (without limitation) all

              (a) direct debt and other similar recourse and non-recourse monetary obligations of such Person,

              (b)  obligations secured by any Lien upon
              Property owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations,

              (c) obligations created or arising under any conditional sale, financing lease, or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property,

              (d) Guarantees of such Person (whether or not such Guarantees are classified as liabilities on the balance sheet of such Person at such time),

              (e)  obligations in respect of Capitalized
              Leases, and

              (f) in respect of the Company or any Restricted Subsidiary, the aggregate amount of all demand and term deposits made by any Person with the Company or such Restricted Subsidiary (including, without limitation, certificates of deposit issued by the Company or such Restricted Subsidiary).

         "Default" -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Disposition Assets" -- Section 7.5(a) of this
     Agreement.

         "Disposition Stock" -- Section 7.4 of this Agreement.

         "Disposition Subsidiary" -- Section 7.4 of this
     Agreement.

         "Disposition Value" -- with respect to any Property means the greater of

              (a)  the book value of such Property as
              reflected on the balance sheet of the owner of such Property and

              (b)  the Fair Market Value of such Property,

         in each case as of the time of the disposition of such Property.

         "Distribution" -- in respect of any corporation means:

              (a) dividends or other distributions on capital stock of the corporation (except distributions in such stock); and

              (b) the redemption or acquisition of such stock or of warrants, rights or other options to purchase such stock (except when solely in exchange for such stock) unless made, contemporaneously, from the net proceeds of a sale of such stock.

         "DOL" -- Section 1.6(b) of this Agreement.

         "Eligible Derivatives" -- means derivative Securities which are sold in the ordinary course of the business of the Company and the Restricted Subsidiaries for the purpose of hedging or otherwise managing portfolio risk.

         "ERISA" -- means the Employee Retirement Income
     Security Act of 1974, as amended from time to time.

         "Event of Default" -- Section 9.1 of this Agreement.

         "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" -- at any time with respect to any Property, means the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

         "Financial Covenant" -- shall mean any covenant, agreement or provision (including, without limitation, the definitions applicable thereto) of or applicable to the Company or any Restricted Subsidiary contained in any agreement governing, or instrument evidencing, any Debt (or commitment to lend), other than Debt or a commitment to lend among the Company and one or more Restricted Subsidiaries, of the Company or any Restricted Subsidiary in an aggregate principal amount greater than Five Million Dollars ($5,000,000), which covenant, agreement or provision:

              (i)  requires the Company or any Restricted
              Subsidiary to maintain specified financial amounts or ratios or to meet other financial tests;

              (ii) restricts the ability of the Company or any Restricted Subsidiary to:

                   (a)  make Distributions, investments,
                   capital expenditures or operating expenditures of any kind;

                   (b)  incur, create or maintain any Debt (or
                   other obligations) or Liens;

                   (c)  merge, consolidate or acquire or be
                   acquired by any Person;

                   (d)  sell, lease, transfer or dispose of
                   any Property (other than restrictions imposed solely upon collateral, and not upon Property of the Company or any Restricted Subsidiary generally, by holders of Liens thereon which are permitted by this Agreement); or

                   (e)  issue or sell any capital stock of any
                   kind;

              (iii)     is similar to any provision in Section
              7 of this Agreement; or

              (iv) provides that a default or event of default shall occur, or that the Company or any Restricted Subsidiary shall be required to prepay, redeem or otherwise acquire for value any Debt or security as a result of its failure to comply with any provision similar to any of those set forth in any of the foregoing clauses (i), (ii) or (iii).

         "Financing Agreement" -- means the Financing
     Agreement, made as of December 21, 1989, by and between the Department of the Treasury, an executive department of the United States government, and the Company, as in effect on the Series D Closing Date.

         "Financing Documents" -- means this Agreement, the Notes, the other Note Purchase Agreements and the other agreements and instruments to be executed pursuant to the terms of each of such Financing Documents, as each may be amended from time to time.

         "Guarantees" -- at any time means, subject to the last sentence of this definition, all obligations of any Person guaranteeing or in effect guaranteeing any indebtedness or obligation or dividend of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person

              (a) to purchase any indebtedness or obligation or any Property constituting security therefor,

              (b)  to advance or supply funds

                   (i)  for the purchase or payment of any
                   indebtedness or obligation or

                   (ii) to maintain working capital, equity capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of any indebtedness or obligation,

              (c)  to purchase Property, Securities or
              services primarily for the purpose of assuring the owner of any indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation or

              (d)  otherwise to assure the owner of the
              indebtedness or obligation of the primary obligor against loss in respect thereof (including, without limitation, contingent reimbursement obligations under letters of credit).

     For purposes of this definition, (i) liabilities or endorsements in the ordinary course of business of checks and other negotiable instruments for deposit or collection, (ii) obligations of the Restricted
     Subsidiaries to acquire assets from the Company in the ordinary course of business, and (iii) Asset
     Securitization Recourse Liabilities shall be deemed not to be "Guarantees."

         "Investments" -- has the meaning assigned to such term in the definition of "Restricted Investments" in this
     Section 10.1.

         "Lien" -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Company or a Restricted Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         "Long-Term Lease" -- means any lease (other than a Capitalized Lease) having an original term, including any period for which the lease may be renewed or extended at the option of the lessor, of more than one (1) year at the time the lessee shall have entered into such lease.

         "Material Obligation(s)" -- means any one or more Debts or other Securities having an aggregate outstanding principal or stated amount for all such Debts or other Securities of One Million Dollars ($1,000,000) or more.

         "NCB Development Corporation Contribution" -- means the contribution made by the Company to NCB Development Corporation in any fiscal period of the Company pursuant to 12 U.S.C. Sec.3051(d), as in effect on the Series D Closing Date.

         "Notes" -- Section 1.1(c) of this Agreement.

         "Note Purchase Agreement" -- Section 1.5 of this
     Agreement.

         "Other Purchaser(s)" -- Section 1.5 of this
     Agreement.

         "Other Restated Agreements" -- means (i) those certain separate Note Purchase Agreements, each dated as of December 16, 1994, between the Company and Lutheran Brotherhood, AUSA Life Assurance Company, Inc., International Life Investors Insurance Company, PFL Life Insurance Company, The Canada Life Assurance Company, Canada Life Insurance Company of New York, and Canada Life Insurance Company of America, respectively, (ii) those certain separate Assumption Agreement and Amended and Restated Senior Note Agreements, each dated as of December 1, 1993, between the Company and Equitable Variable Life Insurance Company, The Equitable Life Assurance Society of the United States, Mellon Bank, N.A., as Trustee for First Plaza Group Trust (as directed by Equitable Capital Management Corporation), Principal Mutual Life Insurance Company, IDS Certificate Company, Safeco Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Provident Mutual Life Insurance Company of Philadelphia, Provident Mutual Life and Annuity Company of America, Lutheran Brotherhood, and Mutual Service Life Insurance Company, respectively, and (iii) that certain Master Shelf Agreement, dated as of December 30, 1994, between the Company and The Prudential Insurance Company of America.

         "Patronage Dividends" -- means "patronage dividend", as such term is defined in 12 U.S.C. Sec. 3019(b)(2) as in effect on the Series D Closing Date.

         "Pension Plans" -- means all "employee pension benefit plans", as such term is defined in Section 3 of ERISA, maintained or participated in by the Company or any of the Subsidiaries, as from time to time in effect.

         "Permitted Proceeds Application" -- means, in connection with a sale of assets in accordance with
     Section 7.5 hereof, the application by the Company or a Restricted Subsidiary of the amount of proceeds specified in such Section to any of the following:

              (a)  the acquisition by the Company or such
              Restricted Subsidiary of Adjusted Tangible Assets to be used in the ordinary course of business of the Company or such Restricted Subsidiary within ninety
              (90) days of such sale, so long as any proceeds to be applied pursuant to this clause (a) are invested in accordance with clause (c) hereof until such time as such proceeds are so applied,

              (b) the prepayment, allocated in proportion to the respective outstanding principal amounts thereof, of each of the Notes in accordance with Section 5.2 of this Agreement and Section 5.2 of each of the Other Restated Agreements, as the case may be, within ten (10) Business Days following the consummation of such sale, so long as any proceeds to be applied pursuant to this clause (b) are invested in accordance with clause (c) hereof until such time as such proceeds are so applied,

              (c)  the investment of such proceeds in any
              Investment specified in clauses (d) to (k), inclusive, of the definition of "Restricted Investment" no later than the next Business Day following the consummation of such sale; provided that such proceeds are applied as provided in either of the foregoing clauses (a) or (b) of this definition within the period therein specified, or

              (d) the repayment of Debt outstanding under any revolving credit or similar agreement which provides for successive reborrowings and repayments thereunder at the Company's option; provided that (i) the aggregate amount of such proceeds so applied shall not exceed the lesser of Fifty Million Dollars ($50,000,000) and ten percent (10%) of Consolidated Assets and (ii) the amount of Debt so repaid shall be reborrowed and applied as provided in either of the foregoing clauses (a) or (b) within the period therein specified.

         "Person" -- means an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Property" -- means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Purchasers" -- means and includes each of the Persons listed in the Purchaser Schedule.

         "Purchaser Schedule" -- Section 1.5 of this
     Agreement.

         "Qualified Assets" -- at any time means the sum of

              (a)  the principal amount of all promissory
              notes and other interest bearing obligations of the Company owned in the ordinary course of the Company's business less (i) reserves for credit losses applicable thereto, and (ii) unearned income,

              (b) the Company's cash on hand and in banks, and

              (c)  the Company's Investments other than
              Restricted Investments.

         "Reinvestment Yield" -- the definition of "Yield-
     Maintenance Premium".

         "Relevant Treasury Yield"  -- means,

              (a) the annual yield to maturity (reported as of 10:00 a.m., New York City time) on the date that is five (5) Business Days prior to the Series E Closing Date on the display page on the Bloomberg Financial Markets System (Page USD or such other display on the Bloomberg Financial Markets System as shall replace Page USD) providing the most current yields to maturity for actively traded "On The Run" United States Treasury securities with a maturity of six (6) years; or, if no such United States Treasury security is so listed, then

              (b) the annual yield to maturity determined by interpolating between the annual yields to maturity of the "On The Run" United States Treasury securities with a maturity:

                   (i)  most nearly equal to and less than six
                   (6) years; and

                   (ii) most nearly equal to and greater than six (6) years.

         "Rentals" -- at any time means all fixed rentals (including as such all payments which the lessee is obligated to make to the lessor on termination of a lease or surrender of leased Property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of Property, exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         "Required Holders" -- at any time means the holder or holders of at least sixty-six and two-thirds percent (662/3%) in aggregate principal amount of each of the Series D Notes and the Series E Notes at the time outstanding (exclusive of Notes then owned by any one or more of the Company, any Restricted Subsidiary and any Affiliates).

         "Restricted Guarantees" -- at any time means all Guarantees by the Company of obligations of others that constitute sum certain obligations at the time such Guarantees are incurred.

         "Restricted Investments" -- at any time means all investments, made in cash or by delivery of Property, by the Company and the Restricted Subsidiaries (x) in any Person, whether by acquisition of stock, indebtedness or other obligations or Securities, or by loan, advance or capital contribution, or otherwise, or (y) in any Property (items (x) and (y) herein called "Investments"), except the following:

              (a)  Investments in and to Restricted
              Subsidiaries, including any Investment in a corporation which, after giving effect to such Investment, will become a Restricted Subsidiary and including Investments in a Restricted Subsidiary that is designated as a Subsidiary in compliance with the proviso to the definition of "Restricted Subsidiary" so long as such Investments were made prior to the date of such designation;

              (b) Investments in Property to be used by the Company and the Restricted Subsidiaries in the ordinary course of their respective businesses;

              (c) Investments in promissory notes and other interest bearing obligations acquired in the ordinary course of business of the Company or the Restricted
              Subsidiaries;

              (d)  Investments in commercial paper of any
              corporation which, at the time of acquisition by the Company or a Restricted Subsidiary, is accorded a rating of A-2 or higher by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Duff-2 or higher by Duff & Phelps, Inc. or P-2 or higher by Moody's Investors Service, Inc. (or any other nationally recognized credit rating agency of similar standing if none of such corporations is then in the business of rating commercial paper);

              (e) Investments in direct obligations of the United States of America;

              (f) Investments in marketable obligations fully guaranteed or insured by the United States of America or marketable obligations for which the full faith and credit of the United States of America is pledged for the repayment in full of all principal and interest thereon;

              (g)  Investments in marketable obligations
              issued or fully guaranteed or insured by any agency, instrumentality or corporation of the United States of America established by the United States Congress or marketable obligations for which the credit of any such agency, instrumentality or corporation is pledged for the repayment in full of all principal and interest thereon;

              (h)  Investments in marketable general
              obligations of any state, territory or possession of the United States of America, or any political subdivision of any of the foregoing, or the District of Columbia, given one of the three (3) highest credit ratings in respect of the type of such obligations by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. or Moody's Investors Service, Inc., and the obligor of which

                   (i)  has general taxing authority and the
                   power to levy such taxes as may be required for the payment of principal and interest thereon, and

                   (ii) has unconditionally fully secured the payment of principal and interest on such obligations with its full faith and credit;

              (i)  Investments in domestic and Eurodollar
              negotiable time and variable rate certificates of deposit issued by Selected Commercial Banks;

              (j)  Investments in marketable bankers'
              acceptances and finance bills accepted by Selected
              Commercial Banks;

              (k)  Investments in repurchase, reverse
              repurchase and security lending agreements fully collateralized by marketable obligations issued by the United States of America or by any agency or instrumentality thereof;

              (l)  Investments in federal funds or similar
              unsecured loans to Selected Commercial Banks having a maturity of not more than four (4) days from the date of acquisition thereof;

              (m) Investments in marketable corporate debt securities given a credit rating of "A" or better by each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. and Moody's Investors Service,
              Inc.;

              (n)  Investments in asset-backed securities
              issued against a pool of receivables which (i) have an average life or final maturity of not more than five (5) years and (ii) have been given a long-term rating of "AAA" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. or Moody's Investors Service, Inc.; and

              (o) Investments in mortgage-backed securities issued against an underlying pool of mortgages which
              (i) have an average life, as determined by the dealer's prepayment assumptions at the time of purchase, of not more than five (5) years and (ii) have been given a long-term rating of "AAA" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. or Moody's Investors Service, Inc.;

     provided, that notwithstanding the foregoing clauses (a) through (o), inclusive, the term Restricted Investments shall for all purposes include all Investments described in the foregoing clauses (d) through (k), inclusive, to the extent that they mature more than one (1) year from the date of acquisition thereof by the Company or a Restricted Subsidiary.

         "Restricted Payments" -- Section 7.14(a) of this
     Agreement.

         "Restricted Subsidiary" -- means a Subsidiary engaged in one or more of the businesses referred to in Section
     2.3(c) of this Agreement:

              (a)  organized under the laws of the United
              States of America or a jurisdiction thereof;

              (b)  that conducts substantially all of its
              business and has substantially all of its Property within the United States of America and/or Canada;

              (c) one hundred percent (100%) of all stock and equity Securities (except directors' qualifying shares) of which are legally and beneficially owned, directly or indirectly, by the Company; and

              (d)  that is designated by the Board of
              Directors to be included in the definition of Restricted Subsidiary for all purposes of this Agreement;

     provided, that any Subsidiary having been designated a Restricted Subsidiary may thereafter become a Subsidiary
     (other than a Restricted Subsidiary) by designation of the Board of Directors if at the time of such change in characterization and after giving effect thereto

               (i) no Default or Event of Default shall exist,
              and

               (ii)     after the elimination of the net
              earnings of any such Subsidiary from Consolidated Adjusted Net Income for the period subsequent to December 31, 1991, the Company would have been entitled, pursuant to the provisions of Section 7.13, to declare or make all Restricted Payments declared or made during such period.

         "Scheduled Principal Payment" -- Section 5.1(b).

         "Securities Act" -- means the Securities Act of 1933, as amended.

         "Security" -- shall have the same meaning as in
     Section 2(1) of the Securities Act; provided, however, that Asset Securitization Recourse Liabilities shall not constitute "Securities" except (i) to the extent that such obligations arise from the Company's obligation to repurchase receivables or other assets as a result of a default in payment by the obligor thereunder or any other default in performance by such obligor under any agreement related to such receivables or (ii) if the Company shall maintain a reserve account containing cash or Securities in respect of any such obligations or shall retain or purchase a subordinated interest therein, to the extent of the amount of such reserve account or subordinated interest.

         "Selected Commercial Bank" -- means

              (a)  one of the one hundred (100) largest
              commercial banks organized under the laws of the United States of America or any state thereof and accorded a rating of "B" or better by Thomson BankWatch, Inc. (or accorded a comparable rating by another nationally recognized rating agency of similar standing if Thomson BankWatch, Inc. is not then in the business of rating commercial banks); or

              (b) one of the fifty (50) largest commercial banks organized under the laws of the United States of America or any state thereof and accorded a rating of "B/C" or better by Thomson BankWatch, Inc. (or accorded a comparable rating by another nationally recognized rating agency of similar standing if Thomson BankWatch, Inc. is not then in the business of rating commercial banks).

         "Senior Debt" -- means the Notes, all other Debt of the Company for borrowed money that is not expressed to be subordinate or junior to any other Debt, and Asset Securitization Recourse Liabilities to the extent, but only to the extent, that such obligations have matured.

         "Series; Series of Notes" -- means one or more of the Series D Notes or the Series E Notes, as the context may require.

         "Series D Closing" -- Section 1.3 of this Agreement.

         "Series D Closing Date" -- Section 1.3 of this
     Agreement.

         "Series D Notes" -- Section 1.1(a) of this Agreement.

         "Series D Scheduled Principal Payment" -- Section
     5.1(a).

         "Series E Notes" -- Section 1.1(b) of this Agreement.

         "Series E Closing" -- Section 1.4(c) of this
     Agreement.

         "Series E Closing Date" -- Section 1.4(a) of this
     Agreement.

         "Series E Interest Rate" -- Section 1.4(b) of this
     Agreement.

         "Series E Noteholder Notice" -- Section 1.4(c) of this Agreement.

         "Series E Purchaser" -- Section 1.4(c) of this
     Agreement.

         "Series E Scheduled Principal Payment" -- Section
     5.1(b).

         "SPV" -- has the meaning assigned to such term in the definition of "Asset Securitization" in this Section 10.1.

         "Stock Disposition Date" -- Section 7.4(b) of this
     Agreement.

         "Subordinated Debt" -- means (a) the Class A Notes and (b) all notes, debentures or other evidences of indebtedness of the Company for borrowed money of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination of such indebtedness to the Notes and all other Senior Debt (but not to any other Debt) of the Company substantially in the following form:

              "Anything in this subordinated note to the contrary notwithstanding, the indebtedness evidenced by this subordinated note shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all indebtedness of the Company for money borrowed, whether outstanding at the date of this subordinated note or incurred after the date of this subordinated note, which is not by its terms subordinate or junior to any other indebtedness of the Company (such indebtedness of the Company, together with (i) all premiums (if any) due on such indebtedness, (ii) all interest accrued on such indebtedness (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not such interest is allowed under applicable law), and (iii) all other amounts payable from time to time to the holders of, or in respect of, such indebtedness (including, without limitation, all costs and expenses relating thereto) to which this subordinated note is subordinate and junior being herein called "Superior Indebtedness"):

                   (a)  in the event of any sale under or in
                   accordance with any judgment or decree rendered in any proceeding by or on behalf of the holder or holders of this subordinated note or in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company, or the proceeds thereof, to creditors of the Company occurring by reason of any liquidation, dissolution or winding up of the Company or in the event of any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its debts or properties, then in any such event the holders of any and all Superior Indebtedness shall be preferred in the payment of their claims over the holder or holders of this subordinated note, and such Superior Indebtedness shall be first paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities (other than securities which are subordinate and junior in right of payment to the payment of all Superior Indebtedness which may at the time be outstanding pursuant to terms substantially identical to the terms of this subordinated note), shall be made upon this subordinated note; and in any such event any dividend or distribution of any kind or character, whether in cash, property or securities (other than in securities which are subordinate and junior in right of payment to the payment of all Superior Indebtedness which may at the time be outstanding pursuant to terms substantially identical to the terms of this subordinated note) which shall be made upon or in respect of the indebtedness evidenced by this subordinated note, or any renewals or extensions hereof, shall be paid over to the holders of such Superior Indebtedness, pro rata, for application in payment thereof unless and until such Superior Indebtedness shall have been paid and satisfied in full;

                   (b)  in the event that pursuant to the
                   provisions hereof this subordinated note is declared or becomes due and payable before its expressed maturity because of an occurrence of an event of default described herein (under circumstances when the foregoing clause (a) shall not be applicable) or otherwise, no amount shall be paid by the Company in respect of the principal, interest or premium on this subordinated note (or any other amounts due in respect thereof), except at the stated maturity hereof (all subject to the foregoing clause (a) above), unless and until all Superior Indebtedness outstanding at the time this subordinated note so becomes due and payable because of any such event shall have been paid in full in cash or payment thereof shall have been provided for in a manner satisfactory to the holders of such outstanding Superior Indebtedness;

                   (c)  without limiting the effect of any of
                   the other provisions hereof, during the
                   continuance of any default with respect to any Superior Indebtedness or any agreement relating thereto, or any default in the payment of any Superior Indebtedness, no payment of principal, sinking fund, interest or premium (or any other amount) shall be made on or with respect to the indebtedness evidenced by this subordinated note or any renewals or extensions hereof; and

                   (d)  during any period of time when,
                   pursuant to the foregoing paragraphs (b) or (c), payment may not be made on the indebtedness evidenced by this subordinated note, then the holder of this subordinated note shall take no action against or with respect to the Company to seek or to enforce collection of the Notes or to exercise any of such holder's rights with respect to this subordinated note, which prohibition shall include, without limitation, a prohibition against any acceleration of this subordinated note, the filing of a collection action, or the initiation of a bankruptcy petition against the Company.

              The Company covenants and agrees, for the benefit of each and every present and future holder of Superior Indebtedness, that in the event that pursuant to the provisions hereof this subordinated note is declared or becomes due and payable because of an occurrence of an event of default described herein or otherwise, then each holder of any Superior Indebtedness then outstanding shall have the right to declare immediately due and payable on demand all or any part of such Superior Indebtedness owing and payable to such holder, regardless of any other maturity or terms of said Superior Indebtedness; and if and when any such default has occurred, or any notice of default under the terms hereof may be served upon the Company, then in each such event the Company shall and hereby agrees that it will immediately notify the holders of the Superior Indebtedness of such default or notice thereof, as the case may be.

              No right of any present or future holder of any Superior Indebtedness of the Company to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any failure to act on the part of the Company, or by any noncompliance by the Company with the terms, provisions and covenants of this subordinated note, regardless of any knowledge thereof that any such holder of Superior Indebtedness may have or be otherwise charged with. The provisions hereof are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand, and the holder or holders of this subordinated note on the other hand, and nothing herein shall impair, as between the Company and the holder of this subordinated note, the obligation of the Company to pay to the holder hereof the principal, premium, if any, and interest hereon in accordance with its terms, nor shall anything herein prevent the holder of this subordinated note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, of holders of Superior Indebtedness as herein provided. Each and every holder of this subordinated note by acceptance hereof shall undertake and agree for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to this subordinated note and to effectuate the full benefit of the subordination contained herein and, upon failure of any such holder of this subordinated note so to do, any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of such holder of this subordinated note to execute, verify, deliver and file any such proofs of claim, consents, assignments or other instruments."

         "Subsidiary" -- means a corporation organized under the laws of the United States or Canada, or a jurisdiction thereof, of which the Company owns, directly or indirectly, more than fifty percent (50%) of the Voting
     Stock.

         "Subsidiary Stock" -- Section 7.4 of this Agreement.

         "Voting Stock" -- means Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of the corporate directors (or persons performing similar functions).

         "Yield-Maintenance Premium" -- means, with respect to any Note in any Series of Notes, a premium equal to the excess, if any, of the Discounted Value of the Called
     Principal of such Note over the sum of

              (i)  such Called Principal plus

              (ii) interest accrued thereon subsequent to the most recent scheduled interest payment date up to and including the Settlement Date with respect to such Called Principal.

     The Yield-Maintenance Premium shall in no event be less than zero (0).

     As used in this definition,

              "Called Principal" -- means, with respect to any
              Note in any Series, the principal of such Note that is to be prepaid pursuant to Section 5.2 of this Agreement or is declared to be immediately due and payable pursuant to Section 9 of this Agreement, as the context requires.

              "Discounted Value" -- means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield with respect to such Called Principal.

              "Reinvestment Yield" -- means, with respect to the Called Principal of any Note, the yield to maturity implied by

                   (a)  the yields reported, as of 10:00 a.m.
                   (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable,

                   (b)  the Treasury Constant Maturity Series
                   yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release # H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

         Such implied yield shall be determined, if necessary, by

                   (i)  converting U.S. Treasury bill
                   quotations to bond-equivalent yields in
                   accordance with accepted financial practice and

                   (ii) interpolating linearly between
                   reported yields.

              "Remaining Average Life" -- means, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth (1/12) year) obtained by dividing

                   (a)  such Called Principal into

                   (b)  the sum of the products obtained by
                   multiplying

                        (i)  each Remaining Scheduled Payment
                        of such Called Principal (but not of
                        interest thereon) by

                        (ii) the number of years (calculated
                        to the nearest one-twelfth (1/12) year)
                        which will elapse between the Settlement
                        Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

              "Remaining Scheduled Payments" -- means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

              "Settlement Date" -- means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section
              5.2 or is declared to be immediately due and payable pursuant to Section 9, as the context requires.

    10.2  Accounting Principles.

    Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for any purpose under this Agreement, it shall be done in accordance with generally accepted accounting principles at the time in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, except where such principles are inconsistent with the requirements of this Agreement.

    10.3  Directly or Indirectly.

    Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

    10.4  Governing Law.

    THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH INTERNAL NEW YORK LAW.

SECTION 11   MISCELLANEOUS

    11.1 Notices.

    All communications under this Agreement or under the Notes shall be in writing and shall be mailed by registered or certified mail, telecopied or sent by overnight courier,

         (a)  if to you, at your address shown on the
    Purchaser Schedule, marked for attention as therein indicated, or at such other address as you may have furnished the Company in writing, or

         (b)  if to the Company, at its address set forth in
    Section 7.3 of this Agreement, or at such other address as it may have furnished in writing to you and all other holders of the Notes at the time outstanding.

Any notice so addressed and mailed by registered or certified mail, telecopied or sent by overnight courier shall be deemed to be given when so mailed, telecopied or sent.

    11.2 Survival.

    All warranties, representations, and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company under this Agreement.

    11.3 Successors and Assigns.

    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of the Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign.

    11.4 Amendment and Waiver.

         (a) Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Required Holders; provided, that no such amendment or waiver of any of the provisions of
    Section 1 through Section 5 of this Agreement, inclusive, shall be effective as to you unless consented to by you in writing; and provided further, that no such amendment or waiver shall, without the written consent of the holders of all the Notes at the time outstanding,

              (i) subject to Section 9.3 of this Agreement, change the amount or time of any payment of principal or Yield-Maintenance Premium or the rate or time of payment of interest,

              (ii)  amend or waive any provision of Section
         9.1(a), Section 9.1(b), Section 9.2 or Section 9.3 of this Agreement,

              (iii) amend the definition of "Required Holders" contained in Section 10.1 hereof, or

              (iv)  amend or waive any provision of this
         Section 11.4.

         (B) Binding Effect. Any amendment or waiver shall apply equally to all holders of Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

    11.5 Reproduction of Documents.

    This Agreement and all documents relating thereto, including without limitation,

         (a) consents, waivers and modifications which may hereafter be executed,

         (b) documents received by either party to this Agreement at the Series D Closing and the Series E Closing
    (except the Notes themselves), and

         (c) financial statements, certificates and other information previously or hereafter furnished to either party to this Agreement,

may be reproduced by either party to this Agreement by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and either party to this Agreement may, at its option, destroy any original document so reproduced. The parties to this Agreement agree and stipulate that any such reproduction shall likewise be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

    11.6 Severability.

    Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties to this Agreement that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

    11.7 Payments, When Received.

         (a) Payments Due on Holidays. If any payment due on, or with respect to, any Note shall fall due on a day other than a Business Day, then such payment shall be made on the first Business Day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following Business Day, and such interest shall accrue and be payable to (but not including) the actual date of payment.

         (b) Payments Received after 1:00 p.m.. Any payment actually received by you before 1:00 p.m. (New York City time), by federal funds wire transfer on any Business Day, shall be deemed to have been received by you on such day. Notwithstanding Section 4.1 of this Agreement, any payment actually received by you on or after 1:00 p.m. (New York City time) by federal funds wire transfer on any Business Day, shall be deemed to have been received on the next following Business Day. All payments received by you on a day other than a Business Day, or in a manner other than by federal funds wire transfer, shall be deemed to have been received by you on the Business Day such amounts actually become available to you prior to 1:00 p.m. (New York City time).

    11.8 Duplicate Originals.

    Two (2) or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.


        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.  NEXT PAGE IS
SIGNATURE PAGE]

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Agreement and returning such counterpart to the Company, whereupon this Agreement will become binding between us in accordance with its terms.

                                  Very truly yours,

                                  NATIONAL CONSUMER
                                  COOPERATIVE BANK



                                  By


                                  Name:
                                  Title:

Accepted:

[PURCHASER]


By

Name:
Title:






(Signature page for the NOTE PURCHASE AGREEMENT of NATIONAL CONSUMER COOPERATIVE BANK in connection with the issuance of its 6.6% Series D Senior Notes due December 31, 2002 and Series E Senior Notes Due
December 31, 2002)

                                 ANNEX 1

                            Purchaser Schedule




Purchaser Name                    FIRST AUSA LIFE INSURANCE COMPANY

Name in Which Note is Registered  FIRST AUSA LIFE INSURANCE COMPANY

Principal Amount, Series and      R-1; Series D
Registration Number of Notes to   $5,000,000
be Purchased

Payment on Account of Note        Federal Funds Wire Transfer
      Method                      Citibank, N.A.
                                  111 Wall Street
      Account Information         New York, NY 10043
                                  ABA # 021000089
                                  DDA # 36112805

                                  Account of:  First AUSA Life Insurance
                                     Company, Inc.
                                  Custody Account No.: 847537

Accompanying Information          Each such wire transfer shall set forth
                                  the name of the Company, the full title
                                  (including the coupon rate, Series and
                                  final maturity date) of such Notes, a
                                  reference to [PPN# 63556* BL 9 with
                                  respect to the Series D Notes], and the
                                  due date and application (as among
                                  principal, premium and interest) of the
                                  payment being made.


Address for Notices Related to    AEGON USA Investment Management, Inc.
                                  Attention:  Michael Meese
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA  52499

Address for All other Notices     AEGON USA Investment Management, Inc.
                                  Attention:  Director of Private
                                  Placements
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA 52499

                                  Telecopier:  319-369-2009

Address for Delivery of Notes     AEGON USA Investment Management, Inc.
                                  Attention:  Marla Kempes
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA  52499

Tax Identification Number         42-6063494

                                 Annex 1-1

                                  ANNEX 1
                              Purchaser Schedule (cont.)

Purchaser Name                    PFL LIFE INSURANCE COMPANY

Name in Which Note is Registered  PFL LIFE INSURANCE COMPANY

Principal Amount,Series and       R-2; Series D
Registration Number of Notes to   $5,000,000
be Purchased

Payment on Account of Note        Federal Funds Wire Transfer
         Method                   Firstar Bank of Iowa
                                  222 Second Street S.E.
   Account Information            Cedar Rapids, IA 52401
                                  ABA # 073000545

                                  Account of:  PFL Life Insurance Company
                                  Account No.: 121-27196-9

Accompanying Information          Each such wire transfer shall set forth
                                  the name of the Company, the full title
                                  (including the coupon rate, Series and
                                  final maturity date) of such Notes, a
                                  reference to [PPN# 63556* BL 9 with
                                  respect to the Series D Notes], and the
                                  due date and application (as among
                                  principal, premium and interest) of the
                                  payment being made.

Address for Notices Related to    AEGON USA Investment Management, Inc.
Payments                          Attention:  Michael Meese
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA  52499

Address for All other Notices     AEGON USA Investment Management, Inc.
                                  Attention:  Director of Private
                                  Placements
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA 52499

                                  Telecopier:  319-369-2009

Address for Delivery of Notes     AEGON USA Investment Management, Inc.
                                  Attention:  Marla Kempes
                                  4333 Edgewood Road N.E.
                                  Cedar Rapids, IA  52499


Tax Identification Number         39-0989781

                               Annex 1-2

Purchaser Name                    THE CANADA LIFE ASSURANCE COMPANY

Name in Which Note is Registered  INCE & CO.

Principal Amount,Series and       R-3: Series D: $2,500,000
Registration Number of Notes to
be Purchased

Payment on Account of Note        Federal Funds Wire Transfer
     Method
     Account Information          Morgan Guaranty Trust Company
                                  ABA # 021 000 238
                                  Account No.: 999-99-024
                                  Attn:  Custody Collection

                                  For: The Canada Life Assurance Company
                                  Custody Account No. 41233

Accompanying Information          Each such wire transfer shall set forth
                                  the name of the Company, the full title
                                  (including the type of security, coupon
                                  rate, Series and final maturity date)
                                  of such Notes, a reference to [PPN#
                                  63556* BL 9 with respect to the Series
                                  D Notes], and the due date and
                                  application (as among principal,
                                  premium and interest) of the payment
                                  being made.

Address for Notices Related to    Morgan Guaranty Trust Company
                                  60 Wall Street
                                  New York, NY  10260-0060
                                  Attention:  Bob Rich or Peter Frank,
                                  36th Floor
                                  Fax No.:  (212) 648-5111

                                  with a copy to:

                                  The Canada Life Assurance Company
                                  330 University Avenue
                                  Toronto, Ontario, Canada  M5G 1R8
                                  Attention:  Securities Accounting, SP-12
                                  Fax No.:  (416) 597-2609

Address for All other Notices     The Canada Life Assurance Company
                                  330 University Avenue
                                  Toronto, Ontario, Canada  M5G 1R8
                                  Attention:  U.S. Private Placements, SP-11
                                  Fax No.:  (416) 597-9678

Address for Delivery of Notes     Morgan Guaranty Trust Company
                                  55 Exchange Place, Level A
                                  New York, NY  10260-0023
                                  Attention:  Marty Petroski

                                  For: The Canada Life Assurance Company
                                       Custody Account No. 41233

Tax Identification Number         38-0397420


                                  ANNEX 2
                        Disclosures of the Company


SUBSIDIARIES AND AFFILIATES (SECTION 2.1)

                                 Annex 2-1

                                 ANNEX 2
                        Disclosure of the Company (cont.)

Name of Subsidiary/Affiliate Jurisdiction of Nature and Extent of Affiliation
                             Incorporation

NCB Mortgage Corporation**    Delaware      The Company is the owner of all
                                            outstanding stock of NCB Mortgage
                                            Corporation

NCB Business Credit           Delaware      Wholly owned subsidiary of the
Corporation**                               Company (1)

NCB Financial Corporation**   Delaware      Wholly owned subsidiary of the
                                            Company

NCB Savings Bank,FSB**     Federal Charter  Wholly owned subsidiary of NCB
                                            Financial Corporation

NCB Development Corporation   District of  The Company was directed by
                            Columbia non-  12.U.S.C.Sec.3051(b) to organize
                            profit         NCBDC, which has no capital
                            corporation    stock.  Six of its nine directors
                                            are directors of the Company.
                                            The Company makes annual
                                            contributions to NCBDC and provides
                                            office space and services for
                                            which the Company is reimbursed
                                            at its cost.

Cooperative Funding            Delaware     Wholly owned subsidiary of NCB
Corporation**                               Business Credit Corporation

NCB Insurance Brokers,         New York     Wholly owned subsidiary of NCB
  Inc. **                                   Mortgage Corporation

NCB Investment Advisers,                    Wholly owned subsidiary of NCB
  Inc.**                                    Business Credit Corporation

NCB I, Inc.**                  Delaware     Special purpose corporation and
                                            wholly owned subsidiary of the
                                            Company

 ** Restricted Subsidiary

(1) This corporation will be consolidated into the Company effective 12/29/95 by a voluntary dissolution pursuant to which the Comapny will assume all of its assets and liabilities.

                                  Annex 2-2

                                  ANNEX 2
                        Disclosures of the Company(cont.)

PAYMENT INSTRUCTIONS (SECTION 1.3)

    Signet Bank
         Richmond

    ABA # 051 006 778

    Account:  NCB Operating Account
    Account #:     652-029-3439


DESCRIPTION OF BUSINESS (SECTION 2.3(c))

    The Company and the Subsidiaries provide a broad array of financial services and products to the Nation's cooperative-related business sector, including but not limited to commercial and real estate lending, mortgage banking, capital markets and advisory services, leasing and lease financing, depository services, asset securitization, derivatives, and insurance brokerage.

INDEBTEDNESS (SECTION 2.15)

    As of December 19, 1995, the Company had outstanding Debt for borrowed money as follows:

Investor                             Amount             Maturity

Lutheran Brotherhood                 $7,000,000         March 31, 2000

AUSA Life Assurance Company, Inc.    $7,000,000         March 31, 2000

International Life Investors
Insurance Company                    $6,100,000         March 31, 2000

PFL Life Insurance Company           $4,400,000         March 31, 2000

The Canada Life Assurance Company    $5,900,000         March 31, 2000

Canada Life Insurance Company of
New York                               $600,000         March 31, 2000

Canada Life Insurance Company of
America                              $1,000,000         March 31, 2000

National Westminster Bank, et al.  $200,000,000           May 30, 1998
                                   ($65,000,000
                                    outstanding)

Signet Bank/Maryland                $11,000,000          Upon demand
                                    ($8,000,000
                                    outstanding)

                                    Annex 2-3

                                    ANNEX 2
                           Disclosures of the Company(cont.)

           Investor                    Amount               Maturity

PNC Bank                               $25,000,000          Upon demand
                                      ($25,000,000
                                       outstanding)

Credit Suisse                          $10,000,000         November 10, 1997
                                       $ 8,000,000         February 8, 1998
                                       $12,000,000         September 15, 1998

Comerica Bank                          $20,000,000         Upon demand
                                     ($0 outstanding)

Equitable Variable Life Insurance      $7,000,000          June 24, 1997
                                       $2,000,000          December 24, 1997

The Equitable Life Assurance
Society of the United States           $3,000,000          December 24, 1997

Mellon Bank, N.A., as Trustee for      $3,000,000          December 24, 1997
First Plaza Group Trust (as
directed by Equitable Capital
Management Corporation)

Principal Mutual Life Insurance
Company                                $10,000,000         December 24, 1997

IDS Certificate Company                 $8,000,000         June 24, 1997

Safeco Life Insurance Company           $4,000,000         June 24, 1997

Phoenix Home Life Mutual
Insurance Company                       $5,000,000         June 24, 1998

Provident Mutual Life Insurance
Company of Philadelphia                 $2,500,000         June 24, 1998

Provident Mutual Life and Annuity
Company of America                      $1,000,000         June 24, 1998

Lutheran Brotherhood                    $4,000,000         June 24, 1998

Mutual Service Life Insurance
Company                                   $500,000         June 24, 1998

Prudential Insurance Company of
America                                $30,000,000       September 29, 2001

FoodService Purchasing
Cooperative, Inc.                       $4,500,000         January 12, 1996

Klukwan, Inc.                           $9,788,362         December 29, 1995


All such indebtedness is unsecured.

                                        Annex 2-4

                                       ANNEX 2
                            Disclosures of the Company (cont.)

RESTRICTIONS ON DEBT (SECTION 2.16)

    The National Westminster Bank indebtedness and all of the other indebtedness, referred to in the above table, each restrict the Company's right to incur Debt, but none of such restrictions are violated by the sale of the Notes.

LIENS (SECTION 7.6)

    Section 10.5 of the National Westminster Bank Loan
Agreement provides for a Lien and right of setoff in favor of the Agent and the banks party thereto with respect to deposits or other sums due to the Company from the Agent or such banks.

    Each of the Company, NCB Mortgage Corporation and NCB Business Credit Corporation sells mortgage loans, ESOP loans and other loans from its portfolio in the ordinary course of business, structured either as an Asset Securitization or a sale of whole loans. The SPV or other purchaser typically provides for an alternative security interest and files a financing statement covering the loans sold to it in order to protect itself against a subsequent determination that such sale was not a sale but rather a loan.

    In order to provide a liquidity facility, NCB Savings Bank, FSB ("NCBSB") is party to a Blanket Agreement for Advances And Security Agreement, dated as of March 23, 1990, with the Federal Home Loan Bank of Cincinnati (the "FHLB") pursuant to which it grants a security interest to the FHLB in its FHLB stock and in its mortgage portfolio as security for advances that the FHLB agrees to make to NCBSB.

                                                             EXHIBIT A1


                       FORM OF SERIES D SENIOR NOTE

                    NATIONAL CONSUMER COOPERATIVE BANK

             6.60% Series D Senior Note Due December 31, 2002


R-__
$______                                                              [Date]
                                                           PPN: 63556* BL 9

    FOR VALUE RECEIVED, the undersigned, NATIONAL CONSUMER COOPERATIVE BANK (herein called the "Company"), a corporation organized under the laws of the United States which does business as the National Cooperative Bank, hereby promises to pay to _______________, or registered assigns, the principal sum of ______ DOLLARS ($______) on December 31, 2002, with interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance hereof at the rate of six and sixty one-hundredths percent (6.60%) per annum from the date hereof, payable semi-annually on the fifteenth (15th) day of each June and December in each year, commencing on the interest payment date next succeeding the date hereof, until the principal hereof shall have become due and payable, and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Yield-Maintenance Premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the higher of
(a) eight and sixty one-hundredths percent (8.60%) per annum or
(b) the rate of interest publicly announced by Morgan Guaranty Trust Company of New York, New York (from time to time in New York City) as its prime rate for preferred borrowers.

    Payments of principal, Yield-Maintenance Premium, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (as herein defined).

    This Note is one of a series of Series D Senior Notes of the Company issued in an aggregate principal amount limited to $12,500,000 pursuant to the Company's separate Note Purchase Agreements (collectively, the "Note Purchase Agreement"), each dated as of December 15, 1995, with each of the Purchasers listed on Annex 1 attached thereto, and is entitled to the benefits thereof. As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in each case as specified in the Note Purchase Agreement.

    This Note is a registered note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or its attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    In case an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Note Purchase
Agreement.

    The Company agrees to pay, and save the holder hereof harmless against, any liability for the payment of any costs and expenses, including reasonable attorneys' fees, arising in connection with the enforcement by the holder of any of its rights under this Note or the Note Purchase Agreement.

    All capitalized terms used but not specifically defined herein shall have the respective meanings assigned to them in the Note Purchase Agreement.

    THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY,
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK.

                                  NATIONAL CONSUMER COOPERATIVE BANK



                                  By
                                  Name:
                                  Title:

                                                       EXHIBIT A2

                       FORM OF SERIES E SENIOR NOTE

                    NATIONAL CONSUMER COOPERATIVE BANK

                Series E Senior Note Due December 31, 2002


R-__
$______                                                              [Date]
                                                           PPN: 63556* BM 7

    FOR VALUE RECEIVED, the undersigned, NATIONAL CONSUMER COOPERATIVE BANK (herein called the "Company"), a corporation organized under the laws of the United States which does business as the National Cooperative Bank, hereby promises to pay to _______________, or registered assigns, the principal sum of ______ DOLLARS ($______) on December 31, 2002, with interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance hereof at the rate of __________________ one-hundredths percent (______%) per annum from the date hereof, payable semi-annually on the fifteenth (15th) day of each June and December in each year, commencing on the interest payment date next succeeding the date hereof, until the principal hereof shall have become due and payable, and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Yield-Maintenance Premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the higher of
(a) ___________________ one-hundredths percent (______%) per annum or (b) the rate of interest publicly announced by Morgan Guaranty Trust Company of New York, New York (from time to time in New York City) as its prime rate for preferred borrowers.

    Payments of principal, Yield-Maintenance Premium, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (as herein defined).

    This Note is one of a series of Series E Senior Notes of the Company issued in an aggregate principal amount limited to $12,500,000 pursuant to the Company's separate Note Purchase Agreements (collectively, the "Note Purchase Agreement"), each dated as of December 15, 1995, with each of the Purchasers listed on Annex 1 attached thereto, and is entitled to the benefits thereof. As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in each case as specified in the Note Purchase Agreement.

    This Note is a registered note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or its attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    In case an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Note Purchase
Agreement.

    The Company agrees to pay, and save the holder hereof harmless against, any liability for the payment of any costs and expenses, including reasonable attorneys' fees, arising in connection with the enforcement by the holder of any of its rights under this Note or the Note Purchase Agreement.

    All capitalized terms used but not specifically defined herein shall have the respective meanings assigned to them in the Note Purchase Agreement.

    THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY,
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK.

                                  NATIONAL CONSUMER COOPERATIVE BANK



                                  By
                                  Name:
                                  Title:

                                                      EXHIBIT B1

                 FORM OF COMPANY COUNSEL'S CLOSING OPINION

                      [Letterhead of Shea & Gardner]


                                  [Closing Date]


To the Persons Listed on
 Annex 1 hereto

    Re:  NATIONAL CONSUMER COOPERATIVE BANK
         6.60% Series D Senior Notes due December 31, 2002
         Series E Senior Notes due December 31, 2002

Ladies and Gentlemen:

    We have acted as counsel for the National Consumer Cooperative Bank (the "Company"), a corporation organized under the laws of the United States of America and which does business as the National Cooperative Bank, in connection with the execution and delivery by the Company of each separate Note Purchase Agreement (collectively, the "Note Purchase Agreement"), each dated as of December 15, 1995, among the Company and the purchasers listed on the Purchaser Schedule thereto (the "Purchasers"), which provides (among other things) for the execution and delivery by the Company to the Purchasers of (i) the Company's 6.60% Series D Senior Notes due December 31, 2002, in the aggregate principal amount of $12,500,000,
(ii) the Company's Series E Senior Notes due December 31, 2002, in the aggregate principal amount of $12,500,000, the interest rate for which will be determined at the time of issuance (all in the principal amounts and with the registration numbers set forth in the Purchaser Schedule, collectively or individually, as the case may be, the "Notes"). All capitalized terms used but not specifically defined in this opinion letter have the respective meanings assigned to them in the Note Purchase Agreement.

    As counsel to the Company, we have examined such certificates of public officials, certificates of officers of the Company, and copies certified to our satisfaction of trust documents and records of the Company and of other papers, and have made such other investigations, as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. In our examination of all such documents, we have

         (i) assumed the genuineness of all signatures (other than signatures of officers of the Company), the conformity to original documents of documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such documents, and

         (ii) relied upon such certificates of public officials and of officers of the Company with respect to the accuracy of material factual matters contained therein which were not independently established.

With respect to the opinion expressed in paragraph 4 hereof, we have also relied upon the representation made by the Purchasers in Section 1.6 of the Note Purchase Agreement and the warranty contained in Section 2.13 of the Note Purchase Agreement.

    Based on the foregoing, it is our opinion that:

    1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the United States of America and has the necessary corporate power and authority to carry on its businesses as now being conducted and to enter into and perform its obligations under the Note Purchase Agreement, the Notes and each other Financing Document.

    2. The Company is duly qualified as a foreign entity and in good standing in each jurisdiction where the nature of the business transacted or Properties owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a materially adverse effect on the operations or financial condition of the Company.

    3. The Note Purchase Agreement, the Notes being delivered to the Purchasers pursuant to the Note Purchase
Agreement, each other Financing Document and the Financing
Agreement:

         (a) have been duly authorized by all requisite corporate action on the part of the Company (no action by any holder of any beneficial interest of the Company being required by law, by the Charter of the Company or the Bylaws of the Company (as each is in effect on the date hereof), or otherwise);

         (b) have been duly executed and delivered by duly authorized officers of the Company; and

         (c) are the valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms.

The Notes are entitled to the benefits of the terms of the Note
Purchase Agreement.

    4. It is not necessary, under the circumstances contemplated by the Note Purchase Agreement, to register the Notes under the Securities Act, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

    5.   None of the transactions contemplated by the Note
Purchase Agreement will result in any violation of Regulation
G, T or X of the Board of Governors of the Federal Reserve
System.

    6. The execution and delivery of the Note Purchase Agreement, the Notes and each other Financing Document, and the fulfillment of and compliance with the respective provisions of the Note Purchase Agreement, the Notes, each other Financing Document and the Financing Agreement, do not and will not conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the Properties or assets of the Company pursuant to, or require, except as has been obtained or performed, any authorization, consent, approval, exemption, or other action by or notice to or filing with any state or Federal court, administrative or governmental body, or other Person pursuant to,

         (a) the Charter, as in effect on the date hereof, or the Bylaws, as in effect on the date hereof, of the Company,

         (b) any applicable law (including any securities or "Blue Sky" law), statute, rule, or regulation or

         (c) insofar as is known to us, any agreement, instrument, order, judgment, or decree to which the Company is a party or otherwise subject as of the date hereof.

    All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that


         (a)  the availability of equitable remedies,
    including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

         (b) the enforceability of certain terms provided in the Note Purchase Agreement, the Notes and each other
    Financing Document may be limited by

              (i)  applicable bankruptcy, reorganization,
         arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and

              (ii) general principles of equity and the discretion of a court in granting equitable remedies
         (whether enforceability is considered in a proceeding at law or in equity).

    This opinion may be relied upon by the Purchasers, Hebb &
Gitlin, special counsel to the Purchasers, and subsequent holders, if any, of the Notes.

                                  Very truly yours,

                              ANNEX 1
                              ADDRESSEES


First AUSA Life Insurance Company
AEGON USA Investment Management, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499

PFL Life Insurance Company
AEGON USA Investment Management, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499

The Canada Life Assurance Company
330 University Avenue
Toronto, Ontario
M5G 1R8
Canada

                                                           EXHIBIT B2


                  FORM OF SPECIAL COUNSEL'S CLOSING OPINION

                       [Letterhead of Hebb & Gitlin]


                                  [Closing Date]

To the Persons Listed on
 Annex 1 hereto

    Re:  NATIONAL CONSUMER COOPERATIVE BANK
         6.60% Series D Senior Notes due December 31, 2002
         Series E Senior Notes due December 31, 2002

Ladies and Gentlemen:

    We refer to each separate Note Purchase Agreement (collectively, the "Note Purchase Agreement"), dated as of December 15, 1995, among the National Consumer Cooperative Bank (the "Company"), a corporation organized under the laws of the United States and which does business as the National Cooperative Bank, and the purchasers listed on the Purchaser Schedule (the "Purchasers"), which provide (among other things) for the execution and delivery by the Company to the Purchasers of (i) the Company's 6.60% Series D Senior Notes due
December 31, 2002, in the aggregate principal amount of $12,500,000 (all in the principal amounts and with the registration numbers set forth in the Purchaser Schedule, collectively or individually, as the case may be, the "Notes"). The Note Purchase Agreement also provides for the future issuance of the Company's Series E Senior Notes due December 31, 2002 in the aggregate principal amount of $12,500,000 .
All capitalized terms used and not defined in this opinion letter have the respective meanings assigned to them in the Note Purchase Agreement.

    In acting as special counsel to the Purchasers in connection with the transactions contemplated by the Note Purchase Agreement, we have made such investigations of law, and have examined the Note Purchase Agreement, such certificates of public officials and of the Company, and such other documents and records as we have deemed necessary and relevant as a basis for our opinion hereinafter set forth, including the Notes in the principal amounts and with the registration numbers set forth in the Purchaser Schedule.

    In rendering our opinion, we have relied on the opinion, of even date herewith, of Shea & Gardner, counsel for the Company, which has been delivered to the Purchasers pursuant to
Section 3.1 of the Note Purchase Agreement, with respect to all questions concerning the due organization, valid existence, power and authority, and good standing of, and the authorization, execution and delivery of documents and instruments by, the Company. Based on such investigation as we have deemed appropriate, said opinion is satisfactory in form and scope to us. While such investigation was not sufficient to enable us independently to render such opinion, nothing has come to our attention that would cause us to question the legal conclusions set forth therein and, in our opinion, you and we are justified in relying thereon.

    We have also relied, to the extent that we deem necessary and proper, on the representations and warranties contained in
Section 1.6 and Section 2.13 of the Note Purchase Agreement.

    Based on the foregoing, it is our opinion that:

    1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the United States of America and has the necessary corporate power and authority to enter into and perform its obligations under the Note Purchase Agreement and the Notes.

    2. The Note Purchase Agreement and the Notes being delivered to the Purchasers pursuant to the Note Purchase
Agreement:

         (a) have been duly authorized by all requisite corporate action on the part of the Company (no action by any holder of any beneficial interest of the Company being required by law, by the Charter of the Company or the Bylaws of the Company (as each is in effect on the date hereof), or otherwise);

         (b) have been duly executed and delivered by duly authorized officers of the Company; and

         (c) are the valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms.

The Notes are entitled to the benefits of the terms of the Note
Purchase Agreement.

    3. Neither the execution and delivery by the Company of the Note Purchase Agreement, nor compliance by the Company with the terms of the Notes and the Note Purchase Agreement, will conflict with, or result in any breach of any of the provisions of, the Charter or the Bylaws of the Company (as each is in effect on the date hereof).

    4. It is not necessary under existing law and the circumstances contemplated by the Note Purchase Agreement, to register the Notes under the Securities Act, or the state securities or "Blue Sky" laws of the State of New York, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939.

    All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that:

         (a)  the availability of equitable remedies,
    including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

         (b) the enforceability of certain terms provided in the Note Purchase Agreement and the Notes may be limited by

              (i)  applicable bankruptcy, reorganization,
         arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and

              (ii) general principles of equity and the discretion of a court in granting equitable remedies
         (whether enforceability is considered in a proceeding at law or in equity).

    Except in reliance on the opinion of Shea & Gardner as noted above, we express no opinion with respect to the laws of any jurisdiction other than the federal laws of the United States of America (as to which, as noted above, we have relied in certain respects on said opinion of Shea & Gardner) and the laws of the State of New York. This opinion may be relied upon by the Purchasers and subsequent holders, from time to time, of the Notes as if it were specifically addressed to such subsequent holders.

                                  Very truly yours,

                                 ANNEX 1
                                ADDRESSEES


First AUSA Life Insurance Company
AEGON USA Investment Management, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499

PFL Life Insurance Company
AEGON USA Investment Management, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499

The Canada Life Assurance Company
330 University Avenue
Toronto, Ontario, Canada M5G 1R8

                               EXHIBIT C

                      FORM OF CERTIFICATE OF OFFICERS
                    NATIONAL CONSUMER COOPERATIVE BANK
                           OFFICERS' CERTIFICATE


    We, ______ and ______ each hereby certify as of this _______th day of __________ ___, 199_, that we are, respectively, the _________ and the __________ of the NATIONAL CONSUMER COOPERATIVE BANK (the "Company"), a corporation organized under the laws of the United States of America, and that, as such, we are authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

    1.   This certificate is being delivered pursuant to
Section 3.4 of each separate Note Purchase Agreement (collectively, the "Note Purchase Agreement"), dated as of December 15, 1995, among the Company and the purchasers listed on the Purchaser Schedule attached thereto. All capitalized terms used, and not defined in this Certificate have the respective meanings assigned to them in the Note Purchase Agreement.

    2.   The warranties and representations contained in
Section 2 of the Note Purchase Agreement are (except as affected by transactions contemplated by the Note Purchase
Agreement) true in all material respects on the date hereof with the same effect as though made on and as of the date hereof.

    3. The Company has not taken any action or permitted any condition to exist which would have been prohibited by Section 7 of the Note Purchase Agreement had such Section been binding and effective at all times during the period from _______ __, 199_ to and including the date hereof.

    4. The Company has performed and complied with all agreements and conditions contained in the Note Purchase
Agreement that are required to be performed or complied with by the Company before or at the date hereof.

    5.   True and correct copies of each of

         (a)  the Bank Loan Agreement, as amended by
              Amendment No. 1 dated December 12, 1994, and
              Amendment No. 2 dated December 11, 1995,

         (b)  the Financing Agreement, and

         (c)  each of the outstanding Class A Notes; and

         (d)  Federal Home Loan Bank of Cincinnati Blanket
         Agreement for Advances and Security Agreement, as referenced in Annex 2 to the Note Purchase Agreement;

in each case, as in effect on the date hereof, are attached to this Certificate as Attachment A, Attachment B, Attachment C, and Attachment D, respectively.

    6. ___________ is on and as of the date hereof, and at all times subsequent to __________ ___, 199_, has been, the duly elected, qualified and acting Secretary of the Company, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to the Purchasers contemporaneously herewith is her genuine signature.

    IN WITNESS WHEREOF, we have executed this Certificate in the name and on behalf of the Company as of the date stated in the first sentence of this Certificate.

                                  NATIONAL CONSUMER COOPERATIVE BANK



                                  By
                                  Name:
                                  Title:



                                  By
                                  Name:
                                  Title:

                              ATTACHMENT A

                   THE BANK LOAN AGREEMENT, AS AMENDED


[To be Provided by the Company.]

                               ATTACHMENT B

                          THE FINANCING AGREEMENT


[To be Provided by the Company.]

                              ATTACHMENT C

                         OUTSTANDING CLASS A NOTES


[To be Provided by the Company.]

                              ATTACHMENT D

          FEDERAL HOME LOAN BANK OF CINCINNATI BLANKET AGREEMENT
                    FOR ADVANCES AND SECURITY AGREEMENT


[To be Provided by the Company.]

                                                              EXHIBIT D

                     FORM OF CERTIFICATE OF SECRETARY

                    NATIONAL CONSUMER COOPERATIVE BANK
                         CERTIFICATE OF SECRETARY


    I, ______, hereby certify as of this ___th day of __________, 199_, that I am the duly elected, qualified and acting Secretary of the NATIONAL CONSUMER COOPERATIVE BANK (the "Company"), a corporation organized under the laws of the United States, and that, as such, I have access to its corporate records and am familiar with the matters herein certified, that I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

    1.   This certificate is being delivered pursuant to
Section 3.4 of each separate Note Purchase Agreement (collectively, the "Note Purchase Agreement"), dated as of December 15, 1995, among the Company and the purchasers listed on the Purchaser Schedule attached thereto. All capitalized terms used and not defined in this Certificate have the respective meanings assigned to them in the Note Purchase Agreement.

    2. Attached hereto as Attachment A is a true and correct copy of Resolution No. 95-18, and the preamble thereto, adopted by the Board of Directors of the Company on ____________ __, 199_, such Resolution and preambles set forth in Attachment A hereto were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

    3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto and said documents as executed are substantially in the form submitted to and approved by the Board of Directors of the Company as aforementioned:

         (a)  the Note Purchase Agreement; and

         (b) the Notes in the respective principal amounts, bearing the registration numbers and payable as set forth in the Purchaser Schedule.

    4. Attached hereto as Attachment B is a true, correct and complete copy of the Bylaws of the Company as in full force and effect on and as of the date hereof, which Bylaws were last amended by the Board of Directors of the Company on, and have been in full force and effect in said form at all times from and after ________ __, 199_ to and including the date hereof, without modification or amendment in any respect.

    5. Each of the following named persons is on and as of the date hereof, and at all times subsequent to _________ __, 199_, has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below opposite his or her name:

                       Officers Executing Documents


Charles  E. Snyder, President         /s/


Richard L. Reed, Treasurer             /s/


Louise M. Grant, Secretary             /s/



    6. The signature appearing opposite the name of each such person set forth above is his or her, as the case may be, genuine signature.

    7. There have been no amendments or supplements to or restatements of the Certificate of Incorporation of the Company since _________ _, 199_.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal as of the date stated in the first sentence of this Certificate.


                        By:

                                       Louise M. Grant
                                       Secretary

                             Attachment A

                    NATIONAL CONSUMER COOPERATIVE BANK
                            BOARD OF DIRECTORS
                           RESOLUTION NO. 95-18

    WHEREAS, the Board of Directors of National Cooperative
Bank ("NCB") previously has authorized senior officers of NCB, on behalf of NCB, to enter into a maximum of $177,000,000 in long-term borrowing facilities ("Facilities"); and

    WHEREAS, this Board has deemed it prudent to extend to Management, acting on behalf of NCB, the flexibility to cause NCB to enter into additional Facilities or to expand existing Facilities so as to meet the funding needs of NCB brought about by current and anticipated lending commitments;

    NOW THEREFORE, BE IT RESOLVED that the President and the Treasurer, or either of them acting alone, is authorized and directed, on behalf of NCB, to execute and deliver such instruments, agreements and other documents and to take such other actions as such officers or officer deem necessary or appropriate to cause NCB to enter into such Facilities up to a long-term borrowing capacity of no more than $250,000,000 and to authorize NCB to borrow under such Facilities; and

    BE IT FURTHER RESOLVED, that the President and Treasurer of NCB, or either of them and any person or persons designated and authorized so to act by them, are hereby each severally authorized to do and perform or cause to be done and performed, in the name and on behalf of NCB, all other acts, to pay or cause to be paid, on behalf of NCB, all related costs and expenses and to execute deliver or cause to be delivered such other notices, requests, demands, directions, consents, approvals, orders, applications, agreements, instruments, certificates, supplements, amendments, further assurance or other communications of any kind, under the corporate seal of NCB or otherwise and in the name of and on behalf of NCB or otherwise as he, she or they may deem necessary, advisable or appropriate to effect the intent of the foregoing Resolutions or to comply with the requirements of the instruments approved and authorized by the foregoing Resolutions; and

    BE IT FURTHER RESOLVED that the Treasurer be required to present to the Finance Committee of this Board, or in the absence of such Committee the full Board itself, at each of the Committee's scheduled meeting, the total amount of all such existing Facilities.

_______________________________________________________________



    I, Louise M. Grant, witness and certify that the Board of Directors of National Consumer Cooperative Bank enacted the foregoing resolution effective July 29, 1995.



______________________________________________
                             Louise M. Grant
                             Secretary

                              ATTACHMENT B
                           BYLAWS OF THE COMPANY





[To be Provided by the Company.]

                                                       EXHIBIT 10.23

                    TERM LOAN AGREEMENT



    THIS TERM LOAN AGREEMENT (this "Agreement") is made and entered into as of the ________ day of December, 1995, by and between NATIONAL CONSUMER COOPERATIVE BANK, a corporation organized under the laws of the United States that does business as the National Cooperative Bank ("Company") and COMERICA BANK, a Michigan banking corporation ("Bank").

    IN CONSIDERATION of the mutual covenants and agreements herein contained, the Company and the Bank hereby agree as follows:

                                 ARTICLE I
                     DEFINITIONS AND ACCOUNTING TERMS

    Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings indicated (such meanings to be, when appropriate, equally applicable to both the singular and plural forms of the terms defined):

    "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

    "Affiliate" means, with respect to a Person, any other
Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Company.

    "Asset Securitization" shall mean, with respect to any Person, a transaction involving the sale or transfer of receivables by such Person to a special purpose corporation or grantor trust (an "SPV") established solely for the purpose of purchasing such receivables from the Company for Cash in an amount equal to the Fair Market Value thereof; provided, however, that the Company may (A) establish and maintain a reserve account containing Cash or Securities as a credit enhancement in respect of any such sale, or (B) purchase or retain a subordinated interest in such receivables being sold.

    "Asset Securitization Recourse Liability" shall mean, with respect to any Person, the maximum amount of such Person's liability (whether matured or contingent) under any agreement, note or other instrument in connection with any one or more Asset Securitizations in which such Person has agreed to repurchase receivables or other assets, to provide direct or indirect credit support (whether through cash payments, the establishment of reserve accounts containing cash or Securities, an agreement to reimburse a provider of a letter of credit for any draws thereunder, the purchase or retention of a subordinated interest in such receivables or other assets, or other similar arrangements), or in which such Person may be otherwise liable for all or a portion of any SPV's obligations under Securities issued in connection with such Asset Securitizations.

    "Authorized Officer" means any of the Chairman of the Board, the President, any Vice President, the Treasurer of the Company, and any other officer duly authorized to execute this Agreement on behalf of the Company.

    "Bank Lending Office" or Lending Office of the Bank means 500 Woodward Avenue, Detroit, Michigan, or such other office or offices situated in the United States of America as the Bank may from time to time designate to the Company by written notice.

    "Benefit Plan" means, at any time, any employee benefit plan (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of the Company or an ERISA Affiliate.

    "Business Day" means any day on which commercial banks are open for business (and not required or authorized by law to close) in Detroit, Michigan.

    "Capitalized Lease" means any obligation for Rentals which is required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

    "Cash" means, as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

    "Class A Notes" means the class A notes issued by the Company to the Secretary of the Treasury on behalf of the United States pursuant to Section 116(a)(3)(A) [12 U.S.C.
Sec. 3026(a)(3)(A)] of the National Consumer Cooperative Bank Act, as amended, 12 U.S.C. Sec. 3001, et seq. (the "Bank Act") on the Final Government Equity Redemption Date (the "Redemption Date") in full and complete redemption of the class A stock of the Company held by the Secretary of the Treasury on such Redemption Date and replacement notes for such Class A notes in a principal amount(s) not greater than those notes being replaced and containing identical terms of subordination as the Class A notes. The terms "class A notes", "Final Government
Equity Redemption Date", and "class A stock" are defined in the Bank Act, which definitions are incorporated by this reference as if fully set forth herein.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Commitment Expiration Date" has the meaning specified in
Section 2.1 of this Agreement.

    "Consolidated Adjusted Net Income" for any fiscal period of the Company, means net earnings or net loss (determined on a consolidated basis) of the Company and the Subsidiaries after income taxes for such period, but excluding from the determination of such earnings the following items (together with the income tax effect, if any, applicable thereto):

    (a)  the proceeds of any life insurance policy;

    (b) any gain or loss arising from the sale of capital assets;

    (c) any gain arising from any reappraisal, revaluation or write-up of assets;

    (d) any gain arising from transactions of a non-recurring or nonoperating and material nature or arising from sales or other dispositions relating to the discontinuance of operations;

    (e) earnings of any Subsidiary accrued prior to the date it became a Subsidiary;

    (f) earnings of any corporation, substantially all the assets of which have been acquired in any manner, realized by such other corporation prior to the date of such acquisition;

    (g) net earnings of any business entity (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

    (h) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Subsidiary;

    (i) the earnings of any Person to which assets of the Company shall have been sold, transferred or disposed of, or into which the Company shall have merged, prior to the date of such transaction;

    (j) any gain arising from the acquisition of any Securities of the Company or any Subsidiary; and

    (k) any amortization of deferred or other credit representing the excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary.

    "Consolidated Adjusted Net Worth" at any time means, with respect to the Company and the Subsidiaries (determined on a consolidated basis):

    (a) the amount of capital stock liability plus (or minus in the case of a deficit) the capital surplus and earned surplus of the Company and the Subsidiaries, less (without duplication) the sum of

    (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and the Subsidiaries:

         (i) all deferred charges and prepaid expenses other than prepaid taxes and prepaid insurance premiums;

         (ii) treasury stock;

         (iii) unamortized debt discount and expense and unamortized stock discount and expense;

         (iv) good will, the excess of the cost of assets acquired over the book value of such assets on the books of the transferor, the excess of the cost of investments in any Person (including any Subsidiary) over the value of such investments on the books of such Person at the time of making such investments, organizational or experimental expense, patents, trademarks, copyrights, trade names and other intangibles;

         (v) all receivables (other than Eurodollar deposits) owing by Persons whose principal place of business or principal assets are located in any jurisdiction other than the United States of America or Canada; and

         (vi) any increment resulting from reappraisal, revaluation or write-up of capital assets subsequent to December 31, 1991, other than any adjustment made pursuant to statement of accounting standards number 115.

If the Company shall have any Restricted Investments outstanding at any time, such Investments shall be excluded from Consolidated Adjusted Net Worth.

    "Consolidated Debt" means at any date of determination thereof, the aggregate amount of all Indebtedness of the Company and its Subsidiaries, plus, without duplication, the aggregate amount of the obligations of the Company and its Subsidiaries set forth below, at such time:

    (a) the principal amount of all recourse and nonrecourse interest bearing obligations of the Company or any Subsidiary including, without limitation, any such obligations bearing an implicit rate of interest, such as Capitalized Leases, and interest bearing obligations secured by any Lien upon Property owned by the Company or any Subsidiary, even though such Person has not assumed or become liable for the payment of such obligations;

    (b) the aggregate amount of all demand and term deposits made by any Person with the Company or any Subsidiary (including, without limitation, certificates of deposit issued by the Company or any Subsidiary);

    (c) the face amount of all letters of credit issued by the Company or any Subsidiary and all bankers' acceptances accepted by the Company or any Subsidiary; and

    (d)  the aggregate amount of any Asset Securitization
         Recourse Liabilities.

    "Consolidated Earnings Available for Fixed Charges" shall mean, for any period, the sum of: (i) Consolidated Adjusted Net Income during such period; plus (ii) to the extent deducted in determining Consolidated Adjusted Net Income, (a) all provisions for any Federal, state or other income taxes made by the Company and its Subsidiaries during such period, and (b) Consolidated Fixed Charges during such period plus (iii) contributions made by the Company to Development Corp.

    "Consolidated Effective Net Worth" at any time means

    (a)  Consolidated Adjusted Net Worth at such time; plus

    (b)  the aggregate outstanding principal amount of Class A
         Notes at such time.

    "Consolidated Fixed Charges" shall mean, with respect to the Company on a consolidated basis for any period, the sum of:
(i) all interest and all amortized discount and expense on all Indebtedness for borrowed money of the Company and its Subsidiaries, plus (ii) all Rentals payable during such period by the Company and its Subsidiaries.

    "Consolidated Net Earnings" means, for any period, the net income or loss of the Company and its Subsidiaries, as applicable (determined on a consolidated basis for such Persons at such time), for such period, as determined in accordance with generally accepted accounting principles in effect at such time.

    "Consolidated Net Worth" means, with respect to the Company, the sum of (i) the common stock account of the Company determined as of any date in accordance with GAAP consistent with the principles applied in the preparation of the Company's consolidated statement of financial condition for the fiscal year ended December 31, 1994; (ii) the Class A Notes; and (iii) the consolidated retained earnings account (whether allocated or unallocated) of the Company and its Subsidiaries determined as of any date in accordance with GAAP consistent with the principles applied in the preparation of the Company's consolidated statement of financial condition for the fiscal year ended December 31, 1994.

    "Consolidated Senior Debt" means all unsecured
Indebtedness of the Company and its Subsidiaries on a consolidated basis (i) for borrowed money (including the Indebtedness hereunder, the Senior Notes, Indebtedness under the NatWest Loan Agreement, and all demand and term deposits made by any Person with the Company or any of its Subsidiaries) which is not expressly subordinate or junior to any other Indebtedness, plus without duplication, (ii) all "guarantees," as defined in Section 6.2(d) hereof, and (iii) Asset Securitization Recourse Liabilities to the extent, but only to the extent, that such obligations have matured and remain unpaid.

    "Consolidated Senior Obligations" at any time means, with respect to the Company and the Subsidiaries (determined on a consolidated basis), the sum of

    (a)  the aggregate unpaid principal amount of Consolidated
         Senior Debt, plus

    (b)  the aggregate amount of all Capitalized Leases, plus

    (c) Restricted Guarantees computed on the basis of total outstanding contingent liability.

    "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Company.

    "Credit Agreement Related Claim" means any claim (whether civil, criminal or administrative and whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with, this Agreement, the Notes, or the relationship established hereunder or thereunder.

    "Default" means an Event of Default or an event or condition the existence or occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

    "Default Rate" means the rate of interest applicable under
Section 3.3 from time to time.

    "Development Corp." means NCB Development Corporation, a
District of Columbia non-profit corporation established pursuant to 12 U.S.C. Sec. 3051(b).

    "Dollars", and the sign "$" mean such coin or currency of the United States of America as at the time shall constitute legal tender for the payment of public and private debts.

    "Effective Date" means December 29, 1995.

    "Eligible Cooperatives" has the meaning assigned to such term in Section 3015 of Title 12 of the United States Code.

    "Eligible Derivatives" means derivative Securities which are sold in the ordinary course of the business of the Company and its Subsidiaries for the purpose of hedging or otherwise managing portfolio risk.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "ERISA Affiliate" means any Person, including a Subsidiary or other Affiliate, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which the Company is a member.

    "Events of Default" means the occurrence of any of the events described in Section 7.1 of this Agreement.

    "Exchange Act" means the Securities and Exchange Act of
1934, as amended, and any successor Federal statute.

    "Fair Market Value" means, at any time with respect to any Property, the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

    "Fixed Charges" means, with respect to the Company, for any period, the sum of: (i) all interest and all amortized discount and expense on all Indebtedness for borrowed money of the Company, plus (ii) all Rentals payable during such period by the Company.

    "Funded Debt" means all Indebtedness for borrowed money that by its terms matures more than twelve months from the date as of which any determination of Funded Debt is made, any and all Indebtedness maturing within twelve months from such date that is renewable at the option of the obligor to a date beyond twelve months from the date of such determination, including any Indebtedness renewable or extendable (whether or not theretofore renewed or extended) under, or payable from the proceeds of other Indebtedness that may be incurred pursuant to the provisions of, any revolving credit agreement or other similar agreement.

    "GAAP" means generally accepted accounting principles.

    "Government Obligations" means any and all direct obligations of the United States of America or obligations in respect of which the payment of the principal of, and interest thereon, is unconditionally guaranteed by the United States of America.

    "Governmental Body" means (i) the United States of
America, any State thereof, any other country or any political subdivision of such other country, or any department, agency, commission, board, bureau or instrumentality of the United States of America, any State thereof, any other country or political subdivision of such other country or any subdivision of any of them, and (ii) any quasi-governmental body, agency or authority (including any central bank) exercising regulatory authority over the Bank pursuant to applicable law in respect of the transactions contemplated by this Agreement.

    "Guarantees" means all obligations of any Person guaranteeing or in effect guaranteeing any indebtedness or obligation or dividend of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement contingent or otherwise, by such Person

    (a) to purchase any indebtedness or obligation or any Property constituting security therefor;

    (b)  to advance or supply funds;

         (i) for the purchase or payment of any Indebtedness or obligation, or

         (ii) to maintain working capital, equity capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of any indebtedness or obligation;

    (c) to purchase Property, Securities or services primarily for the purpose of assuring the owner of any indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation; or

    (d) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof.

Liabilities or endorsements in the ordinary course of business of checks and other negotiable instruments for deposit or collection and obligations of the Company or the Subsidiaries to acquire assets from the Bank in the ordinary course of business shall not be deemed "Guarantees."

    "Indebtedness" means, with respect to any Person, all (i) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities which, in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it;
(iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and banker's acceptances credited for such Person; (v) obligations in the form of demand and term deposit accounts maintained by such Person; and (vi) Asset Securitization Recourse Liabilities to the extent, but only to the extent, that such obligations have matured and remain unpaid.

    "Interest Payment Date" means the same day as a Loan Date on a quarterly basis after the relevant Loan Date and up to the Maturity Date.

    "Investment" in any Person by the Company means: (a) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by the Company for or in connection with the acquisition by the Company of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such Person; and (b) the amount of any advance, loan or extension of credit to, or guaranty or other similar obligation with respect to any Indebtedness of, such Person by the Company and (without duplication) any amount committed to be advanced, loaned, or extended to, or the payment of which is committed to be assured by a guaranty or similar obligation for the benefit of, such Person by the Company.

    "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

    "Loans" means the loans to be made by the Bank to the Company pursuant to this Agreement.

    "Loan Date" means each date, on or before February 28, 1996, when a Loan is advanced pursuant to Section 2.1 hereof.

    "Maturity Date" means January _____, 1999.

    "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

    "NatWest Loan Agreement" means the Loan Agreement dated as of December 15, 1993 among the Company, the Banks listed therein, and National Westminster Bank USA, as Agent, as amended through the Effective Date.

    "NCB Business Credit" means NCB Business Credit
Corporation, a Delaware corporation.

    "NCB Financial Corporation" means NCB Financial
Corporation, a Delaware Corporation.

    "NCB Mortgage" means NCB Mortgage Corporation, a Delaware corporation.

    "NCB Senior Obligations" means, at any date of determination thereof, with respect to the Company, the sum of:

    (a) the aggregate unpaid principal amount of Senior Debt, plus

    (b)  the aggregate amount of all Capitalized Leases, plus

    (c) Restricted Guarantees computed on the basis of total outstanding contingent liability, plus

    (d)  Asset Securitization Recourse Liabilities of the
         Company (meeting the conditions set forth in either clause (i) or clause (ii) below):

         (i) to the extent, but only to the extent, that such obligations arise from the Company's obligation to repurchase receivables or other assets as a result of a default in payment by the obligor thereunder or any other default in performance by such obligor under any agreement related to such receivables; or

         (ii) if the Company shall maintain a reserve account containing Cash or Securities in respect of any such obligations or shall retain or purchase a subordinated interest therein, to the extent, but only to the extent, of the amount of such reserve account or subordinated interest.

    "Notes" means each Promissory Note or the Promissory Notes issued to the Bank by the Company pursuant to this Agreement, substantially in the form (appropriately completed) of Exhibit
A to this Agreement.

    "Notice of Borrowing" means any notice given to the Bank by the Company pursuant to and in accordance with Section 4.1 of this Agreement.

    "Paid-in-Capital" shall have the meaning ascribed to it by GAAP.

    "PBGC" shall mean the Pension Benefit Guaranty
Corporation.

    "Permitted Liens" means (i) pledges or deposits by the Company under workman's compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of the Company), or leases to which the Company is a party, or deposits to secure public or statutory obligations of the Company or deposits of cash or U.S. government Bonds to secure surety, appeal, performance or other similar bonds to which the Company is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against the Company with respect to which the Company at the time shall currently by prosecuting an appeal or proceedings for review; (iii) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested as permitted by Section 6.1(j) hereof; and (iv) Liens incidental to the conduct of the business of the Company or to the ownership of its property which were not incurred in connection with Indebtedness of the Company, all of which Liens do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business of the Company.

    "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof, a court, or any other legal entity, whether acting in an undivided fiduciary or other capacity.

    "Prepayment Amount" means the present value, discounted at the Reinvestment Rates, of the positive amount by which: (a) the interest the Bank would have earned had the amount of principal prepaid been paid according to a Note's amortization schedule at a Note's interest rate exceeds, (b) the interest the Bank would earn by reinvesting the amount of principal prepaid at the Reinvestment Rates.

    "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

    "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

    "Qualified Assets" means, at any date of determination thereof, the sum of the following items (a), (b) and (c) owned by the Company:

    (a) The principal amount of all promissory notes and other interest bearing obligations acquired by the Company in the ordinary course of its business less
         (i) reserves for credit losses applicable thereto, and (ii) unearned income;

    (b)  Cash on hand and in banks; and

    (c) Investments other than "Restricted Investments" (as such term is defined in the Senior Note Agreements as in effect on the date hereof).

    "Regulatory Change" means any applicable law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the date hereof, whether the same is (i) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (ii) enacted, adopted, issued or proposed before or after the date hereof, including any such that imposes, increases or modifies any tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any income or franchise tax imposed upon the Bank by any jurisdiction (or any political subdivision thereof) in which the Bank or any office is located.

    "Reinvestment Rates" means the per annum rates of interest equal to one-half percent (1/2%) above the rates of interest reasonably determined by the Bank to be in effect not more than seven days prior to date of any prepayment of principal in the secondary market for United States Treasury Obligations in amount(s) and with maturity(ies) which correspond (as closely as possible) to the principal installment amount(s) and the prepayment date(s) against which such prepaid principal will be applied.

    "Rentals" means all fixed rentals (including as such all payments that the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

    "Restricted Guarantees" at any time means all Guarantees by the Company of obligations of others that constitute sum certain obligations at the time such Guarantees are incurred.

    "Restricted Investments" at any time means any investment that is not permitted under Section 6.2(i) of this Agreement.

    "Restricted Payment" means any payment by the Company of the type described in 6.2(f) of this Agreement.

    "Security" shall have the meaning ascribed thereto in
Section 2(1) of the Securities Act, as amended; provided, however, that Asset Securitization Recourse Liabilities shall not constitute "Securities" except (i) to the extent that such obligations arise from the Company's obligation to repurchase receivables or other assets as a result of a default in payment by the obligor thereunder or any other default in performance by such obligor under any agreement related to such receivables or (ii) if the Company shall maintain a reserve account containing Cash or Securities in respect of any such obligations or shall retain or purchase a subordinated interest therein to the extent of the amount of such reserve account or subordinated interest.

    "Selected Banks" means the Bank of Delaware, the bank signatories to the NatWest Loan Agreement, and the one hundred largest commercial banks that either are United States national banking associations or are chartered under the laws of a state of the United States and that have ratings by Thompson BankWatch, Inc. no lower than B/C.

    "Senior Debt" means all Indebtedness of the Company for borrowed money (including, without limitation, all Indebtedness under this Agreement, the Senior Note Agreements and the Natwest Loan Agreement) that is not expressly subordinate or junior to any other Indebtedness.

    "Senior Note Agreements" means, collectively, (i) the separate Senior Note Agreements dated as of December 16, 1994 in respect of the Company's (A) 8.84% Series A Senior Notes due March 31, 2000, (B) 8.85% Series B Senior Notes due March 31, 2000, and (C) 7.96% Series C Senior Notes due March 31, 2000,
(ii) the separate Assumption Agreement and Amended and Restated Senior Note Agreement dated as of December 1, 1993 in respect of the Company's (A) Amended and Restated 8.18% Series A Senior Notes due June 24, 1997, (B) Amended and Restated 8.32% Series B Senior Notes due December 24, 1997, and (C) Amended and Restated 8.44% Series C Senior Notes due June 24, 1998, as each may be amended from time to time, (iii) Notes issued in the amount of $30,000,000 due September 28, 2001 pursuant to a Master Shelf Agreement dated as of December 30, 1994, for up to $50,000,000 of Notes between the Company and The Prudential Insurance Company of America, and (iv) the separate Senior Note Agreements dated as of December 15, 1995, with respect to Company's 6.60% Senior Notes due December 31, 2002.

    "Senior Notes" shall mean the Senior Notes issued by the Company under the terms and conditions of the Senior Note
Agreements.

    "SPV" shall have the meaning assigned to such term in the definition of "Asset Securitization" in this Article 1 and NCB
I, Inc., NCB Retail Finance Corporation and any other
Subsidiary of the Company having powers limited to the holding of regular or residual interests arising out of Asset
Securitization.

    "Subsidiary" shall mean any corporation a majority of the capital stock of which at the time outstanding, having ordinary voting power for the election of directors, is owned by the Company directly or indirectly.

    "Termination Event" means, with respect to any Benefit Plan, (i) any Reportable Event with respect to such Benefit Plan, (ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (iii) the institution of proceedings to terminate such Benefit Plan under ERISA
Section 4042 or (iv) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

    "Voting Stock" means Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of the corporate directors (or persons performing similar functions).

    Section 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United
States.

    Section 1.3 Time Period Computations. In the computation of a period of time specified in this Agreement from a specified date to a subsequent date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding"

                                ARTICLE II
                          GENERAL LOAN PROVISIONS

    Section 2.1 The Loans. Subject to the terms and conditions of this Agreement, on the Loan Dates the Bank shall lend to the Company, and the Company shall borrow from the Bank, the aggregate principal amount of TWENTY MILLION UNITED STATES DOLLARS ($20,000,000) (the "Loans") in two separate advances of TEN MILLION DOLLARS ($10,000,000) each.

    Section 2.2 Term of Loans. The entire principal amount of each Loan shall be due and payable on the Maturity Date.

    Section 2.3 Proceeds of Loans. With respect to each Loan, the Bank shall, upon the Company's satisfaction of the conditions specified in Article IV of this Agreement, make the entire principal amount of the Loan available to the Company before 12:00 Noon (Detroit, Michigan time) on its Loan Date in Dollars in immediately available funds at the bank (and for credit to the account of the Company at such bank designated by the Company) specified by the Company in the Notice of Borrowing.

    Section 2.4 The Notes. Each Loan shall be evidenced by a Promissory Note of the Company, which shall be substantially in the form of Exhibit A to this Agreement (appropriately completed), dated the Loan Date for such Loan, payable to the order of the Bank in the principal amount of the relevant Loan. The first and last days of each interest period during the term of each Loan and each payment of interest on each Loan shall be recorded by the Bank on the "Schedule of Interest" attached to the relevant Note and by specific reference made a part thereof. Any prepayment of the principal amount of a Loan shall be recorded by the Bank on the reverse side of the relevant Note and indicated on the "Schedule of Interest".

                                ARTICLE III
                          INTEREST AND REPAYMENT

    Section 3.1 Interest on the Loan. The first Loan shall bear interest at the rate of _________________________ percent (__________%) per annum. The second Loan shall bear interest at the fixed rate of interest quoted by Bank therefore, in its discretion, and accepted by the Company therefore, on or prior to its Loan Date.

    Section 3.2 Additional Interest. If, after the date of this Agreement, any Regulatory Change

         (i) shall subject the Bank to any tax, duty or other charge with respect to its obligation to make or maintain the Loan, or shall change the basis of taxation of payments to the Bank of the principal of or interest on any Loan in respect of any other amounts due under this Agreement in respect of its obligation to make any Loan (except for changes in the rate of tax on the overall net income of the Bank); or

         (ii) shall impose, modify or deem applicable any reserve, special deposit, capital adequacy or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank or shall impose on the Bank any other condition affecting (1) the obligation of the Bank to make or maintain the Loan; or (2) the Note;

and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Loan or to reduce the amount of any sum received or receivable by the Bank under this Agreement or under any Note, by an amount reasonably deemed by the Bank to be material, then, within fifteen days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. A certificate of the Bank setting forth the basis for determining such additional amount or amounts necessary to compensate the Bank shall be conclusive in the absence of manifest error.

    Section 3.3 Interest after Maturity. In the event the Company shall fail to make any payment of the principal amount of, or interest on, any Loan when due (whether by acceleration or otherwise), after giving effect to any applicable grace period provided for in this Agreement, the Company shall pay interest on such unpaid amount, payable from time to time on demand, from the date such amount shall have become due to the date of payment thereof, accruing on a daily basis, at a per annum rate (the "Default Rate") equal to the sum of the interest rate on such Loan in effect immediately before such amount became due, plus two percent (2.0%).

    Section 3.4 Payment and Computations.

    (A) All payments required or permitted to be made to the Bank under this Agreement or any Note shall be made to the Bank in Dollars at the Lending Office of the Bank in immediately available funds.

    (B) Interest on the Loans shall be computed on the basis of a year of 360 days consisting of 12 months of 30 days each and, in the case of a portion of a month, for the actual number of days (including the first day but excluding the last day) elapsed.

    (C) Interest on the Loans shall be payable in arrears on their respective Interest Payment Dates; provided, that in the event that any Interest Payment Date shall be a day which is not a Business Day, the obligation to make such payment shall be deferred to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the Interest Payment Date shall be advanced to the next preceding Business Day.

    (D) Whenever any payment of principal is required or permitted to be made on a day which is not a Business Day, the obligation of the Company to make such payment shall be deferred until the next succeeding Business Day and, in such case, such extension of time shall be included in the computation of interest in respect of such principal amount at the rate in effect at the date such principal amount was otherwise due and payable.

    Section 3.5 Payment at Maturity. Any principal amount of the Notes theretofore not repaid, together with any accrued interest thereon, shall be due and payable in full on the Maturity Date.

    Section 3.6 Optional Prepayments; Certain Early
Repayments.

    (A) Subject to the terms and conditions of this Section 3.6, the Company may, at its sole option, prepay the principal amount of either Loan in whole or in part (in any amount of $1,000,000 or more) at any time and from time to time (each an "Optional Prepayment"). Each Optional Prepayment shall be accompanied by the payment of all accrued and unpaid interest to the date of such Optional Prepayment on the principal amount of such Optional Prepayment.

    (B) In respect of each Optional Prepayment proposed to be made by the Company, the right of the Company to make such Optional Prepayment is subject to the Bank's receipt from the Company, at least three Business Days prior to the date specified therein as the date on which Optional Prepayment is to be made, of a written notice (which shall be irrevocable) specifying (i) the principal amount of such Optional Prepayment and (ii) the date (which shall be a Business Day) on which such Optional Prepayment will be made.

    (C) If the Company prepays all or any part of the outstanding principal balance of a Loan in advance of the Maturity Date (whether due to optional prepayment, acceleration or for any other reason), in addition to the payments on principal and accrued and unpaid interest, the Company shall pay to the Bank, together with such prepayment, the Prepayment Amount.

                                ARTICLE IV
                     CONDITIONS PRECEDENT TO THE LOAN

    Section 4.1 Delivery on or Prior to Loan Date. The obligation of the Bank to make a Loan to the Company hereunder is subject to the condition precedent that the Bank shall have received an irrevocable Notice of Borrowing from the Company on the Business Day prior to the requested Loan Date that specifies the Loan Date (which shall be a Business Day) and that the Bank shall have received from the Company, on or prior to the Loan Date, the following instruments, each dated as of the Loan Date:

    (A)  The relevant Note, duly executed by the Company;

    (B) An opinion of counsel to the Company in form and substance satisfactory to the Bank;

    (C) A certified copy of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the Notes;

    (D)  A certificate of the Secretary, an Assistant
Secretary or an Assistant Treasurer of the Company certifying the names and true signatures of the Authorized Officers;

    (E) A certified copy of the By-Laws of the Company as in effect on the Loan Date;

    (F) A certified copy of each Senior Note Agreement and other agreement evidencing Indebtedness of the Company for borrowed money in effect as of the Loan Date.

    Section 4.2 Further Condition Precedent to the Loan. The obligation of the Bank to make a Loan shall be subject to the further conditions precedent that on the relevant Loan Date the following statements shall be true and correct as of such Loan
Date:

    (A) The representations and warranties of the Company contained in Article V are correct;

    (B) No event has occurred and is continuing, or would result from the Loan after giving effect to the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

    (C) No Default shall have occurred and be continuing at the time the Loan is to be made or would result from the making of the Loan or from the application of the proceeds thereof;
and

    (D) All legal matters incident to the closing of the transactions contemplated by this Agreement and the making of the Loan shall be satisfactory to the Bank and its counsel.

                                 ARTICLE V
                      REPRESENTATIONS AND WARRANTIES

    The Company represents and warrants that:

    Section 5.1 Existence, Power and Authority. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to carry on its business as currently conducted and to own or hold under lease its property; the Company is duly qualified or diligently pursuing to become qualified to do business as a foreign corporation in good standing in each other jurisdiction in which the conduct of its business or the maintenance of its property requires it to be so qualified; the Company has full corporate power and authority to execute and deliver this Agreement and the Note and to carry out the transactions contemplated by this Agreement.

    Section 5.2 Authorization: Enforceable Obligations. This Agreement and the Notes have been duly authorized and have been or will be duly executed and delivered by the Company and constitute, or when executed and delivered pursuant hereto will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms (except as such enforceability may be limited by general principles of the law of equity or by any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally).

    Section 5.3 No Legal Bar. The execution, delivery and performance by the Company of this Agreement and of the Note,
(i) do not and will not violate the certificate of incorporation or charter, by-laws or any preferred stock provision of the Company or (ii) do not and will not violate or conflict with any law, governmental rule or regulation or any judgment, writ, order, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority applicable to the Company or any indenture, mortgage, contract, agreement or other undertaking or instrument to which the Company is a party or by which its property may be bound and (iii) do not and will not result in the creation or imposition of any lien, mortgage, security interest or other encumbrance on any of its property pursuant to the provisions of any such indenture, mortgage, contract, agreement or other undertaking or instrument.

    Section 5.4 Consents. The execution, delivery and performance by the Company of this Agreement and of the Notes, do not and will not require any consent, which has not been obtained, of any other Person (including, without limitation, stockholders of the Company) or any consent, license, permit, authorization or other approval of, any giving of notice to, exemption by, any registration, declaration or filing with, or any taking of any other action in respect of, any court, arbitrator, administrative agency or other governmental authority.

    Section 5.5 Litigation. Except as previously disclosed to the Bank in writing, there is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or, to the knowledge of the Company, threatened (i) which involves any of the transactions contemplated by this Agreement or (ii) against or affecting the Company which could be reasonably expected to materially adversely affect the financial condition, business or operation of the Company.

    Section 5.6 No Default. The Company is not in default under any material order, writ, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority binding upon it or its property, or any material indenture, mortgage, contract, agreement or other undertaking or instrument to which it is a party or by which its property may be bound, and nothing has occurred which would materially adversely affect the ability of the Company, to carry on its business or perform its obligations under any such material order, writ, injunction, award or decree or any such material indenture, mortgage, contract, agreement or other undertaking or instrument.

    Section 5.7 Financial Condition. The consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1994, and the related consolidated statements of income, stockholders' or members' equity and cash flows for the fiscal year ended on such date, reported upon by Deloitte & Touche, and the unaudited consolidated statement of financial condition of the Company and its Consolidated Subsidiaries as at September 30, 1994, and the related consolidated statements of income and stockholders' or members' equity for the three
(3) months ended that date, present fairly the consolidated financial condition of the Company and its Consolidated Subsidiaries as of said date and the consolidated results of their operations for such fiscal year, in conformity with GAAP. No material adverse changes have occurred in the financial condition of the Company or its Consolidated Subsidiaries since September 30, 1994.

    Section 5.8 Use of Proceeds. The Company shall use the proceeds of the Loan for its general corporate purposes. None of the proceeds of the Loan shall be used to purchase or carry, or reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purchasing or carrying of any margin stock. If requested by the Bank, the Company shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to the Bank.

    Section 5.9 Company Not an Investment Company. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment
Company Act of 1940, as amended.

    Section 5.10 Environmental Matters. The Company and its Consolidated Subsidiaries conduct their respective operations in compliance with all applicable laws and regulations concerning the discharge of substances into the environment and other environmental control matters, except to the extent that non-compliance would not have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company or its Consolidated Subsidiaries taken as a whole. Neither the Company nor any of its Consolidated Subsidiaries has any liability, contingent or otherwise, under any law, ordinance or regulation relating to the storage, transport, disposal or release of "oil", "petroleum products", "hazardous substance", "hazardous waste", "hazardous material", "hazardous chemical substance", "refuse" or any other term of similar import (as such terms are defined in any such law, ordinance or regulation), except to the extent that any such liability would not have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company or its Consolidated Subsidiaries taken as a whole.

                                ARTICLE VI
                                 COVENANTS

    Section 6.1 Affirmative Covenants. The Company covenants and agrees that, so long as this Agreement shall remain in effect or any of the principal of or interest on either Note hereunder shall remain unpaid:

    (a)  The Company will deliver to the Bank, within ninety
         (90) days after the end of each fiscal year, the consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income, stockholders' or members' equity and cash flows for such fiscal year, accompanied by a certificate of independent public accountants of recognized standing satisfactory to the Bank, which certificate will contain no material exceptions or qualifications except such as are acceptable to the Bank;

    (b)  The Company will deliver to the Bank, within sixty
         (60) days after the end of each of the first three quarters of each fiscal year, the consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter, and the related consolidated statements of income and stockholders' equity for such quarter, certified (subject to year-end audited-adjustments) by an authorized accounting or financial officer of the Company;

    (c)  The Company shall deliver to the Bank within thirty
         (30) days after it files them with the Securities and Exchange Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may by rules and regulations prescribe) which the Company is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934;

    (d) The Company will deliver to the Bank, from time to time, such additional information regarding its financial condition, business or affairs as the Bank may reasonably request;

    (e) The Company will deliver to the Bank, simultaneously with the delivery of each set of financial statements referred to in (a) above, a certificate of the President, any Vice President, or the Treasurer of the Company (i) stating that in the course of the performance of his duties he would normally obtain knowledge of any condition or event which constitutes an Event of Default, or any event, act or condition which with notice or lapse of time or both would constitute an Event of Default, (ii) stating whether or not he has obtained knowledge of any such condition, act or event and, if so, specifying each such condition, act or event of which he has knowledge and the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto; and (iii) setting forth the calculations necessary to establish the Company's compliance with Section 6.1(m) hereof;

    (f) The Company will preserve and maintain its corporate existence and each of the material rights, privileges, licenses and franchises, which are necessary or desirable in the normal conduct of its business. The Company will comply with all applicable laws, rules, regulations, and orders of any governmental or regulatory body or authority, a breach of which could have a material adverse effect on the financial condition or business (taken as a whole) of the Company, except where contested in good faith and by proper proceedings;

    (g) Promptly after becoming aware thereof the Company will deliver to the Bank notice of any Event of Default and any event which, with the passage of time or the giving of notice or both, would become an Event of Default;

    (h) The Company will keep proper books of record and account in a manner reasonably satisfactory to the Bank in which, true, complete and correct entries shall be made of all dealings or transactions in relation to its business and activities;

    (i) The Company will permit the Bank to make or cause to be made (and, after the occurrence of and during the continuance of an Event of Default, at the Company's expense), inspections and audits of any books, records and papers of the Company and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Company, on reasonable notice, at all such reasonable times and as often as the Bank may reasonably require, in order to assure that the Company is and will be in compliance with its obligations under this Agreement;

    (j) The Company will pay and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties, when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that proper and adequate book reserves relating thereto are established by the Company, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien or encumbrance against any of its properties;

    (k) The Company will promptly notify the Bank in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business,involving amounts in excess of Two Hundred Fifty Thousand Dollars ($250,000), affecting the Company whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workmen's compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles);

    (l)  The Company will:

         (i) Maintain with responsible insurance companies rated "A" or better by A.M. Best Co. such insurance on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses (including, without limitation, public liability, embezzlement or other criminal misappropriation insurance); file with the Bank upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and, within 10 days after notice in writing from the Bank, obtain such additional insurance as the Bank may reasonably request; and

         (ii) Carry all insurance available through the PBGC or any private insurance companies covering its obligations (if any) to the PBGC;

    (m)  The Company will maintain:

         (i) At all times, Consolidated Effective Net Worth in an amount not less than the sum of (i) Two Hundred Sixty-Five Million Dollars ($265,000,000) plus (ii) the sum, for all fiscal quarters of the Company ended subsequent to January 1, 1993, of the greater of (A) Zero Dollars ($0) and (B) fifty percent (50%) of Consolidated Net Earnings for each such fiscal quarter.

         (ii) At all times, Consolidated Adjusted Net Worth in an amount not less than the sum of (i) One Hundred Million Dollars ($100,000,000) plus (ii) the sum, for all fiscal quarters of the Company ended subsequent to January 1, 1993, of the greater of (A) Zero Dollars ($0) and (B) fifty percent (50%) of Consolidated Net Earnings for each such fiscal quarter.

         (iii) With respect to the Company at all times, Investments of the types described in
                   Section 6.2(i)(i) through (xii) in an
                   aggregate amount not less than Twenty-Five
                   Million ($25,000,000) Dollars.

         (iv) With respect to the Company for each period of four (4) consecutive fiscal quarters of the Company, Consolidated Earnings Available for Fixed Charges not less than one hundred ten percent (110%) of Consolidated Fixed Charges for such period.

         (v) With respect to the Company, Paid-in-Capital in each of the following Subsidiaries in an amount not greater than the following amounts:

                                              Amount of
              Subsidiary                    Paid-In-Capital

              NCB Financial Corporation     $15,000,000
              NCB Mortgage                  $15,000,000
              NCB Business Credit           $15,000,000

         (vi) With respect to the Company at all times, Investments in Subsidiaries (other than as set forth in subsection 6.1(m)(v) above and excluding SPV's and secured loans to NCB Business Credit and NCB Mortgage) in an aggregate amount with respect to all such Subsidiaries of not greater than $15,000,000.

              Upon the consummation of the dissolution of NCB Business Credit and the assumption by the Borrower of the assets and liabilities of NCB Business Credit ("Dissolution"), subsection 6.1(m)(vi) shall be deemed amended by deleting the reference to the amount "$15,000,000" appearing therein and substituting therefor the amount "$30,000,000" and all references to NCB Business Credit appearing in subsections 6.1(m)(v) and 6.1(m)(vi) shall be deemed deleted.

         (vii) At all times, a ratio of Consolidated Debt to Consolidated Adjusted Net Worth in an amount not greater than 8.0 to 1.0.

              For purposes of calculating the ratio set forth in subsection 6.1(m)(vii) above and in subsection 6.1(m)(viii) below only, "Consolidated Adjusted Net Worth" shall be reduced by the amount by which the sum of 75% of
              (i) 90 day overdue accounts, (ii) non-performing loans, (iii) REO, in substance foreclosure and other miscellaneous repossession and, (iv) modified loans, exceed the reserves for credit losses established by the Company and its Subsidiaries.

         (viii)    At all times, a ratio of Consolidated
                   Senior Debt of the Company to Consolidated
                   Adjusted Net Worth in an amount not greater than 6.5 to 1.0.

         (ix) Qualified Assets of not less than one hundred
              (100%) percent of the sum (at any date of determination thereof) of:

              (i)  NCB Senior Obligations, plus

              (ii) the aggregate unpaid principal amount of
                   Subordinated Debt (as defined in the Senior
                   Note Agreements as in effect on the date hereof), less

              (iii)     the aggregate unpaid principal amount
                        of Class A Notes.

    (n) The Company will comply and remain at all times in compliance with all material provisions of the Senior Note Agreements and all other agreements evidencing Indebtedness of the Company for borrowed money and will deliver to the Bank a certified copy of each Senior Note Agreement and other such agreement entered into after the Loan Date.

    Section 6.2 Negative Covenants. The Company covenants and agrees that, so long as this Agreement shall remain in effect or any of the principal of or interest on any Note hereunder shall remain unpaid, the Company, will not:

    (a) Merge or consolidate with any Persons (whether or not the Borrower is the surviving entity), except (i) for the Dissolution, and (ii) a Subsidiary may consolidate with, or merge into, the Borrower or another Subsidiary, or, except as permitted by subsection 6.1(m)(v), acquire all or substantially all of the assets or any of the capital stock of any Person.

    (b) Sell or transfer any of its property to anyone (other than to an entity at least fifty percent (50%) of the capital stock of which at the time outstanding, having ordinary voting power for the election of directors, is owned by the Company directly or indirectly through Subsidiaries) with the intention of taking back a lease of such property, except a lease for a temporary period during or at the end of which it is intended that the use by the Company of such property will be discontinued;

    (c) Create, or assume or permit to exist, any Lien on any of the properties or assets of the Company whether now owned or hereafter acquired, except:

         (i)  Permitted Liens;

         (ii) As set forth on Exhibit B annexed hereto;

         (iii) To secure obligations in connection with Eligible Derivatives;

    (d) Assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness. Asset Securitization Recourse Liabilities shall not constitute "guarantees" hereunder;

    (e) Acquire all or substantially all of the assets or any of the capital stock of any Person except as permitted under Section 6.1(m)(vi);

    (f) (i) Except for redemptions by the Company of its Class B1 Common Stock from the holders thereof who no longer have loans from the Company outstanding, purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of the Company now or hereafter outstanding or set apart any sum for any such purpose; or

         (ii) Declare or pay any dividends or make any distribution of any kind on the Company's outstanding stock, or set aside any sum for any such purpose, except that the Company may declare or pay any dividend payable solely in shares of its common stock;

    (g) Make any material change in its business, or in the nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration, or dispose of any shares of stock or any Indebtedness, whether now owned or hereafter acquired;

    (h) Make any voluntary or optional prepayment of any Indebtedness of the Company or any of its Subsidiaries for borrowed money incurred or permitted to exist under the terms of this Agreement, other than:

         (i)  Indebtedness evidenced by the Notes;

         (ii) Indebtedness of NCB Business Credit and NCB
              Mortgage to the Company; and

         (iii) any Indebtedness which has a maturity of not more than one year from the date of its occurrence;

    (i) Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of the Company or any of its Subsidiaries, except investments in:

         (i) Demand deposits in and one-to-four day unsecured loans to Selected Banks;

         (ii) Marketable obligations of the United States;

         (iii) Marketable obligations guaranteed by or insured by the United States, or those for which the full faith and credit of the United States is pledged for the repayment of principal and interest thereon;

         (iv) Marketable obligations issued, guaranteed, or fully insured by any agency, instrumentality, or corporation of the United States established or to be established by the Congress, for which the credit of such agency, instrumentality, or corporation is pledged for the repayment of the principal and interest thereof;

         (v) Marketable general obligations of a state, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, unconditionally secured by the full faith and credit of such state, territory, possession, political subdivision or district provided that such state, territory, possession, political subdivision or district has general taxing authority and the power to levy such taxes as may be required for the payment of principal and interest thereof;

         (vi) Domestic and London interbank market, negotiable time and variable rate certificates of deposit issued by Selected Banks;

         (vii)Marketable bankers' acceptances and finance bills accepted by Selected Banks;

         (viii) Prime commercial paper having a credit rating equal to at least A-2 issued by Standard & Poor's Corporation ("S&P"), P-2 issued by Moody's Investors Service, Inc.
                ("Moody's") or Duff-2 issued by Duff &
                Phelps Inc.;

         (ix) Marketable corporate debt securities having an A credit rating issued by both S&P and Moody's;

         (x) Repurchase, reverse repurchase agreements and security lending agreements collateralized by securities of the type described in subsections
              (ii) and (iv);

         (xi) Asset-backed securities issued against a pool of receivables which have a long-term rating of AAA or better by Standard & Poors, Moodys or Duff & Phelps and which have an average life or final maturity, as determined by the dealer's prepayment assumptions at the time of purchase, of no more than five years;

         (xii)Mortgaged-backed securities issued against an underlying pool of mortgages which have a long-term rating of AAA or better by Standard & Poors, Moodys or Duff & Phelps;
              provided such mortgage-backed securities shall have an average life, as determined by the dealer's prepayment assumptions at the time of purchase, of no more than five years;

         (xiii)Subsidiaries, subject to the limitations stated in subsection 6.1(m)(vi) hereof;

         (xiv) Promissory notes and other interest bearing obligations acquired in the ordinary course of business and the issuance of letters of credit in the ordinary course of business;

    (j)  Change its fiscal year;

    (k)  (i)  Be or become obligated to the Pension Benefit
              Guaranty Corporation, other than in respect of annual premium payments, in excess of $50,000 in the aggregate;

         (ii) Be or become obligated to the IRS with respect to excise or other penalty taxes provided for in
              Section 4975 of the Code in excess of $50,000 in the aggregate;

    (l) Modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate its charter or by-laws;

    (m) Except as expressly permitted by this Agreement, directly or indirectly: (i) make any investment in an Affiliate; or (ii) consolidate with or purchase or acquire assets from an Affiliate; or enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that (x) any Affiliate who is an individual may serve as an employee or director of the Company and receive reasonable compensation for his services in such capacity, (y) the Company may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company as the monetary or business consideration that would obtain in a comparable arm's-length transaction with a Person not an Affiliate, and (z) subject to compliance with
         Section 6.1(m) and the other provisions of this Agreement, the Company may make annual charitable contributions in reasonable amounts as may be determined from time to time by the Board of Directors of the Company to NCB Development Corporation, a not-for-profit corporation organized under the laws of the District of Columbia;

    (n) Subject to subsections 6.1(m)(vi), (vii) and (viii), create, incur, permit to exist or have outstanding any Indebtedness, except:

         (i) Indebtedness under the NatWest Loan Agreement, and the Note;

         (ii) Taxes, assessments and governmental charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof (e.g., deferred compensation and deferred taxes) and in each case incurred and continuing in the ordinary course of business;

         (iii) Indebtedness under, and as permitted by, the Senior Note Agreements;

         (iv) Indebtedness under the Class A Notes; and

         (v)  Indebtedness of NCB Business Credit and NCB
              Mortgage to the Company.

                                ARTICLE VII
                             EVENTS OF DEFAULT

    Section 7.1. Events of Default. If one or more of the following Events of Default shall occur and be continuing:

    (a) (i) the Company shall fail to make any payment of principal on either Note when due; or

         (ii) the Company shall fail to make any payment of interest on either Note when due and such failure shall continue for a period of three (3)
              Business Days; or

    (b) the Company shall default in any payment of principal of or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto or in the performance of any other agreement, term or condition contained in any instrument or agreement evidencing, securing, guaranteeing or otherwise relating to any such obligation and shall not have cured such default within any period of grace provided by such agreement, or any event or condition referred to in any such agreement shall occur or fail to occur, if the effect of such default, event or condition is to cause, or permit the holder or holders of such obligations (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity and such accelerated obligation is for an amount in excess of one percent (1%) of the Indebtedness of the Company and its Consolidated Subsidiaries; or

    (c) any representation or warranty herein made by the Company, or any certificate or financial statement furnished pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

    (d) the Company shall default in the performance or observance of any covenant, condition or agreement contained in Section 6.1(g), 6.1(n) or 6.2; or

    (e) the Company shall default in the performance or observance of any other covenant, condition or provision hereof and such default shall not be remedied within thirty (30) days after written notice thereof is delivered to the Company by the holder of any Note; or

    (f) a proceeding (other than a proceeding commenced by the Company) shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its total assets, or for the winding-up or liquidation of its affairs and such proceedings shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

    (g) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its total assets, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

    (h) a judgment or order shall be entered against the Company by any court, and (i) in the case of a judgment or order for the payment of money, either
         (A) such judgment or order shall continue undischarged and unstayed for a period of 10 days in which the aggregate amount of all such judgments and orders exceeds $500,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, in the reasonable judgment of the Bank, together with all other such judgments or orders, have a materially adverse effect on the Company; or

    (i) (i) any Termination Event shall occur with respect to any Benefit Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any Benefit Plan, (iv) the Company or any ERISA Affiliate shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to a Multiemployer Benefit Plan as a result of the Company's or any ERISA Affiliate's complete or partial withdrawal (as described in ERISA Section 4203 or 4208) from such Multiemployer Benefit Plan,
         (v) the Company or any ERISA Affiliate shall fail to pay when due an amount that is payable by it to the PBGC or to a Benefit Plan under Title IV of ERISA, or
         (vi) a proceeding shall be instituted by a fiduciary of any Benefit Plan against the Company or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, except that no event or condition referred to in clauses (i) through (vi) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not had, and in the reasonable determination of the Bank will not have, a materially adverse effect on the Company;

then, and in any such event, the Bank upon notice to the Company may (a) declare the entire outstanding principal amount, if any, of the Notes (if then issued), any and all accrued and unpaid interest thereon and any and all other amounts payable by the Company to the Bank under this Agreement or the Notes to be forthwith due and payable, whereupon the entire outstanding principal amount, if any, of the Notes, together with any and all accrued and unpaid interest thereon and any and all other such amounts, shall become and be forthwith due and payable, and (b) terminate the obligation of the Bank to make Loans, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that in the event of the entry of an order for relief with respect to the Company under the Federal Bankruptcy Code, (a) any principal amount of the Notes then outstanding, together with any and all accrued and unpaid interest thereon and any and all such other amounts, shall thereupon automatically become and be due and payable, and (b) the Bank's obligation to make Loans shall thereupon automatically terminate, in each case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company.

                               ARTICLE VIII
                               MISCELLANEOUS

    Section 8.1 Amendments and Waivers; Cumulative Remedies.
No delay or failure of the Bank or the holder of any Note in exercising any right, power or privilege hereunder shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Bank, of any other holder of any Note hereunder and of the Company are cumulative and not exclusive of any rights or remedies which any of them would otherwise have. Any waiver, permit, consent or approval of any kind or character (whether involving a breach, default, provision, condition or term hereof or otherwise) on the part of the Bank, of the holder of any Note, or of the Company under this Agreement or under any Note must be in writing and shall be effective only in the specific instance and for the purpose for which given and only to the extent set forth specifically in such writing. No notice or demand given hereunder shall entitle the recipient thereof to any other or further notice or demand in similar or other circumstances.

    Section 8.2 Survival of Representation and Warranties. All representations, warranties, covenants and agreements of the Company contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement, the making of Loans hereunder and the issuance of the Notes, provided that the survival of a representation or warranty shall not constitute a restatement of such representation or warranty after the Effective Date.

    Section 8.3 Supervening Illegality. If, after any Loan Date, as the result of (i) the adoption of any law, rule or regulation by the United States of America or other Governmental Body, (ii) any change in the existing laws, rules and regulations of the United States of America or other Governmental Body, (iii) the issuance of any order or decree by any Governmental Body, (iv) any change in the interpretation or administration of any applicable law, rule, regulation, order or decree by any Governmental Body (including any central bank or similar agency) charged with the interpretation or administration thereof, or (v) compliance by the Bank with any request or directive (whether or not having the force of law) of any Governmental Body, it shall be unlawful or impossible for the Bank to maintain the Loans, or either of them (after the Bank shall have used reasonable efforts to avoid such result), the Bank shall so notify the Company and the Bank may require the Company to prepay the entire principal amount of, and all accrued and unpaid interest on, such Loan or Loans, together with any amount payable pursuant to Section 3.6(C), by giving the Company at least thirty (30) business days' prior written notice. If after the Effective Date and prior to a Loan Date it shall become unlawful or impossible for the Bank to make a Loan, the obligation to make such Loan shall terminate forthwith.

    Section 8.4 No Reduction in Payments. All payments due to the Bank hereunder, and all other terms, conditions, covenants and agreements to be observed and performed by the Company hereunder, shall be made, observed or performed by the Company without any reduction or deduction whatsoever, including any,reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or tax. The Bank has submitted to the Company two duly completed and signed copies of Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Bank pursuant to this Agreement. The Bank shall, from time to time, submit to the Company such additional duly completed and signed copies of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested in writing by the Company and (ii) appropriate under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by the Bank pursuant to this Agreement.

    Section 8.5 Change of Control Option. (A) In the event that there shall occur any Change of Control (as defined below) in respect of the Company, the Bank shall have the right, at its option exercisable at any time within six months following the Change Date (as defined below), to require the Company to purchase the Notes on the Purchase Date (as defined below) at a purchase price that shall be equal to the sum of (i) the principal amount of the Notes then outstanding, plus (ii) any and all accrued and unpaid interest on the Notes to the Purchase Date plus (iii) the amount that would be payable by the Company under Section 3.6(C) in the case of a prepayment in full of the Notes (the "Purchase Price").

    (B) The Company shall give the Bank written notice of the occurrence of a Change of Control within five Business Days following the Change Date. No failure of the Company to give notice of a Change of Control shall limit the right of the Bank to require the Company to purchase the Note pursuant to this
Section 8.5.

    (C) The Bank may exercise its option hereunder to require the Company to purchase the Notes by delivering to the Company at any time within six months after the Change Date (i) written notice of such exercise specifying the Purchase Date and (ii) the Notes duly endorsed. The Bank's commitment shall automatically terminate immediately upon the Company's receipt of the Bank's written notice of such exercise of its option under and in accordance with this Section 8.5.

    (D) In the event of the exercise by the Bank of its option under this Section 8.5 in the manner provided herein, the Company shall pay or cause to be paid to the Bank on the Purchase Date the Purchase Price (determined in accordance with
Subsection 8.5(A)) in immediately available funds.

    (E)  As used in this Section 8.5, the term:

         (1) "Change Date" means the date on which any Change of Control shall be deemed to have occurred; provided, that, if the Company shall fail to give timely notice of the occurrence of a Change of Control to the Bank as provided in Subsection 8.5(B) of this Section 8.5, for the purpose of determining the duration of the option of the Bank granted under this Section 8.5, "Change Date" shall mean the earlier of (i) the date on which notice of a Change of Control is duly given by the Company to the Bank or (ii) the date on which the Bank obtains actual knowledge of the Change of Control.

         (2) "Change of Control" means when, and shall be deemed to have occurred at such time as, a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the then outstanding Voting Stock of the Company; provided, that fifty percent shall become seventy percent (70%) with respect to any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained by the Company or any Subsidiary of the Company or any trust or funding vehicle maintained for or pursuant to such "employee benefit plan".

         (3) "Purchase Date" means the date on which the Company shall purchase the Note from the Bank pursuant to the exercise by the Bank of its option under this Section 8.5 pursuant to a notice given to the Company in accordance with Subsection 8.5(C) of this Section 8.5, which date shall be a business day not less than 90 nor more than 120 days after the date the Bank gives the Company written notice of such exercise.

         (4) "Voting Stock" shall mean capital stock of the Company of any class or classes (however designated) the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the Board of Directors of the Company, it being understood that, at the Effective Date, the Common Stock, Classes B and C $100 par value, of the Company are the only outstanding classes of capital stock of the Company that constitute "Voting Stock".

    Section 8.6 Stamp Taxes. The Company agrees to pay, and to save the Bank harmless from all liability for, any stamp, transfer, documentary or similar taxes, assessments or charges (herein "Stamp Taxes"), and any penalties or interest with respect thereto, which may be assessed, levied, collected or imposed, or otherwise become payable, in connection with the execution and delivery of this Agreement or the Note.

    Section 8.7 Notices. Any notice, statement, request or demand required or permitted hereunder to be in writing may be given by telex, cable or electronic communication means. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be deemed to have been given or made in the case of telephonic notice (to the extent expressly permitted hereunder) when made, or in the case of any other type of notice, when actually received, if to the Company, to it at

         National Consumer Cooperative Bank
         1401 Eye Street, N.W. - Suite 700
         Washington, D.C. 20005

         Attention: Richard L. Reed
         Telecopy: (202) 336-7803

         and:

         Shea & Gardner
         1800 Massachusetts Avenue, N.W.
         Washington, D.C. 20036

         Attention: Martin J. Flynn, Esq.
         Telecopy: 202-828-2195

         and if to the Bank, to it at:

         Comerica Bank
         One Detroit Center
         500 Woodward Avenue
         Detroit, Michigan 48226

         Attention: Tammy Gurne
         Telecopy: (313) 222-3330

or such other address for notice as either party may designate for itself in a notice to the other party, except in cases where it is expressly provided herein that such notice, statement, request or demand shall not be effective until received by the party to whom it is addressed.

    Section 8.8 Governing Law. This Agreement and the Notes shall be deemed to be contracts under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of said state.

    Section 8.9 Successors and Assigns.

    (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder without the prior written consent of the Bank.

    (b) The Bank may make, carry or transfer any Loan at, to or for the account of, any of its branch offices or the offices of any of its Affiliates.

    (c) The Bank may assign its rights and delegate its obligations under this Agreement; provided that any such assignment or delegation (other than the pledge of the Note to the Federal Reserve Bank) may be made only with the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. The Bank may sell participations in all or any part of the Loans made by it or its commitment or any other interest herein or in the Notes to another bank or other entity. In the case of an assignment, upon notice thereof by the Bank to the Company, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were the Bank hereunder and the holder of the Notes, and, if the assignee has expressly assumed, for the benefit of the Company, the Bank's obligations hereunder, the Bank shall be relieved of its obligations hereunder to the extent of such assignment and assumption. In the case of a participation, the participant shall not have any rights under this Agreement or the Notes or any other document delivered in connection herewith (the participant's rights against the Bank in respect of such participation to be those set forth in the agreement executed by the Bank in favor of the participant relating thereto) and all amounts payable by the Company shall be determined as if the Bank had not sold such participation.

    Section 8.10 Maximum Rate of Interest Permitted by Law. Nothing in this Agreement shall require the Company to pay interest for the account of the Bank at a rate exceeding the maximum rate permitted by applicable law to be charged or received by the Bank, it being understood that neither this Section nor Section 8.8 is intended to make the criminal laws of any jurisdiction applicable in circumstances in which they would not otherwise apply. If the rate of interest specified herein or in the Notes would otherwise exceed the maximum rate so permitted to be charged or received with respect to any Note, the rate of interest required to be paid for the account of the Bank shall be automatically reduced to such maximum rate.

    Section 8.11 Expenses; Indemnification.

    (a) The Company shall save the Bank harmless against all reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Bank and shall indemnify the Bank, its Affiliates, officers, employees and agents ("Indemnified Persons") against the costs of preparing this Agreement and the Notes, all costs, expenses, losses and damages arising in connection with this Agreement or the Notes, including with respect to any Credit Agreement Related Claim. The obligation of the Company under this paragraph shall survive the payment of the Notes.

    (b)  All amounts payable by the Company under Section
         8.11(a) shall be immediately due upon written request by the Bank for the payment thereof.

    Section 8.12 Set-Off; Suspension of Payment and Performance. The Bank is hereby authorized by the Company, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the liabilities of the Company under this Agreement and the Notes (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all liabilities owing by the Bank or any of its Affiliates to the Company (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Event of Default, to suspend the payment and performance of such liabilities owing by such Person or its Affiliates and, in the case of liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

    Section 8.13 Judicial Proceedings: Waiver of Jury Trial. Any judicial proceeding brought against the Company with respect to any Credit Agreement Related Claim may be brought in any court of competent jurisdiction whose territorial jurisdiction includes the Eastern District of Michigan, and, by execution and delivery of this Agreement, the Company (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Credit Agreement Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Company hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of
Section 8.7, and service so made shall be deemed complete on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Bank or any other Indemnified Person to bring proceedings against the Company in the courts of any other jurisdiction. Any judicial proceeding by the Company against the Bank involving any Credit Agreement Related Claim shall be brought only in a court located in the State of Michigan. THE COMPANY AND THE BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING ANY CREDIT AGREEMENT RELATED CLAIM.

    Section 8.14 LIMITATION OF LIABILITY. NEITHER THE BANK NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED OR ALLEGED BY THE COMPANY OR THE BANK IN CONNECTION WITH ANY CREDIT AGREEMENT RELATED CLAIM.

    Section 8.15 Severability. The provisions of this
Agreement are severable, and if any clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such clause or provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such clause or provision in any other jurisdiction or the remaining provisions hereof ln any jurisdiction.

    Section 8.16 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each complete set of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    Section 8.17 Headings, Bold Type and Index. The section headings, subsection headings, and bold type used herein and the Index hereto have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

    IN WITNESS WHEREOF, the parties hereto, by their officers
"hereunto duly authorized, have executed this Agreement as of the day and year first above written.

NATIONAL CONSUMER
  COOPERATIVE BANK                COMERICA BANK


By:_____________________          By:________________________

Its:____________________          Its:_______________________

                              EXHIBIT "A"
                          FORM OF PROMISSORY NOTE

                              PROMISSORY NOTE

U.S. $10,000,000
Dated:___________________

    FOR VALUE RECEIVED, the undersigned, National Consumer Cooperative Bank, a corporation organized under the laws of the United States (the "Company"),hereby promises to pay to the order of Comerica Bank (the "Bank") the principal amount of TEN MILLION UNITED STATES DOLLARS ($10,000,000) on the Maturity Date.

    The Company promises to pay interest from the date hereof until the Maturity Date on the principal amount of this Promissory Note from time to time outstanding at the per annum interest rate of ______________________________ PERCENT
(__________%), payable on each Interest Payment Date. Interest shall be computed on the basis of a year of 360 days consisting of 12 months of 30 days each and, in the case of a portion of a month, for the actual number of days (including the first and excluding the last) elapsed. Any principal amount of this Promissory Note which is not paid on the Maturity Date shall bear interest from the Maturity Date and until paid in full at the Default Rate. In no event shall the rate of interest borne by this Promissory Note at any time exceed the maximum rate of interest permitted at that time under applicable law.

    Payments of the principal amount of and interest on this Promissory note shall be made in lawful money of the United States of America to the Bank at 500 Woodward Avenue, Detroit, Michigan or at such other place as the holder of this Note may designate in writing to the Company.

    This Promissory Note is a Note referred to in the Term
Loan Agreement, of even date herewith (the "Term Loan Agreement"), between the Bank and the Company. The Term Loan Agreement, among other things, contains provisions for optional prepayments on account of the principal of this Promissory Note by the Company and for acceleration of the maturity of this Promissory note upon the terms and conditions therein specified. Capitalized terms used (but not defined) in this Promissory Note shall have the meanings given to them in the Term Loan Agreement.

                             NATIONAL CONSUMER COOPERATIVE BANK


                             By:___________________________

                             Its:__________________________

                            SCHEDULE OF INTEREST


         This Schedule of Interest attached to the Promissory Note dated __________________,
         199___ of NATIONAL CONSUMER COOPERATIVE
         BANK, payable to the order of COMERICA
         BANK, and is, by specific reference,
         incorporated in and made a part of the
         Promissory Note.

=================================================================

Interest Period                           Payment of
First    Last      Principal          Interest          Notation
 Day     Day       Outstanding    Amount        Date     Made By

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

                               EXHIBIT "B"
                          PURSUANT TO SECTION 6.2
                   OF TERM LOAN AGREEMENT BY AND BETWEEN
                    NATIONAL CONSUMER COOPERATIVE BANK
                                    AND
                               COMERICA BANK
            __________________________________________________

                       PERMITTED SECURITY INTERESTS,
                          LIENS AND ENCUMBRANCES
            __________________________________________________


NCB Savings Bank, FSB, ("NCBSB") has under pledge to the Federal Home Loan Bank of Cincinnati (FHLBC) its mortgage loan portfolio under a Blanket Agreement for Advances and Security
Agreement which allows a blanket lien to secure borrowings from FHLBC.

The Company extends lines of credit to NCB Business credit and NCB Mortgage, each secured by all assets of NCB Business Credit and NCB Mortgage pursuant to certain Business Loan/Security
Agreements.

Each of the Company, NCB Mortgage and NCB Business Credit sells mortgage loans, ESOP loans and other loans from its portfolio in the ordinary course of business, structured either as an Asset Securitization or a sale of whole loans. The SPV or other purchaser typically provides for an alternative security interest and files a financing statement covering such loans in order to protect itself against a subsequent determination that such sale was not a sale but rather a loan.
























                                       Exhibit 22.1


              LIST OF SUBSIDIARIES AND AFFILIATE


NCB Mortgage Corporation          (wholly-owned) (Delaware)

NCB Financial Corporation         (wholly-owned) (Delaware)

NCB Savings Association,FSB       (wholly-owned) (Federal)

NCB Investment Advisers, Inc.     (wholly-owned) (Delaware)

NCB Insurance Brokers, Inc.       (wholly-owned) (New York)

Cooperative Funding Corporation   (wholly-owned) (Delaware)

NCB I, Inc.                       (wholly-owned) (Delaware)
                                  (special purpose corp.)

NCB Retail Finance Corporation    (wholly-owned) (Delaware)
                                  (special purpose corp.)

NCB Development Corporation       (non-profit corporation
                                  without capital stock)
                                  (District of Columbia)






































                                       Exhibit 10.5


         EXECUTIVE MANAGEMENT INCENTIVE PLAN FOR 1996

1. LOAN ORIGINATION (25 Points)

    The following objectives are weighted 40%, 40% and 20% respectively.

    A. Real Estate Originations        $195,000,000

    B. Commercial Originations         $153,000,000

    C. Share Loan and Single Family
         Originations                   $58,000,000

2. CREDIT QUALITY (20 Points)

    The following objectives are weighted 40%, 40% and 20% respectively.

    A. As of year end the percentage of the total loan and LC portfolio that is non-performing(non-accruing, and OREO) will not exceed 1.5% of total loans and LC's.

         If non-performing assets are 1% or less of total loans at year end then the credit quality component of the Incentive Plan is weighted 25 points.

    B. As of year end the dollar percentage of classified
    (substandard) and doubtful) assets will not exceed 6% of total loans and LC's.

         If classified assets are 5% of total loans and LC's or less then this objective is weighted 50%.

    C. Overall loan administration objectives shall be achieved as reported by Credit Review and measured by the outside auditors, FCA and OTS.

3. NET INCOME (25% Points)

    The following objectives are weighted 50%, 25% and 25% respectively.

    A. Meet budgeted net income. (Each additional $500,000 after the first $500,000 of net income in excess of budget adds 5 points to the total incentive calculation.)

    B. Achieve 8% return on equity.

    C. Achieve ratio of 62% or less of operating expense(less
    NCBDC contribution) divided by net revenue (plus up to 1% of gains on asset sales.)

4. LOW INCOME/AFFORDABLE HOUSING (15 Points)

    The following objectives are weighted 75% and 25% respectively and represent business developed jointly with
NCBDC:

    A. Low income originations and investments of $60,000,000.

         Each $1 million in excess of the goal increases the
`        weight of the low income goal by one point to a
    maximum of 20 points and increases the weight of this objective by 5% to a maximum of 90%.

    B. Conduct three new market or product opportunity assessments (50%) and implement one new opportunity (50%).

5. TRAINING AND PEOPLE DEVELOPMENT (10 Points)

    The following objectives are weighted equally.

    A. 65% of positions filled intgernally at grade 6 and above.

    B. 95% of employees have a personal development plan by year end.

6. CUSTOMER SATISFACTION (5 Points)

    A. Achieve a customer satisfaction rating average of four on a five point rating scale in annual customer survey.

7. AWARD LEVELS

    Points         Incentive Award as a Percent of Base Salary

    50 - 64.9      Up to               15%

    65 - 79.9      Up to               25%

    80 - 89.9      Up to               30%

    90 and over    Up to               35%

    Incentive awards are determined by the CEO for each participant based upon the results of this plan and the achievement of individual performance objectives.

8. PARTICIPANTS

    C.E. Snyder              M. Hiltz
    C. Blakely               R. L. Reed
    C. H. Hackman            T. W. Simonette









                                            Exhibit 25.12



                   POWER OF ATTORNEY

                      Know all men by these presents:

                That I Anthony J. Scallon                    ,

of 3716 40th Ave., South, Minneapolis, MN 55406               ,
a member of the Board of Directors of THE NATIONAL CONSUMER COOPERATIVE BANK, do hereby make, constitute and appoint as my true lawful attorney in fact Richard L. Reed or Louise M. Grant for me and in my name, place and stead to sign any and all of the following and amendments thereto executed on behalf of THE
NATIONAL CONSUMER COOPERATIVE BANK     and filed with the
Securities and Exchange Commission, as follows:

Annual Reports on Form 10-K for the NATIONAL CONSUMER
COOPERATIVE BANK.


    IN WITNESS WHEREOF, I have hereunto set my hand this   day

of                       ,                 .




Signature


State of                         )
                                  )         SS:
County of                        )

    On this           day of                  ,         ,
before me personally appeared the above, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.




Notary Public


My Commission expires:

                                              Exhibit 25.13


                         POWER OF ATTORNEY

                      Know all men by these presents:

                That I Sheila A. Smith                       ,

of 180 N. LaSalle, Suite 1101, Chicago, IL 60601              ,
a member of the Board of Directors of THE NATIONAL CONSUMER COOPERATIVE BANK, do hereby make, constitute and appoint as my true lawful attorney in fact Richard L. Reed or Louise M. Grant for me and in my name, place and stead to sign any and all of the following and amendments thereto executed on behalf of THE
NATIONAL CONSUMER COOPERATIVE BANK     and filed with the
Securities and Exchange Commission, as follows:

Annual Reports on Form 10-K for the NATIONAL CONSUMER
COOPERATIVE BANK.


    IN WITNESS WHEREOF, I have hereunto set my hand this   day

of                       ,                 .




Signature


State of                         )
                                  )         SS:
County of                        )

    On this           day of                  ,         ,
before me personally appeared the above, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.




Notary Public


My Commission expires:

                                                     Exhibit 25.11


                             POWER OF ATTORNEY

                      Know all men by these presents:

                That I Alfred A. Plamann               ,of

Certified Grocers, 2601 S. Eastern Ave. Los Angeles CA 90040,
a member of the Board of Directors of THE NATIONAL CONSUMER COOPERATIVE BANK, do hereby make, constitute and appoint as my true lawful attorney in fact Richard L. Reed or Louise M. Grant for me and in my name, place and stead to sign any and all of the following and amendments thereto executed on behalf of THE
NATIONAL CONSUMER COOPERATIVE BANK     and filed with the
Securities and Exchange Commission, as follows:

Annual Reports on Form 10-K for the NATIONAL CONSUMER
COOPERATIVE BANK.


    IN WITNESS WHEREOF, I have hereunto set my hand this   day

of                       ,                 .




Signature


State of                         )
                                  )         SS:
County of                        )

    On this           day of                  ,         ,
before me personally appeared the above, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.




Notary Public


My Commission expires:

                                                   Exhibit 25.1


                             POWER OF ATTORNEY

                      Know all men by these presents:

                That I Joseph Cabral                         ,

of 9541 Mason Ave., Chatsworth, CA 91311                      ,
a member of the Board of Directors of THE NATIONAL CONSUMER COOPERATIVE BANK, do hereby make, constitute and appoint as my true lawful attorney in fact Richard L. Reed or Louise M. Grant for me and in my name, place and stead to sign any and all of the following and amendments thereto executed on behalf of THE
NATIONAL CONSUMER COOPERATIVE BANK     and filed with the
Securities and Exchange Commission, as follows:

Annual Reports on Form 10-K for the NATIONAL CONSUMER
COOPERATIVE BANK.


    IN WITNESS WHEREOF, I have hereunto set my hand this   day

of                       ,                 .




Signature


State of                         )
                                  )         SS:
County of                        )

    On this           day of                  ,         ,
before me personally appeared the above, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.




Notary Public


My Commission expires:

                                                   Exhibit 25.6


                             POWER OF ATTORNEY

                      Know all men by these presents:

                That I Pete Crear                            ,

of 5805 Ivanhoe Circle, Fitchburg, WI 53711                   ,
a member of the Board of Directors of THE NATIONAL CONSUMER COOPERATIVE BANK, do hereby make, constitute and appoint as my true lawful attorney in fact Richard L. Reed or Louise M. Grant for me and in my name, place and stead to sign any and all of the following and amendments thereto executed on behalf of THE
NATIONAL CONSUMER COOPERATIVE BANK     and filed with the
Securities and Exchange Commission, as follows:

Annual Reports on Form 10-K for the NATIONAL CONSUMER
COOPERATIVE BANK.


    IN WITNESS WHEREOF, I have hereunto set my hand this   day

of                       ,                 .




Signature


State of                         )
                                  )         SS:
County of                        )

    On this           day of                  ,         ,
before me personally appeared the above, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.




Notary Public


My Commission expires:











                                            Exhibit 27


                   Financial Data Schedule

         Appendix C to Item 601(c) of Regulatorin S-K
Bank Holding Companies and Savings and Loan Holding Companies
                   Article 9 of Regulation S-X

Item Number        Item Description            Amount

9-03 (1)      Cash                            6,121,646
9-03 (2)      Int-bearing deposits            7,997,730
9-03 (3)      Fed-Funds - Sold                7,170,000
9-03 (4)      Trading - Assets                        0
9-03 (6)      Investments-Held-For-Sale      29,095,559
9-03 (6)      Investments - Carrying          3,118,956
9-03 (7)      Loans                         597,190,479
9-03 (7)(2)   Allowance                      14,554,240
9-03 (7)(11)  Total-Assets                  684,531,664
9-03 (12)     Deposits                       78,100,173
9-03 (13)     Short-Term                    132,499,998
9-03 (15)     Liabilities-Other              17,776,591
9-03 (16)     Long-Term                     337,701,734
9-03 (21)     Common                         94,081,220
9-03 (22)     Other Stock Equity                254,038
9-03 (23)     Total-Liability-and-Equity    684,531,664
9-04 (1)      Interest-Loan                  48,563,512
9-04 (2)      Interest-Investment             3,934,756
9-04 (5)      Interest-Total                 52,498,268
9-04 (6)      Interest-Deposit                3,457,902
9-04 (9)      Total Interest-Expense         30,753,161
9-04 (10)     Interst Income-Net             21,745,107
9-04 (11)     Loan-Losses                     1,904,500
9-04 (13)(h)  Securities-Realized Loss           73,938
9-04 (14)     Expense-Other                  22,592,713
9-04 (15)     Income-Pretax                   9,860,919
9-04 (20)     Net-Income                      9,083,236
9-04 (21)     Eps-Primary                          9.65
9-04 (21)     Eps-Diluted                          9.65
l.B.5         Yield-Actual Int Earning             3.71
lll.C.1 (a)   Loans-Non-Accrual               1,740,794
lll.C.1 (b)   Loans-Past 90 days/more         1,159,869
lll.C.1 (c)   Loans-Troubled                  4,040,996
lll.C.2       Loans-Problem                           0
lV.A.1        Allowance-Beginning            13,031,499
lV.A.2        Charge-Offs                       699,014
lV.A.3        Recoveries                        371,255
lV.B.1        Allowance-Domestic                      0
lV.B.2        Allowance-Foreign                       0
lV.A.4        Allowance-End                  14,554,240